SEMI-ANNUAL REPORT



                                                          ----------------------
                                                          GE INSTITUTIONAL FUNDS



MARCH 31, 2003

[GE LOGO OMITTED]
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                                                          GE INSTITUTIONAL FUNDS
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TABLE OF CONTENTS
--------------------------------------------------
LETTER FROM THE PRESIDENT .........................................    2

FINANCIAL INFORMATION

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS
     U.S. Equity Fund .............................................    4
     S&P 500 Index Fund ...........................................    8
     Value Equity Fund ............................................   15
     Mid-Cap Value Equity Fund ....................................   19
     Small-Cap Value Equity Fund ..................................   23
     International Equity Fund ....................................   27
     Europe Equity Fund ...........................................   32
     Premier Growth Equity Fund ...................................   36
     Premier Research Equity Fund .................................   39
     Premier International Equity Fund ............................   42
     Income Fund ..................................................   46
     Strategic Investment Fund ....................................   55
     Money Market Fund ............................................   62

NOTES TO PERFORMANCE ..............................................   65

NOTES TO SCHEDULES OF INVESTMENTS .................................   67

FINANCIAL STATEMENTS
     Financial Highlights .........................................   68
     Notes to Financial Highlights ................................   77
     Statements of Assets and Liabilities .........................   78
     Statements of Operations .....................................   82
     Statements of Changes in Net Assets ..........................   86
     Notes to Financial Statements ................................   90

ADDITIONAL INFORMATION ............................................   99

INVESTMENT TEAM ...................................................  101



This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                       LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Attached is the Semi-Annual Report for the GE Institutional Funds for the six-month period ended March 31, 2003. I'd like to take this opportunity to review our perspective on the investment markets over the past year and share our outlook for the remainder of 2003. For more specific information about the performance of any of the GE Institutional Funds in your portfolio, you can refer to the commentaries provided by portfolio managers of each Fund, along with Fund specific data, which appear later in this report.


MARKET OVERVIEW
As last year came to a close, investors surveyed a decidedly unrewarding environment in which they had suffered through the worst U.S. equity market decline since the 1930's. During the same period, international equity markets only managed to look somewhat better, in U.S. dollar terms, due to the effect of the weakening dollar on translated foreign currency returns. The year 2002 capped three consecutive years of U.S. equity market declines; for the first time since 1939 - 1941 for the Dow and the S&P 500, and for the first time ever in the 30-year history of NASDAQ. Looking at different industry sectors around the globe, finding places to generate positive performance proved to be well-nigh "Mission Impossible", with no sector in the U.S. or Europe able to deliver positive performance as a whole. U.S. fixed income markets outperformed as long rates continued to slide. Short rates hit a 40-year low amid the generally easing stance adopted by the Federal Reserve, despite the Fed's being less active than in 2001 when short rates were slashed a total of 11 times. The good news is that overstretched equity valuations are beginning to look more reasonable as stock prices have tumbled and as earnings show signs of recovering. Some market observers have even been heard to claim that dividend yields on high quality stocks make them an attractive alternative to U.S. Treasury bonds.

After the close of this difficult year, which we hope saw the bottom of the bear market in early October, markets went on a roller coaster ride as diplomatic efforts failed to dislodge Saddam Hussein, and U.N. inspectors failed to uncover suspected weapons of mass destruction. As our coalition forces scored initial military successes, equity markets around the world roared to their best weekly performance in twenty years, with asset allocation shifts causing fixed income markets to bear the brunt of a sell-off.

Following the conclusion of the military phase of operation Iraqi Freedom, markets have responded constructively, with the S&P 500 up nearly 5%, and the NASDAQ up over 10%, through early May. First Quarter 2003 earnings for S&P 500 companies came in generally better than expected, up 13% versus the 1st Quarter of 2002. Economic data continues to be lackluster, with weak labor markets (higher unemployment and initial jobless claims), and such a lack of business pricing power that Fed Chairman Greenspan is expressing concern about the potential for deflation and hinting at the need to import inflation via a weaker dollar. The Fed appears to be ready to cut rates further to stimulate the economy, and can no longer point to the uncertainties of war as a reason to defer taking action. In recent testimony to Congress, Chairman Greenspan noted several reasons underpinning many economists' expectations for a 2nd half recovery, including a welcome pick-up in consumer confidence, improved financial markets, growing orders backlogs for non-defense capital goods (excluding aircraft), and lower energy prices.


MARKET OUTLOOK
Global markets present an even more contradictory array of challenges than usual, with a variety of forces influencing investor psychology.


THE PLUSES INCLUDE:

   o Positive resolution of the military phase of dealing with Iraq, however, "Winning the Peace" may present an even greater challenge.

   o Return of the Administration to dealing with the domestic agenda, and especially the need to pump up our anemic economy via a tax package. The lessons of George Bush (Sr.) in winning the Gulf war but losing the election are not lost on the current President's advisers; however, the Administration faces a tough battle to enact the tax stimulus package it wants.

   o Monetary policy, guided by the Federal Reserve under Chairman Alan Greenspan, whose job tenure appears secure in light of the President's endorsing him for another term, is expected to be accommodative.

   o First quarter reported corporate earnings provided encouraging signs of improvement, with positive surprises running ahead of negative surprises nearly four to one.

   o The economy, for all its areas of questionable weakness (will the consumer still spend, and will low interest rates and mortgage refinancings continue to provide people with spending money?) is still growing, albeit lethargically.

   o The oil price spike appears to be over in the aftermath of the Iraq Conflict, reducing a substantial drag on global economic growth.

   o The sheer duration and extent of recent market declines, as valuations plummeted from unsustainable "bubble" levels, coupled with a substantial amounts of potential equity demand from retail investors (low-yielding money market funds now aggregate nearly $2.5 trillion and

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     individual cash as a percentage of the Wilshire 5000 has risen from 25.7%
     in April 2000 to 55.7% currently) and institutional sources (looking for higher returns to rebuild their funds, plus making contributions to reduce substantial pension deficits), suggest that a recovery may be in the offing. Another positive way to assess the current U.S. equity environment is that we "only" need to achieve annual returns of 5.7% for the next seven years to equal the performance of the worst consecutive ten years of the past century (1929 - 1938), with a far less gargantuan challenge confronting our country now than it faced during the Depression.

   o Recent settlements involving Wall Street firms and individuals may mark the beginning of restoration of trust by investors in financial intermediaries and other corporations whose reputations have been battered by a spate of conflicted, inappropriate and sometimes criminal behavior.


THE MINUSES INCLUDE:

   o The uncertainties associated with a successful transition to a post-Saddam Hussein regime in Iraq, plus the costs of underwriting such an effort. The War on Terrorism continues, with countries like Iran, North Korea, and the remnants of Al-Queda, capable of inflicting damage on fragile worldwide recoveries.

   o Dealing with the geo-political fall-out from fractured relationships with France, Germany and Russia, and the difficulties of brokering a solution to the Arab-Israeli conflict (and with an Administration that has its own internal conflicts on how best to deal with theses issues).

   o Adding emphasis to the phrase, "it never rains but it pours", the outbreak of SARS around the world has added to the woes of many countries and industries, particularly those in the travel and tourism sectors.

   o Domestically, consumers remain extended in terms of debt levels, businesses are not investing in capital goods and the weak dollar scares off foreign financial investors.

On balance, the pluses outweigh the minuses, and we are looking for an earnings-led recovery, supported by the enactment of tax cuts in this 3rd Presidential year, to restore investor, consumer and business confidence as the economy picks up the pace during the 2nd half of the year.


FUND HIGHLIGHTS
Although the investment markets have presented significant challenges in recent times, we are proud to recognize the outstanding performance generated by a number of the GE Institutional Funds.

The GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND ranked in the top 25% for the one-year period and top 20% for the three-year period when compared to its Lipper peer group through March 31, 2003. In addition, it received the highest rating given, five-stars, by Morningstar, an independent mutual fund rating service. Furthermore, the GE INSTITUTIONAL U.S. EQUITY FUND, which received a four-star Morningstar rating, ranked in the top 25% for the one-year, and 10% for the three- and five-year periods. Bond investors should note the GE INSTITUTIONAL INCOME FUND performed in the top 20% of its peer group for the one- and three-year periods, and in the top 25% for the five-year period. This Fund, as well as the GE INSTITUTIONAL VALUE EQUITY FUND also achieved four-star Morningstar ratings.

At GE Institutional Funds, we take seriously our commitment to helping you make your goals a reality. Like you, we are focused on the long-term possibilities that the investment markets have to offer and continue to work hard to position our portfolios in ways that give you the best opportunity for success. To stay in touch with us, I encourage you to look at our website at WWW.GEASSETMANAGEMENT.COM.



Sincerely,

/S/SIGNATURE

Michael J. Cosgrove
CHAIRMAN, GE FUNDS
MAY 9, 2003


MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.




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                                                                U.S. EQUITY FUND
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Q&A

Q. HOW DID THE GE INSTITUTIONAL U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2003?

A. The GE Institutional U.S. Equity Fund advanced 4.13% for the Investment Class shares and 3.95% for the Service Class shares for the six-month period ended March 31, 2003. The Fund's benchmark, the S&P 500 Index, returned 5.04% over the period and its Lipper peer group of 1035 Large Cap Core funds returned 3.30% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2003?

A. The Fund underperformed the S&P 500 benchmark primarily due to an underweight in technology over the six-month period. Technology stocks began to improve over the fourth quarter of 2002, as investors anticipated the economic recovery and better corporate earnings. The market continues to bid up these higher "beta" investments in the first quarter despite the Iraqi War. Evidence of this pattern was evident in the NASDAQ, which posted positive performance, unlike most of the other indices, for the first quarter of 2003. On the margin, we have been adding to our technology position over the past few months as we expect fundamentals to improve along side an improving economy. We continue to be cautious on valuations, as stocks do tend to get ahead of themselves in this growth sector.

Q.  WHICH SECTORS AND STOCKS PERFORMED WELL OVER THE PERIOD?

A. Consumer Staples, Consumer Discretionary, Industrials, Energy, Financial, and Materials all contributed to performance. Beverage holding PepsiCo (+9%), food product companies General Mills (+3.8%) and Sara Lee (+3.7%), and personal products leader Avon Products (+25%) were all notable contributors over the period. Media holdings in the consumer discretionary sector contributed the most to performance including Liberty Media (+36%) and Comcast (+32%). First Data (+33%) in the industrial sector did very well as the company executed on its earnings strategy and as investors anticipated a corporate-wide earnings recovery amid better economic fundamentals in the U.S. Citigroup (+18%) within the financial sector did well due to improved equity markets and a better lending environment.

Q.  HOW HAS THE IRAQI WAR IMPACTED THE FUND?

A. The portfolio has done well over the past few months despite a very volatile market. With the advent of the war in March, the markets reacted with a rally because some of the uncertainty has diminished. The portfolio was not positioned defensively but rather reflects a diversified approach to investing in companies that we believe will "weather" the storm. While crisis events like war are difficult to anticipate and predict, history of these types of events leads us to believe that as we make progress in restoring stability and implementing a democracy, investors should react positively and the markets should improve over the long term.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Following three straight down years, the market is obviously overdue for a recovery and we do expect a modest positive return as corporate earnings slowly recover later in the year. Despite recent progress made in the Iraqi War, uncertainty relating to terrorism and other geopolitical concerns will probably limit the upside potential of the market and result in a continuing period of above average volatility. This is the kind of environment where stock selection, driven by strong fundamental research, should pay off with good returns relative to the benchmark.




                                       4
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                                                                U.S. EQUITY FUND
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--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
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INVESTMENT CLASS SHARES
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[LINE GRAPH OMITTED]
                        U.S. EQUITY FUND                        S&P 500
11/25/97                $10,000.00                              $10,000.00
3/98                     11,529.14                               11,588.04
9/98                     10,628.43                               10,788.18
3/99                     13,467.20                               13,736.76
9/99                     13,632.57                               13,787.86
3/00                     15,585.02                               16,232.22
9/00                     15,363.95                               15,613.58
3/01                     14,001.90                               12,685.18
9/01                     12,677.07                               11,451.37
3/02                     14,231.52                               12,711.00
9/02                     10,486.38                               9,104.81
3/03                     10,919.38                               9,564.02


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                     SIX       ONE   FIVE     SINCE
                   MONTHS     YEAR   YEAR  INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------
U.S. Equity Fund    4.13%  -23.27% -1.08%      1.66%     11/25/97
--------------------------------------------------------------------------------
S&P 500             5.04%  -24.76% -3.77%     -0.83%
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------
[LINE GRAPH OMITTED]
                           U.S. EQUITY FUND              S&P 500
1/3/01                    $10,000.00                    $10,000.00
3/01                        9,372.96                      8,815.97
6/01                        9,666.12                      9,331.41
9/01                        8,477.20                      7,958.49
12/01                       9,337.57                      8,808.80
3/02                        9,501.68                      8,834.09
6/02                        8,328.33                      7,650.05
9/02                        6,990.87                      6,327.80
12/02                       7,531.32                      6,861.89
3/03                        7,266.78                      6,646.95

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                       SIX         ONE       SINCE
                      MONTHS       YEAR    INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------
U.S. Equity Fund       3.95%     -23.52%    -13.28%      1/03/01
--------------------------------------------------------------------------------
S&P 500                5.04%     -24.76%    -16.60%
--------------------------------------------------------------------------------



INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.


SECTOR ALLOCATION
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $268,674 (in thousands)


[PIE GRAPH OMITTED]

Financial 20.4%
Healthcare 16.2%
Industrials 11.7%
Consumer - Discretionary 11.3%
Information Technology 11.2%
Short Term 8.2%
Energy 7.5%
Consumer - Staples 6.3%
Telecommunication Services 3.2%
Materials 2.1%
Utilities 1.9%



TEN LARGEST HOLDINGS
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
   Citigroup Inc.                                      4.30%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     3.00%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         3.00%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   2.90%
--------------------------------------------------------------------------------
   Federal National Mortgage Assoc.                    2.80%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   2.70%
--------------------------------------------------------------------------------
   First Data Corp.                                    2.60%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                2.20%
--------------------------------------------------------------------------------
   American International Group                        2.00%
--------------------------------------------------------------------------------
   Liberty Media Corp. (Series A)                      1.80%
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* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
  ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




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                                                                U.S. EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                U.S. EQUITY FUND
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                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.7%
--------------------------------------------------------------------------------
CONSUMER - DISCRETIONARY -- 12.0%

AOL Time Warner Inc. .............    89,900  $     976,314(a)
Best Buy Co. Inc. ................    18,451        497,623(a)
Carnival Corp. ...................    83,220      2,006,434(j)
Catalina Marketing Corp. .........    62,158      1,195,298(a,j)
Comcast Corp. (Class A) ..........    16,952        484,658(a,j)
Comcast Corp. (Class A Special) ..   167,366      4,600,891(a)
Costco Wholesale Corp. ...........    12,657        380,090(a)
eBay Inc. ........................     4,110        350,542(a,j)
Gannett Co. Inc. .................     8,656        609,642
Home Depot Inc. ..................   149,833      3,649,932
Liberty Media Corp. (Series A) ...   505,486      4,918,379(a)
Lowe's Cos. Inc. .................    10,017        408,894(j)
Omnicom Group ....................    26,661      1,444,226
Target Corp. .....................   132,916      3,889,122
Viacom Inc. (Class B) ............    55,383      2,022,587(a)
Wal-Mart Stores Inc. .............    44,179      2,298,633
Walt Disney Co. ..................    35,091        597,249
                                                 30,330,514

CONSUMER - STAPLES -- 6.7%

Altria Group Inc. ................    24,657        738,724
Anheuser-Busch Cos. Inc. .........    25,685      1,197,178
Avon Products Inc. ...............    23,117      1,318,825
Colgate-Palmolive Co. ............    31,326      1,705,387
General Mills Inc. ...............    16,439        748,796
Kimberly-Clark Corp. .............    44,487      2,022,379
PepsiCo. Inc. ....................   115,567      4,622,680
Procter & Gamble Co. .............    16,182      1,441,007
Sara Lee Corp. ...................    68,807      1,286,691
Sysco Corp. ......................    40,326      1,025,893
The Gillette Co. .................    29,538        913,906
                                                 17,021,466

ENERGY -- 8.0%

Anadarko Petroleum Corp. .........    24,144      1,098,552
Baker Hughes Inc. ................    63,184      1,891,097
BP PLC. ADR. .....................    32,620      1,258,806
Burlington Resources Inc. ........    36,654      1,748,762
ConocoPhillips ...................    44,949      2,409,266
EnCana Corp. .....................    49,829      1,612,466
Exxon Mobil Corp. ................   206,406      7,213,890
Nabors Industries Ltd. ...........    48,110      1,918,146(a)
Schlumberger Ltd. ................    25,941        986,017
                                                 20,137,002

FINANCIAL -- 21.7%

AFLAC Inc. .......................    19,521        625,648
American Express Co. .............    82,989      2,757,724
American International Group .....   108,982      5,389,160(h)


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Bank of America Corp. ............    63,957  $   4,274,886
Bank One Corp. ...................    25,685        889,215
Berkshire Hathaway Inc. (Class B)        632      1,350,584(a)
Citigroup Inc. ...................   334,849     11,535,548(h)
Federal Home Loan
   Mortgage Corp. ................    24,966      1,325,695
Federal National Mortgage
   Association ...................   113,822      7,438,268
FleetBoston Financial Corp. ......    26,969        644,020
Hartford Financial Services
   Group Inc. ....................    43,922      1,550,007
JP Morgan Chase & Co. ............    42,894      1,017,017
Lehman Brothers Holdings Inc. ....    13,099        756,467
Lincoln National Corp. ...........    23,887        668,836(j)
Marsh & McLennan Cos. Inc. .......    70,120      2,989,216
Mellon Financial Corp. ...........    62,673      1,332,428
Morgan Stanley ...................    24,658        945,634
State Street Corp. ...............    45,360      1,434,737(e)
The Allstate Corp. ...............    54,801      1,817,749
Travelers Property Casualty
   Corp. (Class B) ...............    23,630        333,419
US Bancorp .......................    68,323      1,296,771
Wachovia Corp. ...................    52,501      1,788,709
Wells Fargo & Co. ................    56,251      2,530,732
                                                 54,692,470

HEALTHCARE -- 17.3%

Abbott Laboratories ..............    85,275      3,207,193
Apogent Technologies Inc. ........    51,884        756,469(a)
Baxter International Inc. ........     3,083         57,467
Biogen Inc. ......................     7,860        235,486(a)
Bristol-Myers Squibb Co. .........    12,846        271,436
Cardinal Health Inc. .............   105,566      6,014,095(j)
DENTSPLY International Inc. ......    28,254        982,957(j)
Eli Lilly & Co. ..................     6,678        381,648
HCA Inc. .........................     5,394        223,096
IMS Health Inc. ..................    19,007        296,699
Johnson & Johnson ................   135,372      7,833,978
Lincare Holdings Inc. ............    77,056      2,364,849(a,j)
Merck & Co. Inc. .................    80,653      4,418,171
Pfizer Inc. ......................   261,141      8,137,154
Pharmacia Corp. ..................    79,625      3,447,763
Sybron Dental Specialties Inc. ...     7,448        129,968(a)
UnitedHealth Group Inc. ..........     6,215        569,729(j)
WebMD Corp. ......................    13,613        122,789(a,j)
Wyeth ............................   109,011      4,122,796
                                                 43,573,743

INDUSTRIALS -- 12.4%

Automatic Data Processing ........    52,398      1,613,334
Burlington Northern
   Santa Fe Corp. ................    35,959        895,379
Certegy Inc. .....................    49,059      1,236,287(a)
Concord EFS Inc. .................    69,864        656,722(a,j)
Danaher Corp. ....................     6,421        422,245(j)
Dover Corp. ......................    85,018      2,059,136
Eaton Corp. ......................     8,476        592,896(j)
Emerson Electric Co. .............    48,232      2,187,321
Equifax Inc. .....................    60,103      1,201,459


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

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                                                                U.S. EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
First Data Corp. .................   185,448  $   6,863,430
General Dynamics Corp. ...........    27,175      1,496,527
Lockheed Martin Corp. ............    30,566      1,453,413
Northrop Grumman Corp. ...........    14,512      1,245,130
Paychex Inc. .....................     6,935        190,504
Pitney Bowes Inc. ................    16,495        526,520
3M Co. ...........................    18,966      2,466,149
Tyco International Ltd. ..........     8,219        105,696
Union Pacific Corp. ..............    21,062      1,158,410(j)
United Technologies Corp. ........    63,997      3,697,747
Waste Management Inc. ............    61,645      1,305,641
                                                 31,373,946

INFORMATION TECHNOLOGY -- 12.0%

Analog Devices Inc. ..............    73,974      2,034,285(a)
Applied Materials Inc. ...........   152,828      1,922,576(a)
BMC Software Inc. ................     3,340         50,401(a)
Cisco Systems Inc. ...............   204,087      2,649,049(a)
Dell Computer Corp. ..............   105,823      2,890,026(a)
Electronic Data Systems Corp. ....    17,466        307,402
Intel Corp. ......................   176,149      2,867,706
International Business
   Machines Corp. ................    31,850      2,497,996
Intuit Inc. ......................    50,857      1,891,880(a)
Microsoft Corp. ..................   337,247      8,164,750
Molex Inc. (Class A) .............   112,501      2,068,893
Oracle Corp. .....................   191,355      2,076,010(a)
Unisys Corp. .....................    63,186        585,102(a)
Yahoo Inc. .......................     9,760        234,435(a)
                                                 30,240,511

MATERIALS -- 2.2%

Alcoa Inc. .......................    50,659        981,771
Barrick Gold Corp. ...............    58,562        911,225
E.I. du Pont de Nemours and Co. ..    21,832        848,392
Rohm & Haas Co. ..................    23,374        696,078
Weyerhaeuser Co. .................    44,693      2,137,666
                                                  5,575,132

TELECOMMUNICATION SERVICES -- 3.4%

AT&T Corp. .......................    41,096        665,755
SBC Communications Inc. ..........    64,470      1,293,268
Verizon Communications Inc. ......    82,963      2,932,742
Vodafone Group PLC. ADR. .........   197,776      3,603,479(j)
                                                  8,495,244

UTILITIES -- 2.0%

Dominion Resources Inc. ..........    36,718      2,033,076
Duke Energy Corp. ................    25,684        373,445
Entergy Corp. ....................    30,309      1,459,378
Exelon Corp. .....................    17,465        880,411
FirstEnergy Corp. ................    11,813        372,111
                                                  5,118,421

TOTAL INVESTMENTS IN SECURITIES
   (COST $285,747,435) ...........              246,558,449



                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.8%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund ............... 5,851,656   $  5,851,656(l)
State Street Navigator Securities
   Lending Prime Portfolio .......16,263,840     16,263,840(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $22,115,496) ............               22,115,496


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (6.5)% ....................              (16,431,633)
                                               ------------

NET ASSETS-- 100% ................             $252,242,312
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The U.S. Equity Fund had the following long futures contracts open at March 31, 2003:

                           NUMBER       CURRENT
              EXPIRATION     OF        NOTIONAL    UNREALIZED
DESCRIPTION      DATE     CONTRACTS      VALUE    DEPRECIATION
--------------------------------------------------------------------------------
S&P 500        June 2003      3        $635,250     $(15,525)


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE GE INSTITUTIONAL S&P 500 FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2003?

A. The GE Institutional S&P 500 Fund had a return of 5.15% for the six-month period ended March 31, 2003. The S&P 500 Index returned 5.04%. The Fund's Lipper peer group of 172 S&P 500 Index funds returned 4.65% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The S&P 500 Index gained 8.44% in the fourth quarter, only to lose 3.15% in the first quarter of 2003 amidst uncertainty in the financial markets. The U.S. markets were, at first, preoccupied with, and depressed from, the uncertainty of when war with Iraq would begin. After war broke out in early March and the equity markets rallied, the uncertainty of how long the war would last set in. The war appeared more difficult than expected, the risks to the economy seemed to rise, and the markets gave back much of the gains posted earlier in the month of March.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES BY THE FUND IMPACTED PERFORMANCE?

A. We are utilizing a full replication strategy to manage the GE Institutional S&P 500 Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is generally held to less than 5% of the total portfolio value, and is equitized using S&P 500 Index futures contracts. This methodology has provided consistent tracking.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of March 31, 2003, the four largest sectors in the S&P 500 Index were Financial (19.4%), Healthcare (15.1%), Information Technology (14.4%) and Consumer Discretionary (13.3%).

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The Fund outperformed its benchmark slightly due to the timing of the investment of the Fund's cash flow, net of Fund fees and expenses.

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. For the six months ending March 31, 2003, the best performing companies (measured by their weighted contribution to the index's return) were IBM (+34.5%) and Microsoft (+10.7%), which combined to add 84 basis points of return, and drove Information Technology as the best performing sector. The worst contributors for the quarter were Consumer Staples companies Coca-Cola (-15.6%) and Altria Group (-22.8%). Together they detracted 40 basis points, leaving Consumer Staples the only sector to post negative returns for the period.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE QUARTER AND WHY?

A. For the 1st quarter of 2003, there were 4 index changes announced by Standard & Poors that impacted the Fund. Additions to the S&P 500 included AutoNation Inc. (Feb 21), Apartment Investment & Management Co. (Mar 13), McCormick & Company (Mar 20), and Symantec Corp. (Mar 28). Deletions for the quarter included Rational Software (Feb 21), AMR Corp. (Mar 13), HealthSouth Corp.
    (Mar 20), and Household International (Mar 28).

Q. WHAT IS THE OUTLOOK FOR THE FUND / HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Due to the passive investment style of the Fund, it will remain fully invested to the S&P 500 to provide as close tracking as possible to the S&P 500 Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE GRAPH OMITTED]

                       S&P 500 INDEX FUND                    S&P 500
11/25/97               $10,000.00                            $10,000.00
3/98                    11,643.72                             11,588.04
9/98                    10,862.80                             10,788.18
3/99                    13,888.39                             13,736.76
9/99                    13,949.31                             13,787.86
3/00                    16,475.47                             16,232.22
9/00                    15,878.84                             15,613.58
3/01                    12,901.20                             12,685.18
9/01                    11,618.01                             11,451.37
3/02                    12,868.15                             12,711.00
9/02                     9,208.40                              9,104.81
3/03                     9,682.37                              9,564.02


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
                       SIX     ONE    FIVE    SINCE
                     MONTHS   YEAR    YEAR  INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------
S&P 500 Index Fund    5.15% -24.76%  -3.62%   -0.60%     11/25/97
--------------------------------------------------------------------------------
S&P 500               5.04% -24.76%  -3.77%   -0.83%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing primarily in equity securities of companies contained in that Index.


SECTOR ALLOCATION
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $78,424 (in thousands)


[PIE CHART OMITTED]

Financial 19.4%
Healthcare 15.2%
Information Technology 14.4%
Consumer - Discretionary 13.4%
Industrials 11.1%
Consumer - Staples 8.9%
Energy 6.1%
Telecommunication Services 3.6%
Utilities 2.8%
Materials 2.6%
Short Term 2.5%


TEN LARGEST HOLDINGS
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
   Microsoft Corp.                                     3.23%
--------------------------------------------------------------------------------
   General Electric Co.                                3.16%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   2.93%
--------------------------------------------------------------------------------
   Wal-Mart Stores Inc.                                2.86%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         2.39%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      2.21%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   2.14%
--------------------------------------------------------------------------------
   International Business Machines Corp.               1.65%
--------------------------------------------------------------------------------
   American International Group                        1.61%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    1.53%
--------------------------------------------------------------------------------




* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.9%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 13.3%

American Greetings (Class A) .....       600      $   7,860(a)
AOL Time Warner Inc. .............    43,650        474,039(a,h)
Autonation Inc. ..................     3,000         38,250(a)
Autozone Inc. ....................     1,000         68,710(a)
Bed Bath & Beyond Inc. ...........     2,900        100,166(a)
Best Buy Co. Inc. ................     3,200         86,304(a)
Big Lots Inc. ....................     1,100         12,375(a)
Black & Decker Corp. .............       800         27,888
Brunswick Corp. ..................       800         15,200
Carnival Corp. ...................     5,800        139,838
Centex Corp. .....................       600         32,616
Circuit City Stores Inc. .........     2,000         10,400
Clear Channel Communications Inc.      6,000        203,520(a)
Comcast Corp. (Class A) ..........    22,559        644,962(a)
Cooper Tire & Rubber Co. .........       700          8,540
Costco Wholesale Corp. ...........     4,500        135,135(a)
Dana Corp. .......................     1,500         10,590
Darden Restaurants Inc. ..........     1,750         31,238
Delphi Corp. .....................     5,518         37,688
Dillard's Inc. (Class A) .........       800         10,336
Dollar General Corp. .............     3,341         40,794
Dow Jones & Co. Inc. .............       800         28,352
Eastman Kodak Co. ................     2,900         85,840
eBay Inc. ........................     3,000        255,870(a)
Family Dollar Stores .............     1,700         52,496
Federated Department Stores ......     1,900         53,238(a)
Ford Motor Co. ...................    17,777        133,683
Fortune Brands Inc. ..............     1,500         64,305
Gannett Co. Inc. .................     2,600        183,118
General Motors Corp. .............     5,512        185,313
Harley-Davidson Inc. .............     2,900        115,159
Harrah's Entertainment Inc. ......     1,100         39,270(a)
Hasbro Inc. ......................     1,550         21,530
Hilton Hotels Corp. ..............     3,700         42,957
Home Depot Inc. ..................    22,700        552,972
International Game Technology ....       800         65,520(a)
Interpublic Group Cos. Inc. ......     3,700         34,410
JC Penney Co. Inc Holding Co. ....     2,600         51,064
Johnson Controls Inc. ............       900         65,196
Jones Apparel Group Inc. .........     1,300         35,659(a)
KB Home ..........................       500         22,725
Knight-Ridder Inc. ...............       800         46,800
Kohl's Corp. .....................     3,300        186,714(a)
Leggett & Platt Inc. .............     1,900         34,732
Liz Claiborne Inc. ...............     1,100         34,012
Lowe's Cos. Inc. .................     7,600        310,232
Ltd. Brands ......................     5,116         65,843
Marriott International Inc. (Class A)  2,300         73,163
Mattel Inc. ......................     4,300         96,750
Maytag Corp. .....................       800         15,224
McDonald's Corp. .................    12,500        180,750
Meredith Corp. ...................       500         19,090


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
New York Times Co. (Class A) .....     1,500    $    64,725
Newell Rubbermaid Inc. ...........     2,615         74,135
Nike Inc. (Class B) ..............     2,600        133,692
Nordstrom Inc. ...................     1,300         21,060
Office Depot Inc. ................     3,100         36,673(a)
Omnicom Group ....................     1,800         97,506
Pulte Homes Inc. .................       600         30,090
RadioShack Corp. .................     1,700         37,893
Reebok International Ltd. ........       600         19,710(a)
Sears Roebuck and Co. ............     3,100         74,865
Snap-On Inc. .....................       500         12,380
Staples Inc. .....................     4,600         84,318(a)
Starbucks Corp. ..................     3,800         97,888(a)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B) ......     2,000         47,580
Target Corp. .....................     8,900        260,414
The Gap Inc. .....................     8,662        125,512
The Goodyear Tire & Rubber Co. ...     1,600          8,272
The May Department Stores Co. ....     2,700         53,703
The McGraw-Hill Cos. Inc. ........     1,900        105,621
The Sherwin-Williams Co. .........     1,500         39,645
The Stanley Works ................       800         19,192
Tiffany & Co. ....................     1,400         35,000
TJX Cos. Inc. ....................     5,100         89,760
TMP Worldwide Inc. ...............     1,100         11,803(a)
Toys R US Inc. ...................     2,000         16,740(a)
Tribune Co. ......................     2,982        134,220
Tupperware Corp. .................       500          6,910
Univision Communications Inc.
   (Class A) .....................     2,300         56,373(a)
VF Corp. .........................     1,100         41,393
Viacom Inc. (Class B) ............    17,231        629,276(a)
Visteon Corp. ....................     1,189          7,063
Wal-Mart Stores Inc. .............    43,100      2,242,493
Walt Disney Co. ..................    20,000        340,400
Wendy's International Inc. .......     1,100         30,261
Whirlpool Corp. ..................       700         34,321
Yum! Brands Inc. .................     2,900         70,557(a)
                                                 10,479,880

CONSUMER - STAPLES -- 8.9%

Adolph Coors Co. (Class B) .......       400         19,400
Alberto-Culver Co. (Class B) .....       600         29,568
Albertson's Inc. .................     3,641         68,633
Altria Group Inc. ................    20,200        605,192(h)
Anheuser-Busch Cos. Inc. .........     8,400        391,524
Archer-Daniels-Midland Co. .......     6,108         65,966
Avon Products Inc. ...............     2,300        131,215
Brown-Forman Corp. (Class B) .....       600         46,140
Campbell Soup Co. ................     4,000         84,000
Clorox Co. .......................     2,100         96,957
Coca-Cola Enterprises Inc. .......     4,400         82,236
Colgate-Palmolive Co. ............     5,300        288,532
ConAgra Foods Inc. ...............     5,200        104,416
CVS Corp. ........................     3,900         93,015
General Mills Inc. ...............     3,600        163,980
Hershey Foods Corp. ..............     1,300         81,458
HJ Heinz Co. .....................     3,400         99,280
Kellogg Co. ......................     4,000        122,600
Kimberly-Clark Corp. .............     5,000        227,300


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Kroger Co. .......................     7,400    $    97,310(a)
McCormick & Co. Inc. .............     1,300         31,382
Pepsi Bottling Group Inc. ........     2,800         50,204
PepsiCo. Inc. ....................    16,910        676,400
Procter & Gamble Co. .............    12,600      1,122,030
RJ Reynolds Tobacco Holdings Inc.        800         25,808
Safeway Inc. .....................     4,200         79,506(a)
Sara Lee Corp. ...................     7,706        144,102
Supervalu Inc. ...................     1,400         21,700
Sysco Corp. ......................     6,400        162,816
The Coca-Cola Co. ................    24,200        979,616(h)
The Gillette Co. .................    10,200        315,588
UST Inc. .........................     1,700         46,920
Walgreen Co. .....................    10,000        294,800
Winn-Dixie Stores Inc. ...........     1,300         17,186
WM Wrigley Jr Co. ................     2,200        124,300
                                                  6,991,080

ENERGY -- 6.0%

Amerada Hess Corp. ...............       900         39,834
Anadarko Petroleum Corp. .........     2,437        110,884
Apache Corp. .....................     1,607         99,185
Ashland Inc. .....................       700         20,769
Baker Hughes Inc. ................     3,270         97,871
BJ Services Co. ..................     1,500         51,585(a)
Burlington Resources Inc. ........     2,000         95,420
ChevronTexaco Corp. ..............    10,425        673,976
ConocoPhillips ...................     6,632        355,475
Devon Energy Corp. ...............     1,564         75,416
EOG Resources Inc. ...............     1,100         43,516
Exxon Mobil Corp. ................    65,816      2,300,269(h)
Halliburton Co. ..................     4,300         89,139
Kerr-McGee Corp. .................     1,000         40,610
Marathon Oil Corp. ...............     3,000         71,910
Nabors Industries Ltd. ...........     1,400         55,818(a)
Noble Corp. ......................     1,300         40,846(a)
Occidental Petroleum Corp. .......     3,700        110,852
Rowan Cos. Inc. ..................       900         17,694
Schlumberger Ltd. ................     5,700        216,657
Sunoco Inc. ......................       700         25,599
Transocean Inc. ..................     3,151         64,438
Unocal Corp. .....................     2,600         68,406
                                                  4,766,169

FINANCIAL -- 19.3%

ACE Ltd. .........................     2,600         75,270
AFLAC Inc. .......................     5,000        160,250
AMBAC Financial Group Inc. .......     1,050         53,046
American Express Co. .............    12,900        428,667(h)
American International Group .....    25,538      1,262,854(h)
AmSouth Bancorp ..................     3,500         69,580
AON Corp. ........................     3,000         62,040
Apartment Investment & Management
   Co. (Class A) .................       900         32,832
Bank of America Corp. ............    14,703        982,748(h)
Bank One Corp. ...................    11,364        393,422
BB&T Corp. .......................     4,600        144,578
Capital One Financial Corp. ......     2,200         66,022
Charter One Financial Inc. .......     2,173         60,105
Chubb Corp. ......................     1,700         75,344


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Cincinnati Financial Corp. .......     1,600    $    56,112
Citigroup Inc. ...................    50,213      1,729,838
Comerica Inc. ....................     1,650         62,502
Countrywide Financial Corp. ......     1,200         69,000
Equity Office Properties Trust ...     4,000        101,800
Equity Residential (REIT) ........     2,700         64,989
Federal Home Loan Mortgage Corp. .     6,800        361,080
Federal National Mortgage
   Association ...................     9,700        633,895
Fifth Third Bancorp ..............     5,619        281,737
First Tennessee National Corp. ...     1,200         47,652
FleetBoston Financial Corp. ......    10,281        245,510
Franklin Resources Inc. ..........     2,500         82,275
Golden West Financial Corp. ......     1,500        107,895
Goldman Sachs Group Inc. .........     4,600        313,168
Hartford Financial Services
   Group Inc. ....................     2,500         88,225
Huntington Bancshares Inc. .......     2,378         44,207
Janus Capital Group Inc. .........     2,200         25,058
Jefferson-Pilot Corp. ............     1,450         55,796
John Hancock Financial
   Services Inc. .................     2,800         77,784
JP Morgan Chase & Co. ............    19,520        462,819
Keycorp ..........................     4,100         92,496
Lehman Brothers Holdings Inc. ....     2,400        138,600
Lincoln National Corp. ...........     1,800         50,400
Loews Corp. ......................     1,800         71,712
Marsh & McLennan Cos. Inc. .......     5,300        225,939
Marshall & Ilsley Corp. ..........     2,200         56,232
MBIA Inc. ........................     1,400         54,096
MBNA Corp. .......................    12,475        187,749
Mellon Financial Corp. ...........     4,200         89,292
Merrill Lynch & Co. Inc. .........     8,500        300,900
Metlife Inc. .....................     6,800        179,384
MGIC Investment Corp. ............     1,000         39,270
Moody's Corp. ....................     1,500         69,345
Morgan Stanley ...................    10,600        406,510
National City Corp. ..............     6,000        167,100
North Fork Bancorp. Inc. .........     1,600         47,120
Northern Trust Corp. .............     2,200         66,990
Plum Creek Timber
   Co. Inc. (REIT) ...............     1,800         38,862
PNC Financial Services
   Group Inc. ....................     2,800        118,664
Principal Financial Group ........     3,200         86,848
Providian Financial Corp. ........     2,600         17,056(a)
Prudential Financial Inc. ........     5,500        160,875
Regions Financial Corp. ..........     2,100         68,040
Safeco Corp. .....................     1,400         48,958
Simon Property Group Inc. ........     1,800         64,494
SLM Corp. ........................     1,500        166,380
SouthTrust Corp. .................     3,400         86,802
St. Paul. Cos. ...................     2,200         69,960
State Street Corp. ...............     3,200        101,216(e)
SunTrust Banks Inc. ..............     2,800        147,420
Synovus Financial Corp. ..........     2,900         51,881
T Rowe Price Group Inc. ..........     1,200         32,543
The Allstate Corp. ...............     6,900        228,873
The Bank of New York Co. Inc. ....     7,500        153,750
The Bear Stearns Cos. Inc. .......       920         60,352
The Charles Schwab Corp. .........    12,900         93,138


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
The Progressive Corp. ............     2,100    $   124,551
Torchmark Corp. ..................     1,200         42,960
Travelers Property Casualty
   Corp. (Class B) ...............     9,752        137,601
Union Planters Corp. .............     2,000         52,580
UnumProvident Corp. ..............     2,346         22,991
US Bancorp .......................    18,706        355,040
Wachovia Corp. ...................    13,310        453,472
Washington Mutual Inc. ...........     9,233        325,648
Wells Fargo & Co. ................    16,500        742,335
XL Capital Ltd. ..................     1,300         92,014
Zions Bancorp. ...................       900         38,502
                                                 15,205,041

HEALTHCARE -- 15.1%

Abbott Laboratories ..............    15,300        575,433(h)
Aetna Inc. .......................     1,500         73,950
Allergan Inc. ....................     1,300         88,673
AmerisourceBergen Corp. ..........     1,122         58,905
Amgen Inc. .......................    12,576        723,749(a)
Anthem Inc. ......................     1,400         92,750(a)
Applera Corp. - Applied
   Biosystems Group ..............     2,100         33,243
Bausch & Lomb Inc. ...............       500         16,445
Baxter International Inc. ........     5,700        106,248
Becton Dickinson & Co. ...........     2,500         86,100
Biogen Inc. ......................     1,500         44,940(a)
Biomet Inc. ......................     2,525         77,391
Boston Scientific Corp. ..........     4,000        163,040(a)
Bristol-Myers Squibb Co. .........    18,900        399,357
Cardinal Health Inc. .............     4,375        249,244
Chiron Corp. .....................     1,800         67,500(a)
Cigna Corp. ......................     1,400         64,008
CR Bard Inc. .....................       500         31,530
Eli Lilly & Co. ..................    11,000        628,650(h)
Forest Laboratories Inc. .........     3,500        188,895(a)
Genzyme Corp-Genl Division .......     2,100         76,545(a)
Guidant Corp. ....................     3,000        108,600
HCA Inc. .........................     5,000        206,800
Health Management Associates Inc.
   (Class A) .....................     2,300         43,700
Humana Inc. ......................     1,600         15,360(a)
IMS Health Inc. ..................     2,288         35,716
Johnson & Johnson ................    29,068      1,682,165(h)
King Pharmaceuticals Inc. ........     2,466         29,419(a)
Manor Care Inc. ..................       900         17,307(a)
McKesson Corp. ...................     2,844         70,901
Medimmune Inc. ...................     2,500         82,075(a)
Medtronic Inc. ...................    11,900        536,928
Merck & Co. Inc. .................    21,900      1,199,682
Pfizer Inc. ......................    60,200      1,875,832(h)
Pharmacia Corp. ..................    12,621        546,489
Quest Diagnostics ................     1,000         59,690(a)
Quintiles Transnational Corp. ....     1,200         14,592(a)
Schering-Plough Corp. ............    14,400        256,752
St. Jude Medical Inc. ............     1,700         82,875(a)
Stryker Corp. ....................     1,900        130,435
Tenet Healthcare Corp. ...........     4,600         76,820(a)
UnitedHealth Group Inc. ..........     3,000        275,010
Watson Pharmaceuticals Inc. ......     1,100         31,647(a)

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
WellPoint Health Networks ........     1,500    $   115,125(a)
Wyeth ............................    12,900        487,878(h)
Zimmer Holdings Inc. .............     1,890         91,911(a)
                                                 11,920,305

INDUSTRIALS -- 11.0%

Allied Waste Industries Inc. .....     1,800         14,382(a)
American Power Conversion ........     1,800         25,632(a)
American Standard Cos. Inc. ......       700         48,139(a)
Apollo Group Inc. (Class A) ......     1,700         84,830(a)
Automatic Data Processing ........     5,900        181,661
Avery Dennison Corp. .............     1,100         64,537
Burlington Northern
   Santa Fe Corp. ................     3,700         92,130
Caterpillar Inc. .................     3,400        167,280
Cendant Corp. ....................     9,938        126,212(a)
Cintas Corp. .....................     1,600         52,640
Concord EFS Inc. .................     5,000         47,000(a)
Convergys Corp. ..................     1,700         22,440(a)
Cooper Industries Ltd. ...........       900         32,139
Crane Co. ........................       500          8,710
CSX Corp. ........................     2,100         59,892
Cummins Inc. .....................       400          9,840
Danaher Corp. ....................     1,500         98,640
Deere & Co. ......................     2,300         90,298
Delta Air Lines Inc. .............     1,200         10,680
Deluxe Corp. .....................       600         24,078
Dover Corp. ......................     2,000         48,440
Eaton Corp. ......................       700         48,965
Emerson Electric Co. .............     4,100        185,935
Equifax Inc. .....................     1,400         27,986
FedEx Corp. ......................     2,900        159,703
First Data Corp. .................     7,400        273,874
Fiserv Inc. ......................     1,900         59,812(a)
Fluor Corp. ......................       800         26,944
General Dynamics Corp. ...........     2,000        110,140
General Electric Co. .............    97,300      2,481,150(h,k)
Genuine Parts Co. ................     1,700         51,867
Goodrich Corp. ...................     1,000         14,060
H&R Block Inc. ...................     1,800         76,842
Honeywell International Inc. .....     8,350        178,356
Illinois Tool Works Inc. .........     3,000        174,450
Ingersoll-Rand Co. (Class A) .....     1,700         65,603
ITT Industries Inc. ..............       900         48,069
Lockheed Martin Corp. ............     4,500        213,975
3M Co. ...........................     3,800        494,114
Masco Corp. ......................     4,800         89,376
McDermott International Inc. .....       500          1,450(a)
Navistar International Corp. .....       600         14,766(a)
Norfolk Southern Corp. ...........     3,800         70,528
Northrop Grumman Corp. ...........     1,742        149,464
Paccar Inc. ......................     1,100         55,297
Pall Corp. .......................     1,200         24,000
Parker Hannifin Corp. ............     1,200         46,488
Paychex Inc. .....................     3,700        101,639
Pitney Bowes Inc. ................     2,300         73,416
Power-One Inc. ...................       800          3,520(a)
Raytheon Co. .....................     3,900        110,643
Robert Half International Inc. ...     1,800         23,958(a)
Rockwell Automation Inc. .........     1,900         39,330


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Rockwell Collins Inc. ............     1,800    $    33,066
RR Donnelley & Sons Co. ..........     1,100         20,152
Ryder System Inc. ................       700         14,357
Sabre Holdings Corp. (Class A) ...     1,428         22,719(a)
Southwest Airlines Co. ...........     7,550        108,418
Textron Inc. .....................     1,300         35,698
The Boeing Co. ...................     8,200        205,492
Thomas & Betts Corp. .............       500          7,090(a)
Tyco International Ltd. ..........    19,566        251,619
Union Pacific Corp. ..............     2,500        137,500
United Parcel Service Inc. (Class B)  11,000        627,000
United Technologies Corp. ........     4,600        265,788
Waste Management Inc. ............     5,870        124,327
WW Grainger Inc. .................       900         38,610
                                                  8,697,156

INFORMATION TECHNOLOGY -- 14.3%

ADC Telecommunications Inc. ......     7,500         15,450(a)
Adobe Systems Inc. ...............     2,300         70,909
Advanced Micro Devices Inc. ......     3,400         21,012(a)
Agilent Technologies Inc. ........     4,495         59,109(a)
Altera Corp. .....................     3,800         51,452(a)
Analog Devices Inc. ..............     3,600         99,000(a)
Andrew Corp. .....................     1,100          6,050(a)
Apple Computer Inc. ..............     3,400         48,076(a)
Applied Materials Inc. ...........    16,200        203,796(a)
Applied Micro Circuits Corp. .....     2,800          9,128(a)
Autodesk Inc. ....................     1,000         15,260
Avaya Inc. .......................     3,640          7,426(a)
BMC Software Inc. ................     2,300         34,707(a)
Broadcom Corp. (Class A) .........     2,600         32,110(a)
CIENA Corp. ......................     4,500         19,665(a)
Cisco Systems Inc. ...............    69,500        902,110(a,h)
Citrix Systems Inc. ..............     1,800         23,688(a)
Computer Associates
   International Inc. ............     5,650         77,179
Computer Sciences Corp. ..........     1,800         58,590(a)
Compuware Corp. ..................     3,700         12,543(a)
Comverse Technology Inc. .........     1,800         20,358(a)
Corning Inc. .....................    11,700         68,328(a)
Dell Computer Corp. ..............    25,200        688,212(a)
Electronic Arts Inc. .............     1,400         82,096(a)
Electronic Data Systems Corp. ....     4,600         80,960
EMC Corp .........................    21,562        155,893(a)
Gateway Inc. .....................     3,000          7,080(a)
Hewlett-Packard Co. ..............    29,828        463,825
Intel Corp. ......................    64,700      1,053,316(h)
International Business Machines
   Corp. .........................    16,500      1,294,095(h)
Intuit Inc. ......................     2,000         74,400(a)
Jabil Circuit Inc. ...............     1,900         33,250(a)
JDS Uniphase Corp. ...............    13,300         37,905(a)
Kla-Tencor Corp. .................     1,900         68,290(a)
Lexmark International Inc.
   (Class A) .....................     1,200         80,340(a)
Linear Technology Corp. ..........     3,100         95,697
LSI Logic Corp. ..................     3,600         16,272(a)
Lucent Technologies Inc. .........    37,290         54,816(a,h)
Maxim Integrated Products ........     3,100        111,972
Mercury Interactive Corp. ........       800         23,744(a)


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Micron Technology Inc. ...........     5,900    $    48,026(a)
Microsoft Corp. ..................   104,600      2,532,366(h)
Millipore Corp. ..................       500         16,350
Molex Inc. .......................     1,950         41,886
Motorola Inc. ....................    22,261        183,876
National Semiconductor Corp. .....     1,800         30,672(a)
NCR Corp. ........................     1,000         18,340(a)
Network Appliance Inc. ...........     3,200         35,808(a)
Novell Inc. ......................     3,400          7,310(a)
Novellus Systems Inc. ............     1,400         38,178(a)
Nvidia Corp. .....................     1,400         17,990(a)
Oracle Corp. .....................    51,500        558,724(a)
Parametric Technology Corp. ......     2,500          5,425(a)
Peoplesoft Inc. ..................     3,000         45,900(a)
PerkinElmer Inc. .................     1,200         10,668
PMC - Sierra Inc. ................     1,600          9,520(a)
QLogic Corp. .....................       900         33,426(a)
Qualcomm Inc. ....................     7,700        277,662
Sanmina-SCI Corp. ................     5,100         20,604(a)
Scientific-Atlanta Inc. ..........     1,500         20,610
Siebel Systems Inc. ..............     4,800         38,448(a)
Solectron Corp. ..................     8,100         24,462(a)
Sun Microsystems Inc. ............    31,200        101,712(a)
Sungard Data Systems Inc. ........     2,700         57,510(a)
Symantec Corp. ...................     1,300         50,934(a)
Symbol Technologies Inc. .........     2,100         18,081
Tektronix Inc. ...................       900         15,435(a)
Tellabs Inc. .....................     4,000         23,160(a)
Teradyne Inc. ....................     1,800         20,952(a)
Texas Instruments Inc. ...........    17,000        278,290
Thermo Electron Corp. ............     1,700         30,770(a)
Unisys Corp. .....................     3,200         29,632(a)
Veritas Software Corp. ...........     4,000         70,320(a)
Waters Corp. .....................     1,300         27,508(a)
Xerox Corp. ......................     7,200         62,640(a)
Xilinx Inc. ......................     3,300         77,253(a)
Yahoo Inc. .......................     5,800        139,316(a)
                                                 11,297,873

MATERIALS -- 2.6%

Air Products & Chemicals Inc. ....     2,200         91,146
Alcoa Inc. .......................     8,284        160,544
Allegheny Technologies Inc. ......       800          2,320
Ball Corp. .......................       600         33,420
Bemis Co. ........................       500         21,030
Boise Cascade Corp. ..............       600         13,110
E.I. du Pont de Nemours and Co. ..     9,703        377,059
Eastman Chemical Co. .............       800         23,192
Ecolab Inc. ......................     1,300         64,129
Engelhard Corp. ..................     1,200         25,704
Freeport-McMoRan Copper & Gold
   Inc. (Class B) ................     1,300         22,165(a)
Georgia-Pacific Corp. ............     2,355         32,735
Great Lakes Chemical Corp. .......       500         11,100
Hercules Inc. ....................     1,000          8,700(a)
International Flavors &
   Fragrances Inc. ...............       900         27,981
International Paper Co. ..........     4,675        158,015
Louisiana-Pacific Corp. ..........     1,000          7,930(a)
MeadWestvaco Corp. ...............     1,991         45,355


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Monsanto Co. .....................     2,553    $    41,869
Newmont Mining Corp. .............     4,000        104,600
Nucor Corp. ......................       800         30,536
Pactiv Corp. .....................     1,500         30,450(a)
Phelps Dodge Corp. ...............       900         29,232(a)
PPG Industries Inc. ..............     1,700         76,636
Praxair Inc. .....................     1,600         90,160
Rohm & Haas Co. ..................     2,200         65,516
Sealed Air Corp. .................       800         32,104(a)
Sigma-Aldrich Corp. ..............       700         31,143
Temple-Inland Inc. ...............       500         18,700
The Dow Chemical Co. .............     8,894        245,563
United States Steel Corp. ........       900          8,847
Vulcan Materials Co. .............     1,000         30,230
Weyerhaeuser Co. .................     2,100        100,443
Worthington Industries ...........       800          9,544
                                                  2,071,208

TELECOMMUNICATION SERVICES -- 3.6%

Alltel Corp. .....................     3,000        134,280
AT&T Corp. .......................     7,632        123,638
AT&T Wireless Services Inc. ......    26,309        173,639(a)
BellSouth Corp. ..................    18,200        394,394
CenturyTel Inc. ..................     1,400         38,640
Citizens Communications Co. ......     2,600         25,948(a)
Nextel Communications Inc.
   (Class A) .....................     9,400        125,866(a)
Qwest Communications
   International .................    16,317         56,946
SBC Communications Inc. ..........    32,353        649,001(h)
Sprint Corp-FON Group ............     8,700        102,225
Sprint Corp-PCS Group ............     9,700         42,292(a)
Verizon Communications Inc. ......    26,766        946,178
                                                  2,813,047

UTILITIES -- 2.8%

Allegheny Energy Inc. ............     1,200          7,452
Ameren Corp. .....................     1,500         58,575
American Electric Power Co. Inc. .     3,840         87,744
Calpine Corp. ....................     3,900         12,870(a)
Centerpoint Energy Inc. ..........     2,900         20,445
Cinergy Corp. ....................     1,600         53,840
CMS Energy Corp. .................     1,300          5,733
Consolidated Edison Inc. .........     2,100         80,787
Constellation Energy Group Inc. ..     1,600         44,368
Dominion Resources Inc. ..........     2,984        165,224
DTE Energy Co. ...................     1,600         61,840
Duke Energy Corp. ................     8,800        127,952
Dynegy Inc. (Class A) ............     3,400          8,874
Edison International .............     3,200         43,808(a)
EL Paso Corp. ....................     5,683         34,382
Entergy Corp. ....................     2,200        105,930
Exelon Corp. .....................     3,175        160,052
FirstEnergy Corp. ................     2,931         92,327
FPL Group Inc. ...................     1,800        106,074
KeySpan Corp. ....................     1,500         48,375
Kinder Morgan Inc. ...............     1,200         54,000


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Mirant Corp. .....................     3,885    $    6,216(a)
Nicor Inc. .......................       400         10,928
NiSource Inc. ....................     2,347         42,715
Peoples Energy Corp. .............       400         14,308
PG&E Corp. .......................     3,800         51,110(a)
Pinnacle West Capital Corp. ......       900         29,916
PPL Corp. ........................     1,600         56,976
Progress Energy Inc. .............     2,375         92,981
Public Service Enterprise
   Group Inc. ....................     2,200         80,718
Sempra Energy ....................     2,050         51,168
TECO Energy Inc. .................     1,600         17,008
The AES Corp. ....................     5,200         18,824(a)
The Southern Co. .................     7,000        199,080
TXU Corp. ........................     3,100         55,335
Williams Cos. Inc. ...............     5,100         23,358
Xcel Energy Inc. .................     4,015         51,432
                                                  2,182,725

TOTAL INVESTMENT IN SECURITIES
   (COST $98,191,314) ............               76,424,484



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund ... 1,799,265      1,799,265(l)
Money Market Obligations Trust ...       815            815

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 0.3%

United States Treasury Bill
1.09%       06/12/03                $200,000        199,564

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,999,644) .............                1,999,644

OTHER ASSETS AND LIABILITIES,
   NET 0.6% ......................                  464,866
                                                -----------

NET ASSETS-- 100% ................              $78,888,994
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The S&P 500 Index Fund had the following long futures contracts open at March 31, 2003:

                           NUMBER       CURRENT
              EXPIRATION     OF        NOTIONAL    UNREALIZED
DESCRIPTION      DATE     CONTRACTS      VALUE    DEPRECIATION
--------------------------------------------------------------------------------

S&P 500        June 2003     51       $2,159,850    $(24,916)


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------


Q&A

Q. HOW DID THE GE INSTITUTIONAL VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2003?

A. The GE Institutional Value Equity Fund returned 3.71% for the six-month period ended March 31, 2003. The Fund underperformed its benchmark, the S&P 500/BARRA Value Composite Index, which returned 3.88% for the period, and performed in line with its Lipper peer group of 414 Large Cap Value funds, which returned 2.82% during the period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2003?

A. Our performance was negatively impacted by our stock selection in Healthcare, Telecom Services, Information Technology and Utilities, and our underweight in Information Technology.

Q.  WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The holdings that helped us the most were our overweights in Analog Devices, First Data and Liberty Media, and the absence of Coca-Cola in the portfolio. On the other hand, not owning Amgen, Yahoo and Corning, and being overweight in General Dynamics and Northrop Grumman hurt our performance.

Q. WHAT DOMESTIC/WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS AND HOW DID THIS IMPACT YOUR FUND?

A. Over the last six months, the stock market continued to be volatile, as speculation and news about the impending war with Iraq impacted stock prices more than Fed activity, economic data or earnings. Though the war has had little impact on our investment decisions, since we have a long-term focus, it has impacted the overall economy and corporate earnings. Based on comments from many large corporations, it seems that companies are holding off on capital expenditures and hiring until the war is over. Therefore, the war may be causing the economy to remain sluggish.

    We continue to look at the swings in the market as opportunities to scale, buy or sell those stocks that become respectively undervalued or overvalued relative to the market, to their peers and/or to their earnings growth rate.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We continue to expect the stock market to be volatile. The team continues to focus on fundamental research and stock selection, and we plan to maintain the relative value discipline that has rewarded us over the years. Our approach for finding under-appreciated stocks with an investment catalyst has positioned the portfolio for solid relative performance over the next several years.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE GRAPH OMITTED]
             VALUE EQUITY FUND      S&P 500/BARRA VALUE       RUSSELL 1000 VALUE
2/2/00       $10,000.00             $10,000.00                $10,000.00
3/00          10,550.00              10,371.35                 10,385.65
6/00          10,360.00               9,904.90                  9,883.33
9/00          10,390.00              10,778.69                 10,668.83
12/00         10,383.52              10,949.38                 11,052.15
3/01           9,588.65              10,235.03                 10,404.33
6/01           9,890.50              10,680.92                 10,906.86
9/01           8,763.61               8,955.08                  9,713.44
12/01          9,501.91               9,668.46                 10,429.70
3/02           9,807.11               9,812.82                 10,859.32
6/02           8,749.08               8,767.23                  9,932.99
9/02           7,304.47               6,972.69                  8,068.61
12/02          7,865.04               7,662.94                  8,811.58
3/03           7,575.65               7,243.56                  8,385.78


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
                       SIX      ONE       SINCE
                     MONTHS    YEAR    INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------
Value Equity Fund     3.71%   -22.75%    -8.40%      2/2/00
--------------------------------------------------------------------------------
S&P 500/BARRA
   Value              3.88%   -26.18%    -9.68%
--------------------------------------------------------------------------------
Russell 1000 Value    3.93%   -22.78%    -5.41%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.


SECTOR ALLOCATION
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $106,513 (in thousands)


[PIE CHART OMTTED]

Financial 22.6%
Healthcare 13.5%
Information Technology 12.3%
Industrials 11.7%
Energy 9.5%
Consumer - Discretionary 9.4%
Consumer - Staples 8.0%
Materials 4.5%
Utilities 3.3%
Telecommunication Services 3.1%
Short Term 2.1%



TEN LARGEST HOLDINGS
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
   Citigroup Inc.                                      3.63%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   3.33%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     3.03%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   2.59%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         2.36%
--------------------------------------------------------------------------------
   Bank of America Corp.                               2.21%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    2.21%
--------------------------------------------------------------------------------
   Federal National Mortgage Assoc.                    2.12%
--------------------------------------------------------------------------------
   Target Corp.                                        1.89%
--------------------------------------------------------------------------------
   Wells Fargo & Co.                                   1.82%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                               VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 9.4%

AOL Time Warner Inc. .............    68,994     $  749,275(a)
Comcast Corp. (Class A) ..........    12,208        349,027(a)
Comcast Corp. (Class A Special) ..    25,831        710,094(a)
Costco Wholesale Corp. ...........    15,752        473,033(a)
Federated Department Stores ......     5,710        159,994(a)
Gannett Co. Inc. .................     6,636        467,373
Home Depot Inc. ..................    24,613        599,573
Liberty Media Corp. (Series A) ...    78,807        766,792(a)
Lowe's Cos. Inc. .................     7,679        313,457
Omnicom Group ....................     9,845        533,304
Target Corp. .....................    68,941      2,017,214
Viacom Inc. (Class B) ............    19,069        696,400(a)
Wal-Mart Stores Inc. .............    33,867      1,762,100(h)
Walt Disney Co. ..................    26,900        457,838
                                                 10,055,474

CONSUMER - STAPLES -- 8.0%

Altria Group Inc. ................     9,829        294,477
Anheuser-Busch Cos. Inc. .........    19,690        917,751
Avon Products Inc. ...............    17,721      1,010,983
Clorox Co. .......................     3,932        181,540
Colgate-Palmolive Co. ............     7,482        407,320
ConAgra Foods Inc. ...............    11,783        236,603
General Mills Inc. ...............    12,602        574,021
Kimberly-Clark Corp. .............    23,628      1,074,129
PepsiCo. Inc. ....................    41,365      1,654,600
Procter & Gamble Co. .............    12,405      1,104,665
Sara Lee Corp. ...................    36,623        684,850
Sysco Corp. ......................    16,540        420,778
                                                  8,561,717

ENERGY -- 9.5%

Baker Hughes Inc. ................    23,612        706,707
BP PLC. ADR. .....................    19,690        759,837
Burlington Resources Inc. ........    22,431      1,070,183
ConocoPhillips ...................    34,467      1,847,431
EnCana Corp. .....................    38,199      1,236,120
EOG Resources Inc. ...............     7,297        288,669
Exxon Mobil Corp. ................   101,541      3,548,858(h)
Nabors Industries Ltd. ...........    16,116        642,545(a)
                                                 10,100,350

FINANCIAL -- 22.6%

American Express Co. .............    34,355      1,141,617(h)
American International Group .....    35,556      1,758,244
AON Corp. ........................     5,931        122,653
Bank of America Corp. ............    35,239      2,355,375(h)
Blackrock Inc. (Class A) .........    12,818        558,096(a)
Citigroup Inc. ...................   112,104      3,861,983


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Federal Home Loan
   Mortgage Corp. ................    19,139    $ 1,016,281
Federal National Mortgage
   Association ...................    34,497      2,254,379
FleetBoston Financial Corp. ......    20,651        493,146
Hartford Financial Services Group
   Inc. ..........................    33,670      1,188,214
JP Morgan Chase & Co. ............    32,940        781,007
Lehman Brothers Holdings Inc. ....     5,119        295,622
Lincoln National Corp. ...........    18,312        512,736
Marsh & McLennan Cos. Inc. .......    25,013      1,066,304
Mellon Financial Corp. ...........    26,463        562,603
Morgan Stanley ...................    18,918        725,505
Prudential Financial Inc. ........    11,814        345,560
The Allstate Corp. ...............    32,304      1,071,524
Travelers Property Casualty Corp.
   (Class B) .....................    11,845        167,133
US Bancorp .......................    38,220        725,416
Wachovia Corp. ...................    28,354        966,021
Waddell & Reed Financial Inc.
   (Class A) .....................     7,088        124,536
Wells Fargo & Co. ................    43,104      1,939,249
                                                 24,033,204

HEALTHCARE -- 13.5%

Abbott Laboratories ..............    20,905        786,237
AmerisourceBergen Corp. ..........     3,446        180,915
Baxter International Inc. ........     2,294         42,760
Biogen Inc. ......................     4,726        141,591(a)
Bristol-Myers Squibb Co. .........     1,953         41,267
Cardinal Health Inc. .............    27,550      1,569,524
Eli Lilly & Co. ..................     5,119        292,551
HCA Inc. .........................     9,086        375,797
Johnson & Johnson ................    47,725      2,761,846
Merck & Co. Inc. .................    42,924      2,351,377
Pfizer Inc. ......................    80,729      2,515,516
Pharmacia Corp. ..................    43,334      1,876,362
Schering-Plough Corp. ............     4,732         84,372
UnitedHealth Group Inc. ..........     3,146        288,394
Wyeth ............................    27,627      1,044,853
                                                 14,353,362

INDUSTRIALS -- 11.7%

Automatic Data Processing ........     2,363         72,757
Burlington Northern
   Santa Fe Corp. ................    27,566        686,393
Caterpillar Inc. .................     4,726        232,519
Certegy Inc. .....................    12,602        317,570(a)
Danaher Corp. ....................     2,363        155,391
Deere & Co. ......................     9,498        372,891
Dover Corp. ......................     3,347         81,064
Eaton Corp. ......................     6,504        454,955
Emerson Electric Co. .............    28,661      1,299,776
First Data Corp. .................    39,380      1,457,454
General Dynamics Corp. ...........    17,131        943,404
Lockheed Martin Corp. ............    14,772        702,409
Northrop Grumman Corp. ...........    11,128        954,782
Pitney Bowes Inc. ................    12,645        403,628
Raytheon Co. .....................    12,799        363,108


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                               VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Rockwell Collins Inc. ............    11,039    $   202,786
3M Co. ...........................     9,936      1,291,978
Union Pacific Corp. ..............    11,826        650,430
United Technologies Corp. ........    32,394      1,871,725
                                                 12,515,020

INFORMATION TECHNOLOGY -- 12.4%

Analog Devices Inc. ..............    39,774      1,093,785(a,h)
Applied Materials Inc. ...........    45,484        572,189(a)
Axcelis Technologies Inc. ........    26,582        125,733(a)
BMC Software Inc. ................    12,799        193,137(a)
Cisco Systems Inc. ...............    50,829        659,760(a)
Dell Computer Corp. ..............    33,079        903,387(a,h)
Electronic Data Systems Corp. ....    13,389        235,646
EMC Corp. ........................    45,287        327,425(a)
Hewlett-Packard Co. ..............    27,566        428,651
Intel Corp. ......................    78,721      1,281,578
International Business
   Machines Corp. ................    24,416      1,914,947
Intuit Inc. ......................     4,923        183,136(a)
Microsoft Corp. ..................   133,114      3,222,690
Molex Inc. (Class A) .............    10,633        195,541
Oracle Corp. .....................    93,644      1,015,944(a)
Synopsys Inc. ....................     4,945        210,459(a)
Texas Instruments Inc. ...........    15,752        257,860
Unisys Corp. .....................    27,566        255,261(a)
                                                 13,077,129

MATERIALS -- 4.5%

Alcoa Inc. .......................    22,644        438,841
Barrick Gold Corp. ...............    44,893        698,535
E.I. du Pont de Nemours and Co. ..    16,737        650,400
Newmont Mining Corp. .............    17,364        454,069
Praxair Inc. .....................     8,270        466,015
Rayonier Inc. ....................     6,498        286,302
Rohm & Haas Co. ..................    17,918        533,598
Weyerhaeuser Co. .................    26,154      1,250,946
                                                  4,778,706

TELECOMMUNICATION SERVICES -- 3.1%

AT&T Corp. .......................    31,504        510,365
SBC Communications Inc. ..........    49,473        992,428
Verizon Communications Inc. ......    50,807      1,796,027
                                                  3,298,820


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
UTILITIES -- 3.3%

Dominion Resources Inc. ..........    21,252  $   1,176,723
Duke Energy Corp. ................    19,565        284,475(h)
Entergy Corp. ....................    14,768        711,079
Exelon Corp. .....................    13,402        675,595
FirstEnergy Corp. ................    17,739        558,779
Progress Energy Inc. .............     3,938        154,171
                                                  3,560,822

TOTAL INVESTMENTS IN SECURITIES
   (COST $121,872,906) ...........              104,334,604



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund ... 2,178,223      2,178,223(l)

OTHER ASSETS AND LIABILITIES,
   NET-- 0.0% ....................                   25,386
                                               ------------

NET ASSETS-- 100% ................             $106,538,213
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Value Equity Fund had the following long futures contracts open at March 31, 2003:

                           NUMBER       CURRENT
              EXPIRATION     OF        NOTIONAL    UNREALIZED
DESCRIPTION      DATE     CONTRACTS      VALUE    DEPRECIATION
--------------------------------------------------------------------------------
S&P 500        June 2003      1        $211,750     $(5,538)


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


Q&A

Q. HOW DID THE GE INSTITUTIONAL MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2003?

A. The GE Institutional Mid-Cap Value Equity Fund returned 0.46% for for the six-month period ended March 31, 2003 while its benchmark, the Russell Mid Cap Value Index returned 2.85% for the same period. The Fund underperformed the Lipper peer group of 216 Mid Cap Value funds, which returned an average of 2.21%.


Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE SEMI-ANNUAL PERIOD ENDED MARCH 31, 2003?

A. Our overweight position and stock selection in the healthcare services industry contributed to the Fund's underperformance. A series of legal and regulatory issues concerning Medicare outlier payments at hospital operator Tenet Healthcare have hurt that stock and have negatively impacted Manor Care as well. In addition, healthcare distribution company AmerisourceBergen was weak during the period on concerns about long-term prescription growth trends. Also contributing to the underperformance was individual stock performance in the consumer staples and utility areas. In the consumer staples sector, food processor Tyson Foods was weak due to deteriorating demand and quota issues, while ongoing legal concerns negatively impacted R.J. Reynolds Tobacco. In the utility sector, TECO Energy underperformed due to balance sheet concerns, while Pepco Holdings was weak due to unexpected trading losses.

    On the positive side, solid stock selection in the basic materials, industrial and energy areas benefited the Fund. In the basic materials sector, Sealed Air was a strong performer due to some clarification on asbestos liabilities, while Cabot Corp. was strong due to its leverage to an improving economy. In the industrial sector, Jacobs Engineering performed well given its leverage to an economic recovery. The energy sector performed well during the period as a result of strong commodity prices and fear of supply disruptions due to war in the Middle East. Holdings with leverage to the strong refining margins such as ConocoPhillips and Valero Energy exhibited good performance during the period. In addition, our large underweight in the underperforming consumer discretionary area positively impacted the Fund's return.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?

A. The focus of the Fund continues to be on investing in companies with solid earnings prospects, strong market share and superior long-term fundamentals that have attractive valuations. New companies being purchased in the Fund must be priced reasonably based on earnings outlook in comparison to the market as well as to the relevant peer group. We believe companies with high quality management teams, superior returns, and a focus on shareholder value will produce sustainable gains over the long term.


Q.  WHICH INVESTMENTS STAND OUT?

A. The top-performing sector for the Fund over the past six months was Information Technology. Holdings in the sector such as Storage Technology, up 92%, and Unisys, up 32%, stand out. Strong stock picks in the basic materials sector also benefited the Fund, including Sealed Air, up 138%, and Cabot Corp., up 15%. Finally, in the energy sector, our investment in Valero Energy returned over 57%, while ConocoPhillips was up 18%.


Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the course of the past six months, we have repositioned the Fund in several areas. We continued to narrow our big sector bets and position our portfolio for a modest economic recovery by selectively taking profits in over-weighted Energy and Healthcare, while adding to positions in the under-weighted Consumer Discretionary and Financial sectors. We have reduced our cash position, putting funds to work in Real Estate Investment Trusts and Utilities. To capture the extraordinary yields available in Real Estate Investment Trusts, we added one more REIT to the Fund. Meanwhile, balance sheet concerns in the utility sector have provided a buying opportunity and we continue to add to the more regulated names in this space, although it still remains underweight.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that the U.S. economy will have a subdued recovery in 2003. However, economically sensitive stocks in the consumer discretionary sector continue to trade at valuation levels that reflect a stronger recovery than we expect. As a result, we are currently underweight in this sector. However, we look for better buying opportunities to reduce this underweight in order to position the Fund for the expected recovery. We remain overweight in healthcare, due to positive demographic trends and reasonable valuations, but will likely use this sector as a source of cash to reduce our underweight in the consumer discretionary sector. We expect to remain underweight in financials, as we believe that credit could deteriorate further and the stocks may face pressure on net interest margins. We are overweight in the energy and industrials sectors, as we believe these stocks will benefit from an improved economy in 2003 and the valuations remain attractive.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[LINE GRAPH OMITTED]
         Mid-Cap Value Equity Fund     Russell Mid Cap Value Index
12/98    $10,000.00                    $10,000.00
3/99      10,120.00                     9,689.90
9/99      9,910.00                      9,628.95
3/00      10,906.33                     10,088.24
9/00      10,936.65                     10,866.29
3/01      11,314.67                     11,483.25
9/01      10,425.21                     10,871.61
3/02      12,585.34                     13,141.63
9/02       9,583.23                     10,281.23
3/03       9,627.21                     10,573.84


--------------------------------------------------------------------------------
AGGREGATE TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
                       SIX       ONE      SINCE
                     MONTHS     YEAR    INCEPTION   COMMENCEMENT
--------------------------------------------------------------------------------
Mid-Cap Value
   Equity Fund        0.46%    -23.50%    -0.89%       12/31/98
--------------------------------------------------------------------------------
Russell Mid Cap
   Value Index        2.85%    -23.46%     2.17%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.


SECTOR ALLOCATION
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $12,304 (in thousands)

[PIE CHART OMITTED]

Financial 25.4%
Industrials 15.4%
Utilities 10.1%
Information Technology 9.5%
Materials 8.6%
Energy 7.9%
Consumer - Discretionary 7.5%
Healthcare 6.7%
Consumer - Staples 4.5%
Short Term 3.7%
Telecommunication Services 0.7%




TEN LARGEST HOLDINGS
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
   Republic Services Inc.                              2.87%
--------------------------------------------------------------------------------
   Banknorth Group Inc.                                2.26%
--------------------------------------------------------------------------------
   Old Republic International Corp.                    2.25%
--------------------------------------------------------------------------------
   Devon Energy Corp.                                  2.21%
--------------------------------------------------------------------------------
   Viad Corp.                                          2.17%
--------------------------------------------------------------------------------
   ConocoPhillips                                      2.16%
--------------------------------------------------------------------------------
   Federated Department Stores                         2.07%
--------------------------------------------------------------------------------
   AmerisourceBergen Corp.                             1.97%
--------------------------------------------------------------------------------
   Zions Bancorp.                                      1.96%
--------------------------------------------------------------------------------
   Torchmark Corp.                                     1.95%
--------------------------------------------------------------------------------



SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                       MID-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.6%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 7.5%

Delphi Corp. .....................    10,952     $   74,802
Federated Department Stores ......     9,092        254,758(a)
Hispanic Broadcasting Corp. ......     1,369         28,284(a)
Interpublic Group Cos. Inc. ......     5,476         50,927
Lear Corp. .......................     2,902        102,586(a)
Marriott International Inc.
   (Class A) .....................     1,369         43,548
Michaels Stores Inc. .............     2,738         68,477(a)
Neiman-Marcus Group Inc.
   (Class A) .....................     3,780        109,582(a)
New York Times Co. (Class A) .....     1,653         71,327
Newell Rubbermaid Inc. ...........     1,369         38,811
Regal Entertainment Group
   (Class A) .....................     2,685         48,196
The Sherwin-Williams Co. .........     1,369         36,183
                                                    927,481

CONSUMER - STAPLES -- 4.5%

Clorox Co. .......................     2,055         94,879
Kroger Co. .......................    12,693        166,913(a)
RJ Reynolds Tobacco
   Holdings Inc. .................     4,011        129,395
Tyson Foods Inc. (Class A) .......    20,602        159,666
                                                    550,853

ENERGY -- 8.0%

ConocoPhillips ...................     4,963        266,017
Devon Energy Corp. ...............     5,640        271,961
ENSCO International Inc. .........     5,832        148,774
Murphy Oil Corp. .................       555         24,514
Ocean Energy Inc. ................     1,448         28,960
Valero Energy Corp. ..............     2,326         96,250
Weatherford International Ltd. ...     3,724        140,656(a)
                                                    977,132

FINANCIAL -- 25.5%

AG Edwards Inc. ..................     3,012         78,011
Astoria Financial Corp. ..........     2,738         63,604
Banknorth Group Inc. .............    12,766        278,427
Boston Properties Inc. (REIT) ....     2,054         77,847
City National Corp. ..............       861         37,832
Cullen/Frost Bankers Inc. ........       958         29,104
Equity Residential (REIT) ........     5,232        125,934
Everest Re Group Ltd. ............     2,738        156,641
Hartford Financial Services
   Group Inc. ....................     5,786        204,188
Kimco Realty Corp. ...............       902         31,678



                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Legg Mason Inc. ..................     1,369   $     66,725
M&T Bank Corp. ...................     1,984        155,903
MBIA Inc. ........................     4,792        185,163
National Commerce
   Financial Corp. ...............     6,161        146,016
Nationwide Financial Services
   (Class A) .....................     5,476        133,450
North Fork Bancorp. Inc. .........     2,739         80,664
Old Republic International Corp. .    10,362        277,184
Plum Creek Timber Co. Inc.
   (REIT) ........................     3,423         73,903
Public Storage Inc. (REIT) .......     2,739         82,992
SouthTrust Corp. .................     5,476        139,802
Torchmark Corp. ..................     6,704        240,003
Vornado Realty Trust (REIT) ......     2,056         73,605
Waddell & Reed Financial Inc.
   (Class A) .....................     8,460        148,642
Zions Bancorp. ...................     5,640        241,279
                                                  3,128,597

HEALTHCARE -- 6.7%

AmerisourceBergen Corp. ..........     4,626        242,865
Caremark Rx Inc. .................     9,551        173,351(a)
Manor Care Inc. ..................     9,598        184,570(a)
Millennium Pharmaceuticals Inc. ..     4,996         39,269(a)
Tenet Healthcare Corp. ...........     5,291         88,360(a,h)
Watson Pharmaceuticals Inc. ......     3,122         89,820(a)
                                                    818,235

INDUSTRIALS -- 15.5%

AGCO Corp. .......................     2,738         44,082
Burlington Northern
   Santa Fe Corp. ................     9,583        238,617
Dover Corp. ......................     5,878        142,365
Harsco Corp. .....................       589         17,959
Integrated Defense
   Technologies Inc. .............     5,485         77,887(a)
Jacobs Engineering Group Inc. ....     2,738        115,023(a)
Mettler Toledo International Inc.      5,767        171,799(a)
Pitney Bowes Inc. ................     4,107        131,095
Precision Castparts Corp. ........     1,369         32,623
Republic Services Inc. ...........    17,797        353,093(a,h)
Textron Inc. .....................     5,235        143,753
United Defense Industries Inc. ...     7,530        162,949(a)
Viad Corp. .......................    12,441        266,735
                                                  1,897,980

INFORMATION TECHNOLOGY -- 9.5%

Advanced Fibre Communication .....     6,258         94,746(a)
Arrow Electronics Inc. ...........     5,153         75,749(a)
Avnet Inc. .......................     2,493         26,127
Computer Sciences Corp. ..........     4,022        130,916(a)
Intersil Corp. (Class A) .........     1,394         21,691(a)
Molex Inc. (Class A) .............    13,006        239,180
Storage Technology Corp. .........     2,738         55,362(a)
Thermo Electron Corp. ............    12,214        221,073(a)


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       MID-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
3Com Corp. .......................    10,897   $     53,722(a)
Unisys Corp. .....................    22,575        209,045(a)
Vishay Intertechnology Inc. ......     3,813         38,816(a)
                                                  1,166,427

MATERIALS -- 8.6%

Arch Coal Inc. ...................     1,369         26,025
Bowater Inc. .....................     4,887        181,552
Cabot Corp. ......................     4,611        110,019
Lubrizol Corp. ...................     2,054         61,641
Martin Marietta Materials Inc. ...     3,485         96,221
Newmont Mining Corp. .............     1,369         35,799
Pactiv Corp. .....................     2,031         41,229(a)
Peabody Energy Corp. .............     1,369         38,181
PPG Industries Inc. ..............     2,054         92,594
Praxair Inc. .....................     2,820        158,907
Rohm & Haas Co. ..................     3,306         98,453
Sealed Air Corp. .................     2,959        118,745(a)
                                                  1,059,366

TELECOMMUNICATION SERVICES -- 0.7%

Telephone & Data Systems Inc. ....     1,977         80,879

UTILITIES -- 10.1%

Allete Inc. ......................     6,846        142,123
Consolidated Edison Inc. .........       691         26,583
DTE Energy Co. ...................     3,552        137,285
Entergy Corp. ....................     3,423        164,818
FirstEnergy Corp. ................     5,479        172,589
OGE Energy Corp. .................    10,952        196,807
Pepco Holdings Inc. ..............     8,214        142,924
Public Service Enterprise
   Group Inc. ....................       960         35,222
SCANA Corp. ......................     5,977        178,832
TECO Energy Inc. .................     4,107         43,651(j)
                                                  1,240,834

TOTAL INVESTMENTS IN SECURITIES
   (COST $13,687,659) ............               11,847,784



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.7%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund ...   410,945        410,945(l)
State Street Navigator Securities
   Lending Prime Portfolio .......    45,177         45,177(e,m)

TOTAL SHORT TERM INVESTMENTS
   (COST $456,122) ...............                  456,122


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.3)% ....................                  (34,213)
                                                -----------

NET ASSETS-- 100% ................              $12,269,693
                                                ===========



---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE GE INSTITUTIONAL SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2003?

A. The GE Institutional Small-Cap Value Equity Fund declined 7.21% for Investment Class shares for the six-month period ended March 31, 2003. By comparison the Funds benchmark, the Russell 2000 Index rose 1.41%, while the Lipper peer group of 468 Small Cap Core funds declined 0.07% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. It would be easy to use the Iraq War as an excuse for the market's ongoing malaise, but the structural problems of the economy existed before Iraq, and will be with us after we are victorious. An economy running at 75% of capacity, with little pricing power, no shortages, and no job growth is not conducive to strong financial markets. The current market environment is without themes or group leadership. Volatility is extreme, with aggressive, often mindless, trading as the dominant factor. We hope to welcome a return to normalcy in the not too distant future.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES BY THE FUND IMPACTED PERFORMANCE?

A. We continue to focus on companies with the ability to generate free cash flow. We added selectively to our technology exposure during the quarter. The recent volatility indicates to us that the investment environment is still a market of stocks, with no strong, sustainable indication of group leadership. We continue to utilize the market volatility to buy growth stocks at discounted prices.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. Among the top contributors over the six month period were: Kronos (+42.3%), Old Dominion Freight (+70.6%), and F&M Bancorp (+39.3%). The common theme remains: catalyst for profitability, cash flow and cash earnings. Our focus continues to be on companies with attractive valuation parameters that are free cash flow generators.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK LAST QUARTER?

A. The Fund lagged its benchmark primarily due to a significantly lower average relative allocation to Technology and a substantial relative overweight to the Industrial sector. Following the October 9th market low, the decimated "Tech Wreck" stocks surged through late November. These stocks generally traded under $3/share and advanced strictly on speculation. The higher relative exposure in Industrials also hindered returns. We found many well-run companies with very compelling valuations in this sector. We believe the enhanced productivity of these companies will soon be rewarded by investors.

Q.  DID THE WEIGHTINGS OF THE FUND CHANGE? WHY?

A. The most significant changes in sector allocation were a reduction in the Consumer Discretionary sector and an increase in the Financial and Information Technology sectors. Our exposure to Financial and Technology increased by 6.1% and 2.8%, respectively. We decreased our allocation to the Consumer Discretionary sector by approximately 9% and have realigned our industry bias slightly.

Q. WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. For the period, the Fund's performance was hampered by poor results in the Information Technology, Consumer Discretionary, and Industrials Sectors. Investments in the Financial, Healthcare, and Energy sectors provided strong relative results. We believe the jitteriness in the market will soon calm and strong, solid companies will again be rewarded.

Q.  WHICH INVESTMENTS STAND OUT?

A. Kronos, a manufacturer of resource and time management tools, was the largest contributor to return over the six-month period. The stock price rose 42.3% during the time period. Our realized gain was 116.2% from cost.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                      Small-Cap Value Equity Fund      Russell 2000
8/3/98                $10,000.00                       $10,000.00
9/98                    8,910.00                         8,689.02
12/98                  10,316.52                        10,106.15
3/99                    8,680.73                         9,553.26
6/99                   10,647.69                        11,033.54
9/99                   10,155.95                        10,338.27
12/99                  12,038.55                        12,245.92
3/00                   13,319.91                        13,112.56
6/00                   12,699.90                        12,622.39
9/00                   13,051.24                        12,772.28
12/00                  14,017.24                        11,894.18
3/01                   13,286.01                        11,119.37
6/01                   15,142.22                        12,710.38
9/01                   13,713.50                        10,071.48
12/01                  15,813.48                        12,197.92
3/02                   16,272.03                        12,689.21
6/02                   15,826.58                        11,626.58
9/02                   13,284.89                         9,144.80
12/02                  13,474.85                         9,708.13
3/03                   12,327.48                         9,274.00


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
                       SIX      ONE      SINCE
                     MONTHS    YEAR   INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------
Small-Cap Value
   Equity Fund       -7.21%   -24.24%     4.59%        8/3/98
--------------------------------------------------------------------------------
Russell 2000          1.41%   -26.91%    -1.60%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.


SECTOR ALLOCATION
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $49,245 (in thousands)


[PIE CHART OMITTED]
Short Term 19.8%
Financial Services 17.6%
Information Technology 14.8%
Consumer -  Discretionary 13.9%
Healthcare 10.7%
Materials & Processing 8.1%
Autos & Transportation 4.2%
Energy 3.9%
Consumer - Staples 2.4%
Real Estate Investment Trust 2.0%
Producer Durables 1.0%
Utilities 0.9%
Broadcast/Cable 0.7%




TEN LARGEST HOLDINGS
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
   FTI Consulting Inc.                                 2.22%
--------------------------------------------------------------------------------
   DRS Technologies Inc.                               2.17%
--------------------------------------------------------------------------------
   Centene Corp.                                       1.99%
--------------------------------------------------------------------------------
   Cooper Cos. Inc.                                    1.98%
--------------------------------------------------------------------------------
   Gibraltar Steel Corp.                               1.79%
--------------------------------------------------------------------------------
   Genesee & Wyoming Inc. (Class A)                    1.78%
--------------------------------------------------------------------------------
   Covance Inc.                                        1.76%
--------------------------------------------------------------------------------
   Moore Corp. Ltd.                                    1.74%
--------------------------------------------------------------------------------
   Smithfield Foods Inc.                               1.66%
--------------------------------------------------------------------------------
   Venator Group Inc. Conv Sub Notes (Regd.)           1.62%
--------------------------------------------------------------------------------




* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                     SMALL-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 89.1%
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION -- 4.7%

Genesee & Wyoming Inc.
   (Class A) .....................    56,400     $  874,200(a)
Old Dominion Freight Line ........    17,400        548,100(a)
UTi Worldwide Inc. ...............    22,900        641,200
                                                  2,063,500

BROADCAST/CABLE -- 0.8%

Regent Communications Inc. .......    78,400        372,400(a)

CONSUMER - DISCRETIONARY -- 13.7%

Alliance Gaming Corp. ............    26,700        400,500(a)
Ameristar Casinos Inc. ...........    32,100        344,112(a,j)
Boyds Collection Ltd. ............    44,600        240,840(a,j)
Cole National Corp. (Class A) ....    20,600        185,400(a)
Fairmont Hotels & Resorts Inc. ...    20,700        465,750
FTI Consulting Inc. ..............    23,600      1,090,792(a,j)
Furniture Brands International Inc.   17,600        344,256(a)
John Wiley & Sons (Class A) ......    23,400        530,712
Moore Corp.Ltd. ..................    81,900        857,493(a,j)
Natures Sunshine Prods Inc. ......    18,200        159,614
Pricesmart Inc. ..................    21,000        313,950(a,j)
Sports Authority Inc. ............    48,300        337,134(a)
Talbots Inc. .....................    13,100        337,194
Volt Information Sciences Inc. ...    23,700        243,162(a)
Zale Corp. .......................     6,400        209,536(a)
                                                  6,060,445

CONSUMER - STAPLES -- 2.6%

Schweitzer-Mauduit
   International Inc. ............    15,600        351,000
Smithfield Foods Inc. ............    46,000        815,120(a)
                                                  1,166,120

ENERGY -- 4.3%

CARBO Ceramics Inc. ..............     6,200        203,670
Chesapeake Energy Corp. ..........    78,200        614,652
Key Energy Services Inc. .........    42,500        428,400(a)
Oil States International Inc. ....    18,400        220,800(a)
Westport Resources Corp. .........    22,000        443,300(a)
                                                  1,910,822

FINANCIAL SERVICES -- 19.6%

AG Edwards Inc. ..................    12,500        323,750
Brown & Brown Inc. ...............    17,000        532,270
Clark/Bardes Inc. ................    17,000        203,320(a)




                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Federal Realty Invs Trust ........    25,400   $    771,398
FirstMerit Corp. .................    19,500        359,580
Fulton Financial Corp. ...........    29,100        547,371
Global Payments Inc. .............    21,600        659,232
Hilb Rogal & Hamilton Co. ........    16,200        506,088
iStar Financial Inc. .............    21,400        624,238
Providian Financial Corp. ........    62,900        412,624(a)
Raymond James Financial Inc. .....    14,500        375,115
Sandy Spring Bancorp Inc. ........    12,800        417,677(j)
Sky Financial Group Inc. .........    21,900        430,773
Sterling Bancorp .................    18,100        445,984
Sterling Bancshares Inc. .........    46,500        552,885
United National Bancorp ..........    22,300        524,273
Westamerica Bancorp. .............     9,800        387,002
WFS Financial Inc. ...............     8,500        164,390(a)
Yardville National Bancorp .......    26,700        454,167
                                                  8,692,137

HEALTHCARE -- 11.9%

American Medical Security
   Group Inc. ....................    30,500        403,820(a,j)
Beckman Coulter Inc. .............    20,900        711,227(j)
Centene Corp. ....................    33,500        978,535(a,j)
Cerner Corp. .....................    17,800        576,364(a,j)
Cooper Cos. Inc. .................    32,600        974,740(j)
Covance Inc. .....................    37,500        867,000(a)
HealthTronics Surgical
   Services Inc. .................    23,200        189,544(a,j)
Immucor Inc. .....................    10,400        229,216(a)
Kensey Nash Corp. ................     9,700        198,656(a)
MIM Corp. ........................    18,800        139,496(a,j)
                                                  5,268,598

MATERIALS & PROCESSING -- 9.0%

EMCOR Group Inc. .................    16,300        786,475(a)
Gibraltar Steel Corp. ............    47,300        881,672
Harsco Corp. .....................    17,000        518,330
Lennox International Inc. ........    20,600        296,640
Lubrizol Corp. ...................    14,400        432,144
Paxar Corp. ......................    26,600        304,570(a)
Simpson Manufacturing Co. Inc. ...    12,800        432,640(a)
Valspar Corp. ....................     8,000        327,440
                                                  3,979,911

PRODUCER DURABLES -- 1.1%

Heico Corp. ......................     8,600         76,540(j)
Tier Technologies Inc. (Class B) .    40,500        409,860(a,j)
                                                    486,400

REAL ESTATE INVESTMENT TRUST -- 2.2%

CarrAmerica Realty Corp. .........    15,800        400,530
Chelsea Property Group Inc. ......    10,600        394,850
Getty Realty Corp. ...............     8,600        161,508(j)
Sizeler Property Investors .......     4,200         39,018
                                                    995,906


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                     SMALL-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 16.4%

Cabot Microelectronics Corp. .....    12,100    $   506,627(a)
Clarus Corp. .....................    82,800        414,828(a,j)
Computer Programs &
   Systems Inc. ..................    24,400        597,800(a,j)
Cray Inc. ........................    43,500        287,970(a)
DRS Technologies Inc. ............    42,800      1,070,428(a)
EDO Corp. ........................    28,100        508,610(j)
Genesis Microchip Inc. ...........    21,700        270,816(a)
Inforte Corp. ....................    41,600        245,856(a,j)
Intergraph Corp. .................    25,500        442,170(a)
Micros Systems Inc. ..............    26,200        615,962(a)
Monolithic System
   Technology Inc. ...............    23,100        162,624(a)
Oak Technology Inc. ..............    63,200        223,096(a)
Park Electrochemical Corp. .......    10,100        152,914
Photon Dynamics Inc. .............    17,400        284,664(j)
Raindance Communications Inc. ....   100,500        168,840(a)
Tyler Technologies Inc. ..........    57,500        202,975(a)
Vishay Intertechnology Inc. ......    17,600        179,168(a)
Wilson Greatbatch
   Technologies Inc. .............    19,100        534,609(a)
Zomax Inc. .......................    66,900        194,010(a)
Zoran Corp. ......................    15,800        203,977(a)
                                                  7,267,944

UTILITIES -- 1.0%

Philadelphia Suburban Corp. ......    19,500        428,025


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
CORPORATE NOTES -- 1.8%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 1.8%

Venator Group Inc. Conv Sub
   Notes (Regd.)
   5.50%    06/01/08
   (COST $777,768) ...............  $770,000        797,913

TOTAL INVESTMENTS IN SECURITIES
   (COST $41,380,858) ............               39,490,121



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 22.0%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund ... 3,883,795      3,883,795(l)
State Street Navigator Securities
   Lending Prime Portfolio ....... 5,871,287      5,871,287(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $9,755,082) .............                9,755,082


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (11.1)% ...................               (4,937,646)
                                                -----------

NET ASSETS-- 100% ................              $44,307,557
                                                ===========


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE GE INSTITUTIONAL INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2003?

A. The GE Institutional International Equity Fund declined 3.72% for the Investment Class shares and declined 3.83% for the Service Class shares during the six-month period ended March 31, 2003, underperforming the MSCI EAFE index which fell by 2.28%. The Fund trailed its Lipper peer group of 860 International Funds, which lost 3.33% during the same period.

Q.  HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE?

A. Markets rallied in October and November of 2002, but the combination of a weak global economy, impending war with Iraq, and, more recently, a pneumonic virus outbreak in Asia conspired to push markets lower. Stock market valuations in the U.K. and Europe are as favorable to local bonds as they have been in over 40 years.

Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. Utilities performed poorly during the period, as did industrials and consumer discretionary stocks. The telecommunications sector was the strongest performer in the index and our underweight position made a negative contribution. However, positive contributions came from holdings in financial, energy, and healthcare stocks. In the portfolio the following performed poorly: utility Suez (France), on cash flow sustainability concerns; industrials Brambles (U.K. - business services) on competitive issues and BAE Systems (U.K. - aerospace and defense) on cost overruns; consumer discretionary stocks Sega (Japan - consumer electronics) on product concerns and Porsche (Germany - autos) on inventory worries. Telecommunication companies Vodafone (U.K.) and Telefonica (Spain) were the two top performers, followed by banks BNP Paribas (France) and Banco Intesa (Italy) and stocks in materials, healthcare and energy.

Q. WHAT WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS?

A. Economic performance in Continental Europe has been very weak with German unemployment greater than 10%. As Europe's largest economy, Germany's problems are felt across the Continent. In addition, Euro strength against the Dollar (up 10.6% in the period) has hurt Europe's exports to the West. Japan's economy has been of little help to the global picture but, in the rest of Asia, growth has been strong. China, especially, has become a more important component of global activity.

    Currently, war in Iraq, the SARS outbreak, and the weak global economy are all having a severe dampening effect on economic activity.

Q.  WHAT MAJOR CHANGES TOOK PLACE IN THE FUND?

A. Eliminations from the portfolio included Sega (Japan), due to ongoing management and product concerns; BAE Systems (UK) due to sharply lower confidence in management's ability to stem production problems; and Friends Provident (U.K. ) on the deteriorating state of the British insurance market. Major additions included: Asahi Glass (Japan), a world- class producer of LCD screen material; Royal Bank of Scotland, one of the U.K's premier retail banks; Lukoil, a Russian energy company; and GlaxoSmithKline (U.K.), the world's second largest pharmaceutical company.

Q.  WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD AND HOW IS THE FUND POSITIONED?

A. Geopolitics currently dominates the investment markets, rather than company fundamentals. In this period there are unprecedented opportunities for the longer-term investor, as evidenced by the extreme under-valuation of equity markets throughout much of the developed world. The portfolio is taking advantage of those opportunities when they conform to our disciplined investment process.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                    INTERNATIONAL EQUITY FUND       MSCI EAFE
11/25/97            $10,000.00                      $10,000.00
3/98                 12,027.37                       11,571.01
9/98                 10,066.17                       10,031.47
3/99                 12,472.12                       12,272.45
9/99                 13,035.72                       13,136.61
3/00                 16,497.03                       15,351.60
9/00                 14,551.12                       13,554.35
3/01                 12,345.92                       11,379.24
9/01                 10,290.32                       9,665.57
3/02                 11,488.20                       10,392.19
9/02                  8,644.21                        8,164.62
3/03                  8,322.40                        7,978.80


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                    SIX      ONE    FIVE     SINCE
                  MONTHS    YEAR    YEAR  INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------
International
   Equity Fund     -3.72%  -27.56%  -7.10%  -3.38%     11/25/97
--------------------------------------------------------------------------------
MSCI EAFE          -2.28%  -23.23%  -7.17%  -4.15%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
[LINE GRAPH OMITTED]
                           INTERNATIONAL EQUITY FUND              MSCI EAFE
1/3/01                     $10,000.00                             $10,000.00
3/01                        8,821.46                               8,626.76
6/01                        8,900.62                               8,513.11
9/01                        7,343.89                               7,327.60
12/01                       8,109.06                               7,838.61
3/02                        8,180.19                               7,878.46
6/02                        7,913.45                               7,711.48
9/02                        6,144.04                               6,189.71
12/02                       6,476.88                               6,589.13
3/03                        5,908.57                               6,048.84


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                        SIX       ONE      SINCE
                      MONTHS      YEAR   INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------
International
   Equity Fund        -3.83%    -27.77%    -20.93%       1/3/01
--------------------------------------------------------------------------------
MSCI EAFE             -2.28%    -23.23%    -20.02%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.


REGIONAL ALLOCATION
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $268,387 (in thousands)


[PIE CHART OMITTED]

Europe 66.8%
Other Region 12.4%
Japan 12.2%
Short Term 4.6%
Pacific Rim 4.0%




TEN LARGEST HOLDINGS
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
   Vodafone Group PLC.                                 3.05%
--------------------------------------------------------------------------------
   Total Fina Elf S.A. (Series B)                      2.90%
--------------------------------------------------------------------------------
   Novartis AG (Regd.)                                 2.26%
--------------------------------------------------------------------------------
   Carrefour S.A.                                      2.15%
--------------------------------------------------------------------------------
   Nestle S.A. (Regd.)                                 2.14%
--------------------------------------------------------------------------------
   BNP Paribas                                         2.08%
--------------------------------------------------------------------------------
   ENI-Ente Nazionale Idrocarburi SpA                  2.05%
--------------------------------------------------------------------------------
   BHP Billiton PLC.                                   1.90%
--------------------------------------------------------------------------------
   Taiwan Semiconductor Manufacturing Co. Ltd.         1.81%
--------------------------------------------------------------------------------
   Lagardere S.C.A. (Regd.)                            1.75%
--------------------------------------------------------------------------------





* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                       INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 93.6%
--------------------------------------------------------------------------------

AUSTRALIA -- 0.2%

Woolworths Ltd. ..................    57,865     $  427,656

BRAZIL -- 1.1%

Aracruz Celulose S.A. ADR. .......     5,953        119,120
Cia Vale do Rio Doce ADR. ........    19,703        530,996
Cia Vale do Rio Doce ADR. ........     9,761        253,298
Empresa Brasileira de Aeronautica
   S.A. ADR. .....................   172,617      2,000,631
                                                  2,904,045

CANADA -- 2.5%

Bank of Nova Scotia ..............    11,651        411,086
Canadian Pacific Railway Ltd. ....    99,066      2,100,594
Petro-Canada .....................   125,653      4,271,151
                                                  6,782,831

CHINA -- 2.0%

China Petroleum &
   Chemical Corp. ................20,288,000      4,057,886
Huaneng Power
   International Inc. ............ 1,538,000      1,439,512
                                                  5,497,398

FINLAND -- 2.2%

Nokia Oyj ........................    46,259        639,049
Sampo Oyj (Series A) .............   291,086      1,778,746
Stora Enso Oyj (Series R) ........   376,866      3,474,947
                                                  5,892,742

FRANCE -- 15.2%

Accor S.A. .......................   104,707      2,892,970
Arcelor ..........................   208,897      1,837,265
Aventis S.A. .....................    32,338      1,419,606
AXA ..............................   170,090      2,008,217
BNP Paribas ......................   139,584      5,589,928
Carrefour S.A. ...................   152,701      5,783,636
Cie de Saint-Gobain ..............    51,378      1,420,093
Lagardere S.C.A. (Regd.) .........   137,180      4,700,293
Michelin (C.G.D.E.) (Regd.) ......    82,572      2,270,585
Suez S.A. ........................    49,827        579,054
Total Fina Elf S.A. (Series B) ...    61,564      7,792,724
Vinci S.A. .......................    36,762      2,146,137
Vivendi Environnement ............   140,991      2,324,665
                                                 40,765,173



                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
GERMANY -- 5.7%

Altana AG ........................    40,138  $   1,883,340
Bayerische Motoren Werke AG ......    84,970      2,358,779
Deutsche Bank AG (Regd.) .........    33,252      1,396,957
Deutsche Boerse AG ...............    45,847      1,767,499
E.ON AG ..........................    80,359      3,312,844
Muenchener Rueckversicherungs
   AG (Regd.) ....................    30,069      1,722,593
Schering AG ......................    68,144      2,769,864
                                                 15,211,876

HONGKONG -- 0.6%

Johnson Electric Hldgs ........... 1,503,600      1,648,293

IRELAND -- 2.9%

Bank of Ireland ..................   380,640      4,066,321
CRH PLC. .........................   258,037      3,742,066
                                                  7,808,387

ISRAEL -- 1.3%

Teva Pharmaceutical
   Industries ADR. ...............    82,706      3,444,705

ITALY -- 5.8%

Banca Intesa SpA ................. 1,409,982      3,138,689
ENI-Ente Nazionale
   Idrocarburi SpA ...............   412,251      5,506,145
Mediaset SpA .....................    72,665        551,873
Riunione Adriatica di
   Sicurta SpA ...................   318,278      3,955,805
Telecom Italia SpA ...............   562,759      2,370,360
                                                 15,522,872

JAPAN -- 12.2%

Aiful Corp. ......................    25,400        835,385
Asahi Glass Co. Ltd. .............   454,000      2,435,014
Canon Inc. .......................   130,000      4,538,708
Chugai Pharmaceutical Co. Ltd. ...   154,100      1,558,154
Honda Motor Co. Ltd. .............   107,200      3,570,923
Hoya Corp. .......................     7,300        440,167
Komatsu Ltd. ..................... 1,122,000      4,125,417
Minebea Co. Ltd. .................   190,000        623,292
Murata Manufacturing Co. Ltd. ....    29,100      1,128,858
Nissan Motor Co. Ltd. ............   557,300      3,712,827
Sanyo Electric Co. Ltd. ..........   416,000      1,136,650
Sharp Corp. ......................   310,000      3,058,695
Sony Corp. .......................    69,300      2,454,545
Terumo Corp. .....................   114,300      1,647,316
Toshiba Corp. ....................   522,000      1,377,855
                                                 32,643,806



---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
MEXICO -- 0.4%

Grupo Televisa S.A. ADR. .........    45,428    $ 1,142,514(a)

NETHERLAND -- 3.6%

Aegon N.V. .......................   137,367      1,031,277
IHC Caland N.V. ..................    14,288        609,299
ING Groep N.V. ...................   294,025      3,397,698
Koninklijke Philips
   Electronics N.V. ..............   196,347      3,083,114
Royal Dutch Petroleum Co. ........    36,911      1,502,746
                                                  9,624,134

NORWAY -- 0.7%

Statoil ASA ......................   251,767      1,960,235

RUSSIA -- 0.5%

LUKOIL ADR. ......................    22,672      1,251,852


SOUTH AFRICA -- 0.2%

Gold Fields Ltd. .................    38,605        412,977
SABMiller PLC. ...................    21,946        137,368
                                                    550,345

SOUTH KOREA -- 2.2%

Kookmin Bank .....................    22,565        532,444
KT Corp. .........................     5,793        199,727
KT Corp. ADR. ....................    12,461        213,955
POSCO ............................    30,872      2,424,084
POSCO ADR. .......................     7,089        139,653
Samsung Electronics Co. Ltd. .....    10,560      2,390,721
                                                  5,900,584

SPAIN -- 3.4%

Banco Santander Central Hispano
   S.A. (Regd.) ..................   408,659      2,608,684
Grupo Ferrovial S.A. .............    79,771      2,068,216
Telefonica S.A. ..................   446,747      4,177,793
Telefonica S.A. ADR. .............     4,934        138,399(a)
                                                  8,993,092

SWEDEN -- 3.7%

Assa Abloy AB (Series B) .........   385,171      3,157,158
Autoliv Inc. SDR. ................   100,892      1,963,354
Skandinaviska Enskilda Banken AB
   (Series A) ....................   193,841      1,680,316
Svenska Handelsbanken ............   220,289      3,104,693
                                                  9,905,521

                                      NUMBER
                                   OF SHARES         VALUE


SWITZERLAND -- 6.5%

Credit Suisse Group (Regd.) ......   198,372   $  3,449,437
Nestle S.A. (Regd.) ..............    29,055      5,751,017
Novartis AG (Regd.) ..............   163,483      6,054,478
Syngenta AG (Regd.) ..............    49,699      2,265,314
                                                 17,520,246

TAIWAN -- 1.8%

Taiwan Semiconductor
   Manufacturing Co. Ltd. ........ 3,996,348      4,864,829(a)

UNITED KINGDOM -- 18.9%

Aviva PLC. .......................   309,982      1,724,705
BHP Billiton PLC. ................ 1,017,346      5,097,576
Brambles Industries PLC. ......... 1,102,168      2,648,056
Capita Group PLC. ................    98,510        368,254
Compass Group PLC. ...............   887,770      3,792,294
Diageo PLC. ......................    13,100        134,385
GlaxoSmithKline PLC. .............   252,663      4,445,009
Kingfisher PLC. ..................   720,011      2,617,597
National Grid Transco PLC. .......   606,029      3,711,940
Prudential PLC. ..................    31,457        153,394
Reed Elsevier PLC. ...............   518,836      3,706,844
Rio Tinto PLC. (Regd.) ...........    12,210        227,544
Royal Bank of Scotland Group PLC.    162,969      3,670,757
Smith & Nephew PLC. ..............   766,960      4,691,584
Smiths Group PLC. ................   257,218      2,602,059
Tesco PLC. ....................... 1,064,139      2,998,221
Vodafone Group PLC. .............. 4,587,091      8,193,159
                                                 50,783,378

TOTAL COMMON STOCK
   (COST $313,918,559) ...........              251,046,514



--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.8%
--------------------------------------------------------------------------------
GERMANY -- 1.8%

Henkel KGaA ......................    50,257      3,090,260
Porsche AG .......................     6,037      1,689,055

TOTAL PREFERRED STOCK
   (COST $5,567,299) .............                4,779,315


--------------------------------------------------------------------------------
RIGHTS -- 0.0%*
--------------------------------------------------------------------------------
SPAIN -- 0.0%

Telefonica S.A. ..................   417,013         86,459

TOTAL RIGHTS
   (COST $0) .....................                   86,459


TOTAL INVESTMENTS IN SECURITIES
   (COST $319,485,858) ...........              255,912,288




---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 4.6%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $12,474,269) ............12,474,269   $ 12,474,269(l)

OTHER ASSETS AND LIABILITIES,
   NET 0.0% ......................                  (35,794)
                                               ------------

NET ASSETS-- 100% ................             $268,350,763
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The International Equity Fund invested in the following sectors at March 31, 2003:

                                        PERCENTAGE (BASED ON
SECTORS                                     MARKET VALUE)
--------------------------------------------------------------------------------
Financial                                       17.89%
Consumers-Discretionary                         16.66%
Health Care                                     10.40%
Industrials                                     10.19%
Energy                                          10.04%
Materials                                        7.65%
Consumer-Staples                                 6.83%
Information Technology                           5.73%
Telecommunication Services                       5.72%
Short Term                                       4.65%
Utilities                                        4.24%
                                             ---------
                                               100.00%
                                             =========



---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE GE INSTITUTIONAL EUROPE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2003?

A. The GE Institutional Europe Equity Fund declined 1.08% for the six-month period ended March 31, 2003. During the same period, the MSCI Europe Index returned 0.66% and our Lipper peer group of 181 Europe funds lost 0.75%.

Q.  WHAT MARKET CONDITIONS AFFECTED FUND PERFORMANCE?

A. Markets rallied in late 2002, but the combination of a weak global economy, impending war with Iraq, and, more recently, a pneumonic virus outbreak in Asia conspired to push markets lower. Stock market valuations in the U.K. and Europe are as favorable versus local bonds as they have been in over 40 years.

Q. WHICH PARTICULAR STOCKS AND SECTORS SIGNIFICANTLY CONTRIBUTED TO FUND PERFORMANCE?

A. Our Consumer Staples positions performed well during the period, as did our positions within the Financial sector. Our weakest areas were within the Consumer Discretionary and the Industrial sectors. In the portfolio the following performed poorly: BAE Systems (U.K. - aerospace and defense) on cost overruns; Renault and Lagardere (France - Consumer Discretionary) on concerns regarding the sustainability of consumer spending. Telecommunication companies Vodafone (U.K.) and Telefonica (Spain) were among the leading drivers of performance; Wella (Germany - Consumer Discretionary) received a takeover offer from Procter and Gamble; followed by our positions in European Banks with BNP Paribas (France), Banco Intesa (Italy) and Banco Santander (Spain).

Q.  WHAT EUROPEAN EVENTS IMPACTED FUND PERFORMANCE?

A. After having reached a four-year high in November, at 10%, German unemployment has continued to rise, reaching 10.6% last week. So far, few of the solutions proposed by the German Government have halted the slide in confidence. In addition, the approach taken thus far by the ECB of focusing more on inflation than growth, has taken its toll. The ECB did lower rates in March by 25 bps to 2.50% but this action has had little discernible effect on the regional economy. The strength of the Euro (perhaps better expressed as a weakness of the Dollar) has done little to improve the environment, acting as it does to make Europe's exports more expensive. Finally, the rising tensions between the Eurozone's major powers and the US/UK alliance over Iraq policy may have commercial consequences, although to what extent is unknown at this point.

    All told, the Eurozone economy is in poor shape currently, especially in Germany, and in the short-run, it is hard to imagine a reasonable recovery without a major policy response. However, stock valuations in Europe are at low, and, in some cases, unprecedented, levels, particularly with respect to bonds, and offer great opportunities to those investors able to take a longer-term view.

    Since its robust performance in 2002, the shine has faded slightly from the UK's economic story. The consumer is still active, and real estate prices remain high overall, but consumer debt has reached historically high levels and some parts of the country are seeing housing prices start to fade. Arguing against a European-style weakness, however, are the following: the UK's economy enjoys high productivity and much lower unemployment than anywhere else in Europe; the Bank of England has kept rates high, allowing a greater degree of flexibility should the economy falter. By being outside the Euro, the UK has not seen its exports priced out of the market (note the weakness of the Pound in recent weeks); and also, stock valuations reached a 45-year low in March, when dividend yields exceeded UK Gilt yields for the first time since 1957. In substantially better shape than the weaker parts of Europe, the UK should recover faster once global confidence returns.

Q.  WHAT MAJOR CHANGES WERE MADE TO THE FUND DURING THE PERIOD?

A. Eliminations from the portfolio included Ahold (Netherlands), due to management quality and operating concerns; BAE Systems (UK) due to sharply lower confidence in management's ability to contain costs on projects; and BCP (Portugal ) on the deteriorating state of the balance sheet and asset quality. Major additions included: Nokia (Finland), a world- class producer of mobile handsets; Royal Bank of Scotland, one of the U.K's premier banks; and GlaxoSmithKline (U.K.), the world's second largest pharmaceutical company.

Q.  WHAT IS THE OUTLOOK AND HOW IS THE FUND POSITIONED?

A. Geopolitics currently dominates the investment markets, rather than company fundamentals. In this period there are unprecedented opportunities for the longer-term investor, as evidenced by the extreme under-valuation of equity markets throughout much of Europe. The portfolio is taking advantage of those opportunities when they conform to our disciplined investment process.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE GRAPH OMITTED]

                    EUROPE EQUITY FUND         MSCI EUROPE
1/29/99             $10,000.00                 $10,000.00
3/99                 9,620.00                    9,852.53
6/99                 9,700.00                    9,821.86
9/99                 9,970.00                    9,936.61
12/99               12,907.30                   11,664.60
3/00                14,671.97                   11,674.11
6/00                14,208.11                   11,305.16
9/00                12,937.55                   10,478.86
12/00               13,310.92                   10,685.79
3/01                11,212.00                    9,026.21
6/01                10,866.60                    8,811.77
9/01                 8,940.37                    7,751.86
12/01                9,854.67                    8,532.47
3/02                 9,706.78                    8,523.42
6/02                 9,532.00                    8,139.72
9/02                 7,300.25                    6,281.24
12/02                7,917.99                    6,964.55
3/03                 7,221.75                    6,322.78





AGGREGATE TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
                        SIX      ONE     SINCE
                      MONTHS    YEAR   INCEPTION   COMMENCEMENT
--------------------------------------------------------------------------------
Europe Equity Fund    -1.08%   -25.60%   -7.51%       1/29/99
--------------------------------------------------------------------------------
MSCI Europe            0.66%   -25.82%  -10.42%


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of issuers located in developed European countries.


REGIONAL ALLOCATION
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $7,412 (in thousands)

[PIE CHART OMITTED]

Europe 98.3%
Short Term 1.7%


TEN LARGEST HOLDINGS
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
   Total Fina Elf S.A. (Series B)                      3.98%
--------------------------------------------------------------------------------
   Vodafone Group PLC.                                 3.81%
--------------------------------------------------------------------------------
   ENI-Ente Nazionale Idrocarburi SpA                  3.22%
--------------------------------------------------------------------------------
   Novartis AG (Regd.)                                 2.87%
--------------------------------------------------------------------------------
   Aventis S.A.                                        2.31%
--------------------------------------------------------------------------------
   Imerys S.A.                                         2.25%
--------------------------------------------------------------------------------
   Nestle S.A. (Regd.)                                 2.21%
--------------------------------------------------------------------------------
   Carrefour S.A.                                      2.15%
--------------------------------------------------------------------------------
   Statoil ASA                                         2.02%
--------------------------------------------------------------------------------
   BNP Paribas                                         1.93%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                              EUROPE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               EUROPE EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.7%
--------------------------------------------------------------------------------

AUSTRIA -- 0.8%
Erste Bank der Oesterreichischen
   Sparkassen AG .................       806      $  57,520

BELGIUM -- 0.3%

Solvay S.A. ......................       134          8,283
Mobistar S.A. ....................       448         12,725(a)
                                                     21,008

DENMARK -- 0.8%

Danisco A/S ......................     1,963         63,601

FINLAND -- 3.6%

Kone Oyi (Series B) ..............       240          7,333
Nokia Oyj ........................     4,837         66,821
Sampo Oyj (Series A) .............     8,989         54,929
Stora Enso Oyj (Series R) ........    11,062        101,999
Tietoenator Oyj ..................     2,521         34,772
                                                    265,854

FRANCE -- 22.7%

Accor S.A. .......................     2,099         57,994
Arcelor ..........................     4,061         35,717
Aventis S.A. .....................     3,903        171,338
AXA ..............................     6,457         76,236
BNP Paribas ......................     3,570        142,968
Carrefour S.A. ...................     4,198        159,002
Cie de Saint-Gobain ..............     1,422         39,304
Credit Agricole S.A. .............     2,486         38,711
Imerys S.A. ......................     1,437        166,527
Lagardere S.C.A. (Regd.) .........     3,974        136,164
Michelin (C.G.D.E.) (Regd.) ......     2,352         64,676
Renault S.A. .....................     1,664         55,054
Sagem S.A. .......................       642         43,084
STMicroelectronics N.V. ..........     5,352        101,326
Total Fina Elf S.A. (Series B) ...     2,333        295,309
Vinci S.A. .......................       331         19,323
Vivendi Environnement ............     5,113         84,303
                                                  1,687,036

GERMANY -- 6.9%

Altana AG ........................     1,135         53,256
BASF AG ..........................       304         11,315
Bayerische Motoren Werke AG ......     1,910         53,022
Deutsche Bank AG (Regd.) .........     1,053         44,238
Deutsche Boerse AG ...............     1,977         76,217
E.ON AG ..........................     2,477        102,116
Epcos AG .........................     3,655         43,353


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs
   AG (Regd.) ....................       597      $  34,201
Schering AG ......................     2,368         96,253
Wella AG .........................        10            991
                                                    514,962

GREECE -- 1.7%

Coca Cola Hellenic
   Bottling Co. S.A. .............     3,060         38,733
Public Power Corp. ...............     2,864         41,440
Vodafone-Panafon S.A. ............     8,645         47,356
                                                    127,529

IRELAND -- 5.0%

Anglo Irish Bank Corp. PLC. ......    14,083        100,503
Bank of Ireland ..................     9,748        104,136
CRH PLC. .........................     6,524         94,611
Ryanair Holdings PLC. ADR. .......     1,700         70,499(a)
                                                    369,749

ITALY -- 8.0%

Banca Intesa SpA .................    48,830        108,698
Banco Popolare di Verona e
   Novara Scrl ...................     4,849         55,029
ENI-Ente Nazionale
   Idrocarburi SpA ...............    17,885        238,877
Mediaset SpA .....................     2,870         21,797
Riunione Adriatica di
   Sicurta SpA ...................     7,230         89,860
Telecom Italia SpA ...............    18,866         79,464
                                                    593,725

NETHERLANDS -- 5.3%

Aegon N.V. .......................     3,637         27,305
ASM International N.V. ...........     3,081         30,628(a)
ASML Holding N.V. ................     4,615         29,963(a)
IHC Caland N.V. ..................       631         26,908
ING Groep N.V. ...................    11,630        134,394
Koninklijke Philips
   Electronics N.V. ..............     7,363        115,617
Royal Dutch Petroleum Co. ........       593         24,143
Royal KPN N.V. ...................     1,153          7,398
                                                    396,356

NORWAY -- 3.2%

Gjensidige NOR ASA ...............     3,038         87,707
Statoil ASA ......................    19,267        150,011
                                                    237,718

PORTUGAL -- 1.1%

Banco BPI S.A. (Regd.) ...........    29,678         71,894
Brisa-Auto Estradas de
   Portugal S.A. .................     1,631          8,721
                                                     80,615

---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              EUROPE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SPAIN -- 7.1%

Acerinox S.A. (Regd.) ............     1,079     $   38,843
Amadeus Global Travel Distribution
   (Series A) ....................     8,966         41,189
Banco Santander Central Hispano
   S.A. (Regd.) ..................    15,580         99,455
Corp.Mapfre S.A. .................     4,118         33,522
Grupo Ferrovial S.A. .............     4,693        121,675
Indra Sistemas S.A. ..............     1,307          9,698
Promotora de Informaciones S.A.
   (PRIS.A.) .....................     8,636         54,186
Telefonica S.A. ..................    13,625        127,415
                                                    525,983

SWEDEN -- 4.2%

Assa Abloy AB (Series B) .........    10,179         83,435
Autoliv Inc. SDR. ................     1,923         37,421
Skandinaviska Enskilda Banken AB
   (Series A) ....................    13,541        117,381
Svenska Handelsbanken ............     5,353         75,444
                                                    313,681

SWITZERLAND -- 6.9%

Credit Suisse Group (Regd.) ......     4,392         76,371
Nestle S.A. (Regd.) ..............       827        163,693
Novartis AG (Regd.) ..............     5,740        212,577
Syngenta AG (Regd.) ..............     1,339         61,032
                                                    513,673

UNITED KINGDOM -- 19.1%

Aviva PLC. .......................    10,019         55,745
BHP Billiton PLC. ................    21,587        108,165
Brambles Industries PLC. .........    20,061         48,198
Compass Group PLC. ...............    18,931         80,868
GlaxoSmithKline PLC. .............     3,925         69,051
HIT Entertainment PLC. ...........    12,902         39,054
John Wood Group PLC. .............    25,067         63,197
Kingfisher PLC. ..................    11,562         42,034
National Grid Transco PLC. .......    13,499         82,682
Prudential PLC. ..................     1,797          8,763
Reed Elsevier PLC. ...............    10,042         71,745
Royal Bank of Scotland
   Group PLC. ....................     6,302        141,948
Scottish Power PLC. ..............     3,344         19,874
Smith & Nephew PLC. ..............    18,503        113,185
Smiths Group PLC. ................    11,764        119,006
Tesco PLC. .......................    27,903         78,617
Vodafone Group PLC. ..............   158,070        282,334
                                                  1,424,466

TOTAL COMMON STOCK
   (COST $8,768,102) .............                7,193,476



                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 1.2%
--------------------------------------------------------------------------------

GERMANY -- 1.2%

Henkel KGaA ......................       973      $  59,829
Porsche AG .......................       102         28,538

TOTAL PREFERRED STOCK
   (COST $102,456) ...............                   88,367


--------------------------------------------------------------------------------
RIGHTS -- 0.0%*
--------------------------------------------------------------------------------

SPAIN -- 0.0%

Telefonica S.A.
   (COST $0) .....................    13,625          2,825(a)


TOTAL INVESTMENTS IN SECURITIES
   (COST $8,870,558) .............                7,284,668



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $127,813) ...............   127,813        127,813(l)


OTHER ASSETS AND LIABILITIES,
   NET 0.4% ......................                   30,402
                                                 ----------

NET ASSETS-- 100% ................               $7,442,883
                                                 ==========



--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Europe Equity Fund was invested in the following sectors at March 31, 2003:

                                        PERCENTAGE (BASED ON
SECTORS                                     MARKET VALUE)
--------------------------------------------------------------------------------

Financials                                      25.81%
Consumers Discretionary                         11.58%
Energy                                          10.77%
Health Care                                      9.65%
Materials                                        8.45%
Consumer Staples                                 7.62%
Telecommunication Services                       7.55%
Industrials                                      7.44%
Information Technology                           4.85%
Utilities                                        4.56%
Short Term                                       1.72%
                                             ---------
                                               100.00%
                                             =========

---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------


Q&A

Q. HOW DID THE GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 2003?

A. The GE Institutional Premier Growth Equity Fund returned 5.08% for Investment Class shares and 4.96% for Service Class shares for the six-month period ended March 31, 2003. The Standard & Poor's 500 was up 5.04% for the six-month period, which the various classes of the Fund modestly underperformed, while our Lipper peer group of 1035 Large Cap Core funds returned 3.30%.

Q.  WHAT FACTORS DROVE THE FUND'S PERFORMANCE FOR THE SIX-MONTH PERIOD?

A. All of the strength came in the first two months and the market has been down for the last four months. The market rebounded sharply last fall from depressed levels. In calendar 2003, the market has drifted lower due to weak economic indicators and geopolitical worries.

    Technology has been the strongest sector in the last six months with a return of 22%. Our tech holdings lagged this strong return; with bellwethers Microsoft up 11%, Intel up 17%, and Dell up 16%. In addition Intuit, a business software company, declined 18% in the period due to a modest earnings miss pre-announced last quarter.

    On the plus side, our media holdings were strong performers with Comcast up 32% and Liberty Media up 36%. Our sole telecom holding, Vodaphone, was up 42% in the period.

Q.  HOW HAVE YOU POSITIONED THE PORTFOLIO IN THIS TURBULENT MACRO ENVIRONMENT?

A. We have not attempted a guess at how geopolitical events may play out this year, and changes to the portfolio have been modest. There are 33 stocks in the portfolio and we continue to be overweighted in technology and healthcare. We continue to take a long-term investment view of our holdings. Our holdings are financially strong, industry leaders with growth rates well in excess of the overall market.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE BALANCE OF THE YEAR?

A. As this is written, the war in Iraq has gone well for the coalition forces, and there is reason to be more optimistic for both the economy and the stock market for the balance of the year. While we think economic growth may be sub par in the near-term, it should gradually strengthen in the coming quarters. If so, the stock market should respond to a better outlook for corporate profits. Our focus continues to be on a concentrated list of growth companies that we believe will outperform the averages over the long term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

           PREMIER GROWTH EQUITY FUND  S&P 500         S&P 500 /BARRA GROWTH
10/29/99   $10,000.00                  $10,000.00      $10,000.00
12/99       11,672.59                   10,804.23       11,206.68
3/00        12,103.05                   11,069.14       11,688.58
6/00        11,612.52                   10,755.20       11,499.84
9/00        11,462.36                   10,647.30       10,489.71
12/00       11,073.26                    9,812.03        8,735.71
3/01        10,050.64                    8,650.25        7,216.63
6/01        10,422.50                    9,156.01        7,776.03
9/01         8,759.44                    7,808.89        6,742.75
12/01       10,050.81                    8,643.22        7,622.50
3/02        10,258.26                    8,668.03        7,562.07
6/02         8,909.85                    7,506.26        6,332.56
9/02         7,405.86                    6,208.85        5,437.91
12/02        7,969.32                    6,732.91        5,824.61
3/03         7,782.05                    6,522.01        5,776.45

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                              SIX     ONE     SINCE
                            MONTHS   YEAR   INCEPTION COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth Equity Fund   5.08%  -24.14%  -7.08%     10/29/99
--------------------------------------------------------------------------------
S&P 500                      5.04%  -24.76% -11.76%
--------------------------------------------------------------------------------
S&P 500/BARRA Growth         6.23%  -23.61% -14.84%

--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

         PREMIER GROWTH EQUITY FUND     S&P 500           S&P 500/BARRA GROWTH
1/3/01   $10,000.00                     $10,000.00        $10,000.00
3/01      9,400.97                       8,815.97          8,261.06
6/01      9,739.13                       9,331.41          8,901.43
9/01      8,173.91                       7,958.49          7,718.60
12/01     9,380.39                       8,808.80          8,725.67
3/02      9,564.32                       8,834.09          8,656.51
6/02      8,305.85                       7,650.05          7,249.05
9/02      6,892.50                       6,327.80          6,224.92
12/02     7,418.49                       6,861.89          6,667.59
03/03     7,234.48                       6,646.95          6,612.46

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                           SIX      ONE      SINCE
                          MONTHS   YEAR     INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth Equity Fund 4.96%  -24.36%   -13.45%        1/03/01
--------------------------------------------------------------------------------
S&P 500                    5.04%  -24.76%   -16.60%
--------------------------------------------------------------------------------
S&P 500/BARRA Growth       6.23%  -23.61%   -16.79%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of large-and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.


SECTOR ALLOCATION
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $178,277 (in thousands)

[PIE CHART OMITTED]

Information Technology 19.9%
Consumer - Discretionary 16.3%
Financial 16.3%
Healthcare 15.3%
Industrials 12.8%
Short Term 11.0%
Telecommunication Services 3.6%
Energy 2.8%
Consumer - Staples 2.0%


TEN LARGEST HOLDINGS
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
   First Data Corp.                                    4.70%
--------------------------------------------------------------------------------
   Liberty Media Corp. (Series A)                      4.24%
--------------------------------------------------------------------------------
   Comcast Corp. (Class A) SPL                         3.92%
--------------------------------------------------------------------------------
   Dell Computer Corp.                                 3.66%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         3.64%
--------------------------------------------------------------------------------
   Vodafone Group PLC. ADR.                            3.58%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                3.57%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      3.44%
--------------------------------------------------------------------------------
   Carnival Corp.                                      3.44%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     3.31%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      PREMIER GROWTH EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------
                                                      PREMIER GROWTH EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.4%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 17.6%

Carnival Corp. ...................   254,152    $ 6,127,605(j)
Catalina Marketing Corp. .........   142,325      2,736,910(a,j)
Comcast Corp. (Class A Special) ..   254,152      6,986,638(a)
Home Depot Inc. ..................   228,737      5,572,033
Liberty Media Corp. (Series A) ...   777,705      7,567,070(a,h)
                                                 28,990,256

CONSUMER - STAPLES -- 2.2%

The Gillette Co. .................   116,910      3,617,195

ENERGY -- 3.1%

Baker Hughes Inc. ................    91,495      2,738,445
Schlumberger Ltd. ................    60,996      2,318,458
                                                  5,056,903

FINANCIAL -- 17.6%

AFLAC Inc. .......................   152,491      4,887,337(h)
American Express Co. .............   127,076      4,222,735
American International Group .....   101,661      5,027,136
Citigroup Inc. ...................   177,906      6,128,862
Federal National Mortgage
   Association ...................    88,953      5,813,079
State Street Corp. ...............    91,495      2,893,987(e)
                                                 28,973,136

HEALTHCARE -- 16.6%

Cardinal Health Inc. .............   111,827      6,370,784(h)
DENTSPLY International Inc. ......   109,285      3,802,025
Lincare Holdings Inc. ............   162,657      4,991,943(a)
Pfizer Inc. ......................   208,405      6,493,900
Wyeth ............................   147,408      5,574,971
                                                 27,233,623

INDUSTRIALS -- 13.8%

Automatic Data Processing ........   127,076      3,912,670
Certegy Inc. .....................   147,408      3,714,682(a)
Concord EFS Inc. .................   223,654      2,102,348(a)
Dover Corp. ......................   193,156      4,678,238
First Data Corp. .................   226,195      8,371,477
                                                 22,779,415


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 21.6%

Applied Materials Inc. ...........   233,820    $ 2,941,456(a)
Cisco Systems Inc. ...............   421,892      5,476,158(a)
Dell Computer Corp. ..............   238,903      6,524,441(a)
Intel Corp. ......................   249,069      4,054,843
Intuit Inc. ......................    96,578      3,592,702(a)
Microsoft Corp. ..................   243,986      5,906,901
Molex Inc. (Class A) .............   264,318      4,860,808
Yahoo Inc. .......................    91,495      2,197,710(a)
                                                 35,555,019

TELECOMMUNICATION SERVICES -- 3.9%

Vodafone Group PLC. ADR. .........   350,730      6,390,300(h,j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $194,685,450) ...........              158,595,847



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 12.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund ... 5,912,990      5,912,990(l)
State Street Navigator Securities
   Lending Prime Portfolio .......13,768,500     13,768,500(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $19,681,490) ............               19,681,490

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (8.4)% ....................              (13,724,784)
                                               ------------

NET ASSETS-- 100% ................             $164,552,553
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Premier Growth Equity Fund had the following short futures contracts open at March 31, 2003:

                           NUMBER      CURRENT
             EXPIRATION      OF       NOTIONAL     UNREALIZED
DESCRIPTION     DATE      CONTRACTS     VALUE     APPRECIATION
--------------------------------------------------------------------------------
S&P 500       June 2003       3      $(635,250)      $22,125


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                    PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE GE INSTITUTIONAL PREMIER RESEARCH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED MARCH 31, 2003?

A. The GE Institutional Premier Research Equity Fund moved back into positive territory, returning 2.89% for the six-month period ended March 31, 2003. This represented an underperformance against the S&P 500, which returned 5.04% over the same period and its Lipper peer group of 1035 Large Cap Core funds, which returned 3.30%.

Q. DISCUSS THE FACTORS THAT MATERIALLY AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. In particular, during the first three months of the period, lower quality, low priced stocks had a significant rally from their prior period underperformance. We have maintained our discipline of focusing on better than average quality companies, within a sector neutral framework, that we believe will continue to prosper over the long term. This hurt our near term performance.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The Consumer Staples sector added 56 basis points to our performance, where our Beverage industry holdings bested the benchmark, and our avoidance of the Tobacco industry gained 28 basis points for the Fund. The Electric Utility industry added 29 basis points, while the Media industry added 23. The Financials, Industrials, and Healthcare sectors detracted from our performance, with the Commercial Services, Healthcare Providers, and Computer industries collectively costing 180 basis points.

    Concord EFS is a stock where there was bad news and good news. Price weakness was caused by uncertainty that surrounded the company during the period, as new management was appointed just as they were negotiating a couple of important longer term contracts. The good news is that there was an announcement on April 2nd of an acquisition of the company by First Data. Our performance was helped by Vodafone Group, a global provider of wireless telecommunications services. The stock returned 43% for the six-month period.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE QUARTER?

A. Avon Products was eliminated from the portfolio, as the price target for the stock was achieved. Colgate Palmolive was substituted in its place, having a solid balance sheet, excellent global growth prospects, and a strong leadership team. We also eliminated Bank One, on concerns about its exposure to UAL Corp. We used the proceeds to purchase Wachovia, a dominant banking franchise in the southeastern US, which is continuing to garner cost savings from its integration with First Union.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE WE POSITIONED THE FUND GOING FORWARD?

    We intend to continue with our discipline of holding 55-65 stocks, representing the best ideas from our research staff, and keeping a sector neutral stance relative to the benchmark. We will be looking for signs from company reports to gauge the rate of economic growth, and position the Fund accordingly.

                                                    PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

                     PREMIER RESEARCH EQUITY FUND              S&P 500
4/28/00              $10,000.00                                $10,000.00
6/00                  10,110.00                                 10,035.00
9/00                   9,920.00                                  9,934.32
12/00                  9,490.39                                  9,154.99
3/01                   8,650.62                                  8,071.01
6/01                   8,822.62                                  8,542.89
9/01                   7,466.85                                  7,285.98
12/01                  8,340.51                                  8,064.45
3/02                   8,289.59                                  8,087.59
6/02                   7,250.84                                  7,003.61
9/02                   6,028.80                                  5,793.09
12/02                  6,450.74                                  6,282.05
3/03                   6,203.03                                  6,085.27


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of large- and medium-sized companies located in the United States.


SECTOR ALLOCATION
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $8,020 (in thousands)

[PIE CHART OMITTED]

Short Term 24.4%
Financial 15.7%
Healthcare 12.4%
Information Technology 11.4%
Consumer - Discretionary 10.6%
Consumer - Staples 7.3%
Industrials 5.9%
Energy 5.0%
Telecommunication Services 3.0%
Utilities 2.3%
Materials 2.0%


TEN LARGEST HOLDINGS
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
   Microsoft Corp.                                     3.63%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   3.12%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      2.98%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         2.76%
--------------------------------------------------------------------------------
   Bank of America Corp.                               2.65%
--------------------------------------------------------------------------------
   PepsiCo. Inc.                                       2.53%
--------------------------------------------------------------------------------
   Home Depot Inc.                                     2.29%
--------------------------------------------------------------------------------
   Pharmacia Corp.                                     2.20%
--------------------------------------------------------------------------------
   Target Corp.                                        2.04%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   2.04%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                    PREMIER RESEARCH EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.6%
--------------------------------------------------------------------------------

CONSUMER-DISCRETIONARY -- 13.8%

Best Buy Co. Inc. ................     3,258      $  87,868(a,j)
Comcast Corp. (Class A) ..........       181          5,175(a,j)
Comcast Corp. (Class A Special) ..     5,108        140,419(a,j)
Costco Wholesale Corp. ...........     2,235         67,117(a)
Home Depot Inc. ..................     7,545        183,796
Omnicom Group ....................     1,488         80,605(j)
Target Corp. .....................     5,601        163,885(j)
Viacom Inc. (Class B) ............     3,447        125,884(a)
                                                    854,749

CONSUMER-STAPLES -- 9.5%

Colgate-Palmolive Co. ............     2,268        123,470(j)
Kimberly-Clark Corp. .............     2,413        109,695
PepsiCo. Inc. ....................     5,068        202,720
Sara Lee Corp. ...................     3,714         69,452(j)
Sysco Corp. ......................     3,311         84,232
                                                    589,569

ENERGY -- 6.4%

BP PLC. ADR. .....................     1,225         47,273(j)
Burlington Resources Inc. ........     1,302         62,118(j)
Exxon Mobil Corp. ................     7,167        250,487
Nabors Industries Ltd. ...........     1,012         40,348(a,j)
                                                    400,226

FINANCIAL -- 20.2%

American International Group .....     2,909        143,850
Bank of America Corp. ............     3,175        212,217
Citigroup Inc. ...................     6,940        239,083
Federal National Mortgage
   Association ...................     2,313        151,155
Lehman Brothers Holdings Inc. ....     1,134         65,489
Mellon Financial Corp. ...........     4,990        106,087
State Street Corp. ...............     1,660         52,506(e,j)
The Allstate Corp. ...............     2,239         74,268
Travelers Property Casualty Corp.
   (Class B) .....................     4,173         58,881
US Bancorp .......................     3,266         61,989(j)
Wachovia Corp. ...................     2,740         93,352
                                                  1,258,877

HEALTHCARE -- 16.0%

Abbott Laboratories ..............     2,631         98,952
Biogen Inc. ......................     1,388         41,584(a,j)
Cardinal Health Inc. .............     1,905        108,528(j)
HCA Inc. .........................       953         39,416(j)
Johnson & Johnson ................     2,830        163,772
Pfizer Inc. ......................     7,108        221,485
Pharmacia Corp. ..................     4,082        176,751


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
UnitedHealth Group Inc. ..........       372     $   34,101(j)
Wyeth ............................     2,830        107,031(j)
                                                    991,620

INDUSTRIALS -- 7.6%

Concord EFS Inc. .................     7,802         73,339(a,j)
Danaher Corp. ....................     1,134         74,572(j)
General Dynamics Corp. ...........       853         46,975
Lockheed Martin Corp. ............     1,996         94,910
Union Pacific Corp. ..............       998         54,890(j)
United Technologies Corp. ........     2,195        126,827
                                                    471,513

INFORMATION TECHNOLOGY -- 14.7%

Analog Devices Inc. ..............     3,901        107,278(a,j)
Applied Materials Inc. ...........     8,165        102,716(a,j)
BMC Software Inc. ................       589          8,888(a)
Cisco Systems Inc. ...............    10,277        133,395(a)
Dell Computer Corp. ..............     3,357         91,680(a)
Microsoft Corp. ..................    12,020        291,004
Oracle Corp. .....................    12,190        132,249(a)
Unisys Corp. .....................     4,808         44,522(a,j)
                                                    911,732

MATERIALS -- 2.6%

Alcoa Inc. .......................     3,730         72,287
Weyerhaeuser Co. .................     1,860         88,964(j)
                                                    161,251

TELECOMMUNICATION SERVICES -- 3.9%

Verizon Communications Inc. ......     2,948        104,212
Vodafone Group PLC. ADR. .........     7,711        140,494(j)
                                                    244,706

UTILITIES -- 2.9%

Dominion Resources Inc. ..........     1,586         87,817
Entergy Corp. ....................     1,950         93,891(j)
                                                    181,708

TOTAL INVESTMENT IN SECURITIES
   (COST $6,871,387) .............                6,065,951



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 31.5%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund ...   150,101        150,101(l)
State Street Navigator Securities
   Lending Prime Portfolio ....... 1,803,907      1,803,907(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,954,008) .............                1,954,008


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (29.1%) ...................               (1,808,495)
                                                 ----------

NET ASSETS-- 100% ................               $6,211,464
                                                 ==========


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                               PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


Q&A

Q. HOW DID THE GE INSTITUTIONAL PREMIER INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2003?

A. The GE Institutional Premier International Equity Fund declined 2.79 the six-month period ended March 31, 2003. The MSCI EAFE index fell by 2.28% for the six-month period, which the the Fund modestly underperformed, while our Lipper peer group of 860 International funds declined 3.33%.

Q.  HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE?

A. Markets rallied in October and November of 2002, but the combination of a weak global economy, impending war with Iraq, and, more recently, a pneumonic virus outbreak in Asia conspired to push markets lower for the balance of the period. Stock market valuations in the U.K. and Europe are as favorable to local bonds as they have been in over 40 years.

Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. Industrials performed poorly during the period, as did consumer discretionary and utility stocks. The telecommunications sector was the strongest performer in the index and, although underweight, our holdings made a positive contribution. Positive contributions also came from holdings in financials and materials stocks. In the portfolio the following performed poorly: BAE Systems (UK) and Brambles (UK/Australia) from the industrials sector, both on concerns over management handling of business issues; Porsche (Germany) and Honda (Japan) from consumer discretionary on inventory concerns; and Vivendi Environnement (France - utility) on cash flow sustainability issues. Telecommunication companies Vodafone (U.K.) and Telefonica (Spain) were the two top performers, and banks such as BNP Paribas (France) and Banco Intesa (Italy) also performed well.

Q. WHAT WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS?

A. Economic performance in Continental Europe has been very weak with German unemployment greater than 10%. As Europe's largest economy, Germany's problems are felt across the Continent. In addition, Euro strength against the Dollar (up 10.6% in the period) has hurt Europe's exports to the West. Japan's economy has been of little help to the global picture but, in the rest of Asia, growth has been strong. China, especially, has become a more important component of global activity.

    Currently, war in Iraq, the SARS outbreak, and the weak global economy are all having a severe dampening effect on economic activity.

Q.  WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD AND HOW IS THE FUND POSITIONED?

A. Geopolitics currently dominates the investment markets, rather than company fundamentals. In this period there are unprecedented opportunities for the longer-term investor, as evidenced by the extreme under-valuation of equity markets throughout much of the developed world. The portfolio is taking advantage of those opportunities when they conform to our disciplined investment process.

                                               PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

                   Premier International Equity Fund         MSCI EAFE
4/28/00            $10,000.00                                $10,000.00
6/00                10,300.00                                 10,137.35
9/00                 8,690.00                                  9,319.67
12/00                8,290.90                                  9,069.59
3/01                 7,134.03                                  7,824.12
6/01                 7,205.06                                  7,721.05
9/01                 5,916.27                                  6,645.83
12/01                6,403.83                                  7,109.30
3/02                 6,311.02                                  7,145.44
6/02                 5,970.72                                  6,993.99
9/02                 4,475.46                                  5,613.81
12/02                4,769.05                                  5,976.07
3/03                 4,350.71                                  5,486.05


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
                       SIX      ONE      SINCE
                     MONTHS    YEAR   INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------
Premier International
   Equity Fund       -2.79%   -31.06%  -24.76%       4/28/00
--------------------------------------------------------------------------------
MSCI EAFE            -2.28%   -23.23%  -18.60%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in a limited number of equity securities of companies located in developed and developing countries other than the United States.


SECTOR ALLOCATION
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $4,353 (in thousands)

[PIE CHART OMITTED]

Continental Europe 54.3%
United Kingdom 21.6%
Japan 13.2%
Emerging Asia 4.1%
Canada 3.0%
Short Term 1.3%
Latin America 1.3%
Emerging Europe 1.2%


TEN LARGEST HOLDINGS
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
   Vodafone Group PLC.                                 4.35%
--------------------------------------------------------------------------------
   Total Fina Elf S.A. (Series B)                      4.18%
--------------------------------------------------------------------------------
   Lagardere S.C.A. (Regd.)                            3.43%
--------------------------------------------------------------------------------
   BNP Paribas                                         3.39%
--------------------------------------------------------------------------------
   Novartis AG (Regd.)                                 3.37%
--------------------------------------------------------------------------------
   Carrefour S.A.                                      3.31%
--------------------------------------------------------------------------------
   ENI-Ente Nazionale Idrocarburi SpA                  3.20%
--------------------------------------------------------------------------------
   Petro-Canada                                        2.90%
--------------------------------------------------------------------------------
   Honda Motor Co. Ltd.                                2.75%
--------------------------------------------------------------------------------
   Taiwan Semiconductor Manufacturing Co. Ltd.         2.67%
--------------------------------------------------------------------------------




* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                               PREMIER INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.2%
--------------------------------------------------------------------------------

BRAZIL -- 1.3%

Empresa Brasileira de Aeronautica
   S.A. ADR. .....................     5,006       $ 58,020

CANADA -- 2.9%

Petro-Canada .....................     3,714        126,245

FINLAND -- 1.9%

Stora Enso Oyj (Series R) ........     9,013         83,106

FRANCE -- 20.5%

Accor S.A. .......................     2,781         76,837
AXA ..............................     4,521         53,378
BNP Paribas ......................     3,684        147,533
Carrefour S.A. ...................     3,810        144,306
Lagardere S.C.A. (Regd.) .........     4,359        149,355
Michelin (C.G.D.E.) (Regd.) ......     2,636         72,485
Total Fina Elf S.A. (Series B) ...     1,436        181,768
Vinci S.A. .......................       634         37,012
Vivendi Environnement ............     1,960         32,317
                                                    894,991

GERMANY -- 3.6%

E.ON AG ..........................     2,090         86,161
Schering AG ......................     1,754         71,295
                                                    157,456

IRELAND -- 4.3%

Bank of Ireland ..................     8,493         90,729
CRH PLC. .........................     6,768         98,150
                                                    188,879

ISRAEL -- 1.2%

Teva Pharmaceutical Industries
   ADR. ..........................     1,242         51,729

ITALY -- 5.6%

ENI-Ente Nazionale
   Idrocarburi SpA ...............    10,418        139,146
Riunione Adriatica di
   Sicurta SpA ...................     8,547        106,229
                                                    245,375

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
JAPAN -- 13.2%

Asahi Glass Co. Ltd. .............    15,000       $ 80,452
Canon Inc. .......................     3,000        104,739
Honda Motor Co. Ltd. .............     3,600        119,919
Komatsu Ltd. .....................    29,000        106,628
Nissan Motor Co. Ltd. ............    14,600         97,268
Toshiba Corp. ....................    25,000         65,989
                                                    574,995

NETHERLANDS -- 2.7%

ING Groep N.V. ...................     5,245         60,610
Koninklijke Philips
   Electronics N.V. ..............     3,785         59,433
                                                    120,043

SOUTH KOREA -- 1.5%

POSCO ............................       810         63,602

SPAIN -- 3.7%

Banco Santander Central Hispano
   S.A. (Regd.) ..................    13,061         83,375
Telefonica S.A. ..................     8,575         80,190
                                                    163,565

SWEDEN -- 2.0%

Assa Abloy AB (Series B) .........    10,118         82,935

SWITZERLAND -- 7.7%

Credit Suisse Group (Regd.) ......     4,192         72,894
Nestle S.A. (Regd.) ..............       581        115,001
Novartis AG (Regd.) ..............     3,966        146,878
                                                    334,773

TAIWAN -- 2.7%

Taiwan Semiconductor
   Manufacturing Co. Ltd. ........    95,500        116,254(a)

UNITED KINGDOM -- 21.4%

Aviva PLC. .......................    17,539         97,585
BHP Billiton PLC. ................    18,568         93,038
Brambles Industries PLC. .........    24,817         59,625
Compass Group PLC. ...............    21,582         92,192
GlaxoSmithKline PLC. .............     4,836         85,078
National Grid Transco PLC. .......    15,057         92,224
Royal Bank of Scotland
   Group PLC. ....................     2,692         60,635
Smith & Nephew PLC. ..............    18,655        114,115
Smiths Group PLC. ................     5,435         54,981
Vodafone Group PLC. ..............   106,133        189,569
                                                    939,042

TOTAL COMMON STOCK
   (COST $5,598,544) .............                4,201,010


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                               PREMIER INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 2.1%
--------------------------------------------------------------------------------

GERMANY -- 2.1%

Henkel KGaA ......................       682       $ 41,936
Porsche AG .......................       177         49,522

TOTAL PREFERRED STOCK
   (COST $119,644) ...............                   91,458

--------------------------------------------------------------------------------
RIGHTS -- 0.0%*
--------------------------------------------------------------------------------

SPAIN -- 0.0%

Telefonica S.A.
   (COST $0) .....................     9,521          1,974(a)


TOTAL INVESTMENTS IN SECURITIES
   (COST $5,718,188) .............                4,294,442

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $58,711) ................    58,711         58,711(l)


OTHER ASSETS AND LIABILITIES,
   NET 0.4% ......................                   15,519
                                                 ----------

NET ASSETS-- 100% ................               $4,368,672
                                                 ==========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Premier International Equity Fund invested in the following sectors at March 31, 2003:

                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
--------------------------------------------------------------------------------
Financial                                       17.76%
Consumer-Discretionary                          16.47%
Industrials                                     11.02%
Healthcare                                      10.78%
Energy                                          10.27%
Materials                                        7.76%
Consumer-Staples                                 6.92%
Information Technology                           6.59%
Telecommunication Services                       6.24%
Utilities                                        4.84%
Short Term                                       1.35%
                                             ---------
                                               100.00%
                                             =========


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE GE INSTITUTIONAL INCOME FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 2003?

A. The GE Institutional Income Fund returned 2.94% for the six-month period ended March 31, 2003. The Lehman Brothers Aggregate Bond Index posted a return of 2.99% for the same period. The average return for the Lipper peer group of 403 Intermediate Investment Grade Debt funds for the same period was 3.25%.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH PERIOD ENDING MARCH 31, 2003?

A. Fixed income returns were driven primarily by coupon income during the six-month period ending March 31, 2003. 10-year Treasury note yields fluctuated in a 70 basis point range, ending higher at period end. In October, rates rose significantly as recovery expectations grew and equity prices rebounded. However, as geopolitical uncertainties turned into the reality of war at the end of first quarter 2003, rates moved downward. By March, rates reacted more to headline reports regarding the war than underlying fundamentals. At March 31, 2003, the 2-year note yielded 1.48%, down 20 basis points, helped by a 50 basis point Fed ease in November, and market sentiment seems biased for more ease in 2003. At quarter end, 10-year note and 30-year bond yields ended 20 and 15 basis points higher at 3.8% and 4.82%, respectively, on concerns of a growing deficit. Corporate bond spreads narrowed, as a healthy pace of new issuance met strong demand from investors looking to improve yields above low-yielding Treasuries. Corporate securities led all investment grade sector returns during the period. Mortgage-backed and asset-backed securities performed well versus duration-matched Treasuries, attributed primarily to their yield advantage.

Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. Performance benefited from good security selection in mortgage-backed security and corporate sectors. Tactical yield curve and sector positioning also contributed positively to performance. Underweight positions in higher beta sectors, such as telecom and utilities, detracted from total return, as these sectors bounced back strongly from poor performance in year 2002.

Q.  EXPLAIN YOUR OUTLOOK FOR THE BOND MARKET?

A. The unpredictability of war and its aftermath make any near term market outlook cloudy at best. Over the next quarter, we expect Treasuries to remain in a trading range (3.50% - 4.30% on 10-year notes) with more risk of breaking to the downside, due to weak fundamentals and a belief that the next Fed move will be to ease. Hopefully, an end to war will give rise to consumer and business confidence, but it is too early to tell. Currently, portfolio duration is neutral to the benchmark, however, we believe that the steepness of the yield curve offers opportunity to add value through owning intermediate maturity securities, which will benefit from rolling down the yield curve, and longer dated securities, which will outperform should the yield curve flatten. We also see opportunity in non-Treasury issues at the short end of the yield curve to benefit from their yield advantage over low-yielding Treasuries. We continue to seek value in cheap securities within all sectors based on our relative value judgments and fundamental research.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                  INCOME FUND                LB AGGREGATE
11/21/97          $10,000.00                 $10,000.00
3/98               10,290.76                  10,257.76
9/98               10,921.12                  10,941.19
3/99               10,904.80                  10,923.66
9/99               10,842.65                  10,901.15
3/00               11,048.41                  11,128.07
9/00               11,559.12                  11,663.20
3/01               12,394.92                  12,522.51
9/01               13,038.16                  13,173.92
3/02               12,999.98                  13,192.21
9/02               14,094.32                  14,306.41
3/03               14,509.14                  14,733.83


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
                     SIX      ONE    FIVE     SINCE
                   MONTHS    YEAR    YEAR   INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------
Income Fund         2.94%   11.58%   7.11%    7.19%      11/21/97
--------------------------------------------------------------------------------
LB Aggregate        2.99%   11.69%   7.51%    7.54%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing primarily in a variety of investment grade debt securities.


SECTOR ALLOCATION
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $278,664 (in thousands)

[PIE CHART OMITTED]

Mortgage Backed 24.2%
Corporate Notes 19.6%
Asset Backed & Other 15.7%
Short Term and Other 15.6%
Treasuries 12.6%
Federal Agencies 11.2%
Sovereign Bonds 1.1%



QUALITY RATINGS
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
         Moody's/S&P/                   Percentage of
         Fitch Rating+                  Market Value
--------------------------------------------------------------------------------
            Aaa/AAA                        76.96%
--------------------------------------------------------------------------------
            AA to A                        14.28%
--------------------------------------------------------------------------------
            Below A                         8.34%
--------------------------------------------------------------------------------
           NR/Other                         0.42%
--------------------------------------------------------------------------------




+ MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY
  RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   INCOME FUND
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 108.3%
--------------------------------------------------------------------------------

US TREASURIES -- 16.1%

United States Treasury Bonds
5.38%       02/15/31 ............ $2,029,000    $ 2,194,810
6.88%       08/15/25 ............  1,534,000      1,939,544(h)
7.25%       05/15/16 ............  2,905,000      3,734,494(h)
8.13%       08/15/19 - 08/15/21 .  4,806,000      6,724,496(h)
10.38%      11/15/09 ............  1,490,000      1,702,265(h)
10.63%      08/15/15 ............  1,045,000      1,690,601(h)
                                                 17,986,210
United States Treasury Notes
1.50%       02/28/05 ............  2,150,000      2,151,204(j)
1.63%       01/31/05 ............  6,335,000      6,356,475
3.00%       11/15/07 - 02/15/13 .  6,378,000      6,456,397   (j)
3.88%       02/15/13 ............    830,000        833,760(j)
6.00%       08/15/09 ............    230,000        266,789
6.50%       02/15/10 ............    160,000        190,890
7.00%       07/15/06 ............    690,000        795,756(h)
                                                 17,051,271

TOTAL U.S. TREASURIES
   (COST $33,843,834) ...........                35,037,481


FEDERAL AGENCIES -- 14.4%

Federal Home Loan Bank
2.50%       12/15/05 ............  4,190,000      4,240,490(j)

Federal Home Loan Mortgage Corp.
2.38%       04/15/06 ............  1,350,000      1,357,722(j)
2.85%       01/24/06 ............    918,000        921,287
4.50%       07/23/04 - 01/15/13 .  1,545,000      1,589,340(j)
5.00%       07/30/09 ............    760,000        787,428
5.25%       01/15/06 ............  2,505,000      2,719,754(j)
6.63%       09/15/09 ............    520,000        611,645
                                                  7,987,176
Federal National Mortgage Assoc.
3.25%       01/15/08 ............    705,000        712,988(j)
4.00%       11/17/06 ............    715,000        725,732(h)
5.00%       01/20/04 - 01/15/07 .  7,865,000      8,245,443(h)
5.25%       08/14/03 - 08/01/12 .  4,493,000      4,654,807
7.13%       01/15/30 ............  2,068,000      2,577,555(h)
                                                 16,916,525

TOTAL FEDERAL AGENCIES
   (COST $30,059,277) ...........                29,144,191


AGENCY MORTGAGE BACKED -- 31.4%

Fannie Mae Whole Loan
6.28%       04/25/33 ............  9,800,000      1,241,063
Federal Home Loan Mortgage Corp.
6.00%       02/01/29 - 05/01/31 .    694,874        719,578


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
6.50%       01/01/27 - 07/01/30 . $  108,913   $    113,530
7.00%       10/01/16 - 09/01/32 .    327,303        345,292
7.50%       09/01/12 - 03/01/32 .    310,850        330,949
8.00%       11/01/30 ............    213,039        230,860
8.50%       02/01/30 - 05/01/30 .    421,716        450,707
                                                  2,190,916
Federal National Mortgage Assoc.
5.50%       04/01/03 - 01/01/16 .  2,320,583      2,414,254(i)
6.00%       02/01/14 - 02/01/33 .    699,285        727,471
6.20%       03/25/33 ............  2,000,000        329,860
6.50%       06/01/17 - 02/01/33 .  1,159,346      1,224,057
7.00%       06/01/13 - 02/01/33 .  3,903,063      4,122,957(h)
7.50%       08/01/13 - 02/01/33 .  6,521,101      6,945,021(h)
8.00%       12/01/12 - 01/01/33 .  1,605,680      1,732,464
8.50%       05/01/31 - 08/01/31 .    415,163        443,301
9.00%       06/01/09 - 12/01/22 .    221,779        244,799
                                                 17,854,324
Federal National Mortgage Assoc.
4.50%       TBA .................  4,705,000      4,763,813(c)
5.00%       TBA .................  3,470,000      3,563,256(c)
5.50%       TBA .................  2,550,000      2,603,392(c)
6.50%       TBA ................. 30,477,000     31,955,507(c)
                                                 42,885,968
Government National Mortgage Assoc.
6.50%       03/15/24 - 04/15/32 .    616,932        649,805
7.00%       03/15/12 - 04/15/29 .    561,610        598,984
7.50%       10/15/22 - 09/15/31 .  2,596,73       2,782,579
8.00%       05/15/30 - 09/15/30 .     71,304         77,046
8.50%       10/15/17 ............     82,264         91,064
9.00%       11/15/16 - 12/15/21 .    316,704        353,977
                                                  4,553,455

TOTAL AGENCY MORTGAGE BACKED
   (COST $67,096,491) ...........                69,055,586


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.6%

Federal Home Loan Mortgage Corp.
5.00%       07/15/14 ............  1,166,157        118,073(g)
6.00%       09/15/23 ............    189,560        200,183
6.25%       01/15/23 ............    108,511        112,188
7.50%       07/15/08 - 01/15/16 .    282,667        195,607(g)
8.00%       02/01/23 - 07/01/24 .     98,790         16,222(g)
17.68%      05/15/31 ............    158,000        190,441(i)
                                                    832,714

Federal Home Loan Mortgage
   Corp. (Class H)
6.00%       12/15/08 ............    285,000        297,787(h)

Federal Home Loan Mortgage
   Corp. (Class J)
6.50%       10/15/22 ............    215,000        223,268

Federal Home Loan Mortgage
   STRIPS
4.32%       08/01/27 ............     23,302         21,439(d,f)

Federal National Mortgage Assoc.
6.36%       08/25/16 ............    855,000        105,246(g,i)
12.46%      12/25/17 ............  1,229,484      1,358,989(i)
16.07%      03/25/17 ............    667,047        764,931(i)
                                                  2,229,166


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Federal National Mortgage
   Assoc. (Class A)
7.50%       11/25/31 ............ $  545,198   $    597,844

Federal National Mortgage
   Assoc. (Class H)
6.50%       01/25/23 ............    446,311        448,734

Federal National Mortgage
   Assoc. REMIC
5.00%       05/25/12 ............    877,321        900,077

Federal National Mortgage
   Assoc. REMIC (Class J)
80.91%      03/25/22 ............        221          3,917(g)

Federal National Mortgage
   Assoc. REMIC (Class K)
8.00%       05/25/22 ............        134          3,108(g)

Federal National Mortgage
   Assoc. STRIPS
7.50%       11/01/23 - 01/01/24 .    706,178        114,157(g)
8.00%       08/01/23 - 07/01/24 .    206,686         35,124(g)
                                                    149,281

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $6,007,521) ............                 5,707,335


ASSET BACKED -- 12.2%

AESOP Funding II LLC (Class A)
3.85%       02/15/06 ............    312,000        321,945(b)
Bank One Issuance Trust (Class A)
1.39%       02/15/06 ............  1,350,000      1,349,919(i)
Bank One Issuance Trust (Class C)
3.76%       08/15/08 ............    323,000        327,402
Capital Auto Receivables Asset
   Trust (Class A)
1.32%       10/15/03 ............  5,000,000      4,998,499(i,m)
Capital Auto Receivables Asset
   Trust (Class A)
1.37%       11/15/04 ............    265,000        265,139(i)
CDC Mortgage Capital
   Trust (Class A)
1.80%       07/25/05 ............    476,739        478,102(i,m)
Chase Funding Loan
   Acquisition Trust
5.39%       05/25/28 ............    311,000        321,678
Citibank Cr Card Issuance Tr
4.45%       04/07/10 ............    252,000        251,627
Citibank Credit Card Issuance Trust
1.30%       09/15/05 ............    600,000        599,999(i)
Citibank Credit Card Issuance Trust
2.42%       04/07/08 ............    500,000        500,900(i)
4.10%       12/07/06 ............    503,000        523,059
Citibank Credit Card Issuance
   Trust (Class A)
2.70%       01/15/08 ............    410,000        414,770
6.90%       10/15/07 ............    185,000        206,219


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Citibank Credit Card Issuance
   Trust (Class B)
1.62%       03/07/06 ............ $1,012,000  $   1,011,179(i)
Citibank Credit Card Master
   Trust I (Class A)
5.88%       03/10/11 ............    167,000        186,135
Conseco Private Label Credit Card
   Master Note Trust (Class A)
1.56%       05/15/04 ............     60,560         58,049(i)
Countrywide Asset-Backed
   Certificates
1.55%       10/25/03 ............    127,207        127,294(i)
1.57%       12/25/04 ............    299,404        298,591(i)
Countrywide Home Equity
   Loan Trust (Class A)
1.51%       08/15/05 ............    505,365        504,731(i)
Discover Card Master
   Trust I (Class A)
5.30%       11/16/06 ............    673,000        701,276
Equity One ABS Inc.
5.03%       10/25/32 ............    213,000        220,689
First USA Credit Card Master
   Trust (Class A)
1.42%       03/20/06 ............  1,400,000      1,403,593(i)
Fleet Credit Card Master Trust II
   (Class A)
1.42%       10/15/07 ............  2,200,000      2,201,689(i)
2.40%       07/15/08 ............    199,000        199,871
Ford Credit Auto Owner Trust
   (Class B)
4.79%       11/15/06 ............    312,000        326,762
Green Tree Financial Corp.
   (Class A)
6.90%       04/15/18 ............     16,813         17,276
Household Automotive Trust
   (Class A)
1.58%       09/17/05 ............    500,000        501,362(i)
Household Private Label
   Credit Card Master Note
   Trust I (Class A)
1.42%       08/15/04 ............     91,000         91,046(i)
MBNA Credit Card Master Note
   Trust (Class C)
4.05%       01/15/08 ............    156,000        158,450
MBNA Master Credit Card
   Trust USA (Class A)
1.51%       07/15/05 ............    250,000        250,524(i,m)
1.54%       03/15/06 ............    700,000        704,259(i)
Mellon Bank Premium
   Finance Loan Master
   Trust (Class A)
1.44%       06/15/04 ............  1,000,000      1,000,297(i)
Nissan Auto Receivables Owner
   Trust (Class A)
2.61%       07/15/08 ............    288,000        288,990
Providian Gateway Master
   Trust (Class A)
1.50%       09/15/03 ............    900,000        899,937(i)




---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
PSE&G Transition Funding LLC
   (Class A)
6.61%       06/15/15 ............  $ 241,000   $    278,761
Residential Asset Mortgage Products
   Inc. (Class A)
1.44%       06/25/03 ............    266,392        266,388(i)
Residential Asset Securities
   Corp. (Class A)
1.56%       06/30/27 ............    267,524        266,781(i)
1.58%       05/31/27 ............  2,402,015      2,397,798(i)
2.66%       10/25/28 ............    162,000        161,965
Residential Funding Mortgage
   Securities II (Class A)
1.45%       05/25/03 ............     14,908         14,908(i)
Saxon Asset Securities
   Trust (Class A)
1.71%       04/25/05 ............    425,069        425,473(i)
Superior Wholesale Inventory
   Financing Trust
1.37%       03/15/04 ............  1,000,000      1,000,157(i)
West Penn Funding LLC Transition
   Bonds (Class A)
6.81%       09/25/08 ............     87,000         95,469

TOTAL ASSET BACKED
   (COST $26,480,487) ...........                26,618,958


CORPORATE NOTES -- 25.2%

Abbott Laboratories
5.13%       07/01/04 ............    612,000        639,622
Aetna Inc.
6.97%       08/15/36 ............     87,000         95,891
Alabama Power Co.
5.60%       03/15/33 ............    175,000        171,078
Albertson's Inc.
8.00%       05/01/31 ............    125,000        146,905
Allstate Financial
   Global Funding
5.25%       02/01/07 ............    365,000        390,079(b)
Anadarko Petroleum Corp.
5.00%       10/01/12 ............    180,000        183,836
Anheuser-Busch Cos. Inc.
6.50%       02/01/43 ............    535,000        598,567
Appalachian Power Co.
4.80%       06/15/05 ............    230,000        237,782
Ashland Inc.
6.63%       02/15/08 ............    155,000        158,151
AT&T Corp.
7.80%       11/15/11 ............    320,000        342,323
Autozone Inc.
5.88%       10/15/12 ............    305,000        318,709
Bank of America Corp.
3.88%       01/15/08 ............    295,000        302,219
7.40%       01/15/11 ............    385,000        457,664
Bank One Corp.
6.50%       02/01/06 ............    850,000        942,638
Baxter International Inc.
4.63%       03/15/15 ............    250,000        242,288(b)


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BB&T Corp.
4.75%       10/01/12 ............  $ 115,000   $    116,589
BCI US Funding Trust
8.01%       07/15/08 ............    129,000        142,473(b,i,n)
British Telecommunications PLC.
8.38%       12/15/10 ............    170,000        207,283
Burlington Northern
   Santa Fe Corp.
6.53%       07/15/37 ............    310,000        321,376
Burlington Resources
   Finance Co.
7.20%       08/15/31 ............    235,000        271,497
Campbell Soup Co.
5.50%       03/15/07 ............    230,000        250,253
Cargill Inc.
6.38%       06/01/12 ............    305,000        342,169(b)
Cendant Corp.
6.25%       01/15/08 ............    345,000        355,200
Centerior Energy Corp. (Series B)
7.67%       07/01/04 ............    146,000        153,617
Cincinnati Gas & Electric
6.90%       06/01/25 ............    170,000        190,003
Citigroup Inc.
5.70%       02/06/04 ............    663,000        687,398
7.25%       10/01/10 ............    546,000        641,100
City National Corp.
5.13%       02/15/13 ............    195,000        196,580(b)
Coca-Cola Enterprises Inc.
6.70%       10/15/36 ............    254,000        282,022
Comcast Corp.
5.85%       01/15/10 ............    740,000        767,830
ConAgra Foods Inc.
7.00%       10/01/28 ............    155,000        172,117
7.13%       10/01/26 ............    265,000        300,357
Conoco Inc.
5.90%       04/15/04 ............  1,152,000      1,203,589
6.95%       04/15/29 ............    150,000        168,916
Consolidated Edison Co.
   of New York
5.63%       07/01/12 ............    170,000        183,405
Countrywide Home Loans Inc.
4.25%       12/19/07 ............    305,000        311,706
5.63%       05/15/07 ............    265,000        284,996
COX Communications Inc.
7.13%       10/01/12 ............    230,000        261,584
CSX Corp.
7.25%       05/01/04 ............    100,000        105,483
Dominion Resources Inc.
   (Series A)
2.80%       02/15/05 ............    185,000        185,713
Dominion Resources Inc.
   (Series B)
4.13%       02/15/08 ............    185,000        186,528
Duke Energy Corp.
4.50%       04/01/10 ............    150,000        150,856
5.38%       01/01/09 ............     91,000         94,536
Entergy Gulf States Inc.
6.00%       12/01/07 ............    230,000        242,394

---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
EOP Operating LP
7.00%       07/15/11 ............ $  155,000   $    173,366
7.75%       11/15/07 ............    220,000        253,124
Equitable Resources Inc.
5.15%       11/15/12 ............    235,000        243,599(b)
ERP Operating LP
6.63%       03/15/12 ............    475,000        525,857
European Investment Bank
4.63%       03/01/07 ............    365,000        391,698
Fidelity National Financial Inc.
5.25%       03/15/13 ............    250,000        244,889
Ford Motor Co.
7.45%       07/16/31 ............    870,000        666,036
Ford Motor Credit Co.
7.38%       10/28/09 ............    410,000        383,398
7.50%       03/15/05 ............    340,000        343,400
7.60%       08/01/05 ............     54,000         54,473
FPL Group Capital Inc.
7.38%       06/01/09 ............    443,000        515,875
Fred Meyer Inc Holding Co.
7.38%       03/01/05 ............    160,000        173,500
General Mills Inc.
3.88%       11/30/07 ............    265,000        269,389
5.13%       02/15/07 ............    380,000        406,913
General Motors Acceptance Corp.
2.09%       01/20/04 ............  1,000,000        994,726(i,m)
4.15%       02/07/05 ............    310,000        310,907
5.75%       11/10/03 ............    314,000        320,111
6.13%       09/15/06 ............    279,000        285,854
6.88%       09/15/11 - 08/28/12 .    630,000        620,757
7.25%       03/02/11 ............     47,000         47,420
Georgia Power Co.
4.88%       07/15/07 ............    305,000        323,598
Golden West Financial Corp.
4.75%       10/01/12 ............    230,000        234,957
Goldman Sachs Group Inc.
4.13%       01/15/08 ............    155,000        159,188
5.25%       04/01/13 ............    255,000        259,184
6.60%       01/15/12 ............    220,000        246,110
HJ Heinz Finance Co.
6.50%       03/15/12 ............    150,000        164,127(b)
7.25%       03/15/32 ............    155,000        174,583
Household Finance Corp.
2.76%       12/17/04 ............    200,000        202,855(i)
3.38%       02/21/06 ............    140,000        141,282
6.38%       11/27/12 ............    385,000        422,983
6.50%       01/24/06 ............    235,000        256,501
HSBC Capital Funding LP
9.55%       12/31/49 ............     64,000         80,412(i,n)
Hudson United Bank
7.00%       05/15/12 ............    395,000        440,953
Hydro Quebec
8.00%       02/01/13 ............    185,000        237,015
8.25%       04/15/26 ............     95,000        127,546
International Business
   Machines Corp.
1.44%       09/10/04 ............    500,000        500,385(i)
International Paper Co.
6.88%       04/15/29 ............    230,000        244,736


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
John Deere Capital Corp.
4.13%       07/15/05 ............ $  310,000   $    323,901
John Hancock Global Funding II
5.63%       06/27/06 ............    347,000        376,293
Kellogg Co. (Series B)
6.60%       04/01/11 ............    110,000        125,780
7.45%       04/01/31 ............    503,000        610,190
Keycorp
4.63%       05/16/05 ............    535,000        561,131
KFW International Finance
4.75%       01/24/07 ............    645,000        692,928
Kinder Morgan Inc.
6.50%       09/01/12 ............    235,000        255,308(b)
Kroger Co.
8.00%       09/15/29 ............    230,000        270,423
Lehman Brothers Holdings Inc.
5.88%       11/15/17 ............    235,000        246,921
Lockheed Martin Corp.
8.50%       12/01/29 ............    230,000        300,837
Loral Corp.
8.38%       06/15/24 ............    230,000        287,352
Marathon Oil Corp.
6.80%       03/15/32 ............    320,000        329,566
Masco Corp.
5.88%       07/15/12 ............    305,000        324,166
6.75%       03/15/06 ............    255,000        280,402
Merrill Lynch & Co. Inc.
1.58%       01/14/05 ............  2,000,000      2,000,490(i,m)
Metropolitan Life Global
   Funding I
4.75%       06/20/07 ............    270,000        285,938
Murphy Oil Corp.
7.05%       05/01/29 ............    190,000        211,064
National Rural Utilities Cooperative
   Finance Corp.
6.00%       05/15/06 ............    721,000        790,213
NB Capital Trust IV
8.25%       04/15/27 ............    229,000        268,411
Newell Rubbermaid Inc.
4.63%       12/15/09 ............    195,000        199,499
Nisource Finance Corp.
7.88%       11/15/10 ............    310,000        359,093
Nordic Investment Bank
2.75%       01/11/06 ............    385,000        391,579
Norfolk Southern Corp.
6.00%       04/30/08 ............    225,000        247,833
North Fork Bancorp. Inc.
5.88%       08/15/12 ............    185,000        199,871
Northern Natural Gas Co.
5.38%       10/31/12 ............    155,000        160,326(b)
Occidental Petroleum Corp.
8.45%       02/15/29 ............    230,000        298,854
Ocean Energy Inc.
4.38%       10/01/07 ............    230,000        238,447
Ohio Power Co. (Series E)
6.60%       02/15/33 ............     95,000        100,297(b)
Oncor Electric Delivery Co.
7.25%       01/15/33 ............     90,000        101,577(b)
Pall Corp.
6.00%       08/01/12 ............    235,000        251,065(b)


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Pemex Finance Ltd.
9.03%       02/15/11 ............  $ 398,000   $    464,832
Pepsi Bottling Holdings Inc.
5.38%       02/17/04 ............    183,000        189,342(b)
Petroleos Mexicanos
9.50%       09/15/27 ............    592,000        674,880
Potash Corp.of Saskatchewan
7.75%       05/31/11 ............    155,000        184,771
PP&L Capital Funding Inc.
7.75%       04/15/05 ............    105,000        113,261
Praxair Inc.
6.63%       10/15/07 ............     80,000         90,170
Principal Life Global Funding I
5.25%       01/15/13 ............    235,000        239,119
Procter & Gamble - ESOP
   (Series A)
9.36%       01/01/21 ............    150,000        210,298
Procter & Gamble Co.
4.75%       06/15/07 ............    455,000        489,089
Progress Energy Inc.
5.85%       10/30/08 ............    230,000        246,372
6.55%       03/01/04 ............    206,000        213,874
7.75%       03/01/31 ............    210,000        243,970
PSI Energy Inc.
6.65%       06/15/06 ............    190,000        207,234
Public Service Co. of Colorado
4.88%       03/01/13 ............    165,000        166,618(b)
7.88%       10/01/12 ............     85,000        104,249(b)
Public Service Electric & Gas
5.00%       01/01/13 ............    230,000        237,933
Quest Diagnostics
6.75%       07/12/06 ............    155,000        169,475
Raytheon Co.
6.75%       08/15/07 ............     91,000        100,803
Royal Bank of Scotland Group PLC.
7.65%       08/31/49 ............     78,000         92,206(i)
8.82%       03/31/49 ............    649,000        725,246
Royal Bank of Scotland Group PLC.
   ADR.
9.12%       03/31/49 ............    247,000        307,667
Safeco Corp.
4.20%       02/01/08 ............     95,000         95,973
Safeway Inc.
6.15%       03/01/06 ............    553,000        599,020
Sara Lee Corp.
6.13%       11/01/32 ............     80,000         83,216
SC Johnson & Son Inc.
5.75%       02/15/33 ............    160,000        156,195(b)
The E.W.Scripps Co.
5.75%       07/15/12 ............    230,000        252,179
Shurgard Storage Centers Inc.
5.88%       03/15/13 ............    145,000        146,151
Simon Property Group LP
6.75%       07/15/04 ............    245,000        257,642
Southtrust Bank N.A.
7.00%       11/15/08 ............    115,000        133,485
Sprint Capital Corp.
6.00%       01/15/07 ............    293,000        294,465
6.13%       11/15/08 ............    120,000        119,100


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Synovus Financial Corp.
4.88%       02/15/13 ............  $ 155,000   $    157,494(b)
Tenet Healthcare Corp.
5.38%       11/15/06 ............    340,000        333,200
7.38%       02/01/13 ............    155,000        155,000
The Bear Stearns Cos. Inc.
5.70%       01/15/07 ............    155,000        169,259
The Progressive Corp.
6.25%       12/01/32 ............    175,000        182,564
Travelers Property Casualty Corp.
6.38%       03/15/33 ............    250,000        250,564(b)
Turner Broadcasting System Inc.
8.38%       07/01/13 ............    492,000        563,384
Tyson Foods Inc.
6.63%       10/01/04 ............    155,000        160,364
8.25%       10/01/11 ............    230,000        262,110
UBS Preferred Funding Trust I
8.62%       10/29/49 ............    146,000        178,481(i)
Unilever Capital Corp.
5.90%       11/15/32 ............    395,000        408,072
Union Carbide Corp.
6.79%       06/01/25 ............    123,000        124,824
Union Pacific Corp.
5.75%       10/15/07 ............    265,000        289,399
5.84%       05/25/04 ............    242,000        252,557
6.79%       11/09/07 ............    160,000        181,217
7.38%       09/15/09 ............    215,000        253,171
Union Planters Bank N.A.
5.13%       06/15/07 ............    310,000        330,949
United Dominion Realty Trust Inc.
6.50%       06/15/09 ............    225,000        243,326
UnitedHealth Group Inc.
4.88%       04/01/13 ............    335,000        340,456
Univision Communications Inc.
7.85%       07/15/11 ............    170,000        191,831
USA Interactive
7.00%       01/15/13 ............    205,000        218,398
Valero Energy Corp.
6.88%       04/15/12 ............     85,000         92,608
Verizon Florida Inc. (Series F)
6.13%       01/15/13 ............    230,000        253,202
Verizon Global Funding Corp.
7.75%       12/01/30 ............    905,000      1,100,781
Verizon Pennsylvania (Series A)
5.65%       11/15/11 ............    146,000        155,848
Viacom Inc.
7.75%       06/01/05 ............    244,000        272,561
Vodafone Group PLC.
6.25%       11/30/32 ............    195,000        200,664
Wachovia Corp.
4.95%       11/01/06 ............    274,000        294,674
Walt Disney Co.
5.38%       06/01/07 ............    230,000        242,772
Washington Mutual Bank FA
5.50%       01/15/13 ............    235,000        246,390
Washington Mutual Inc.
5.63%       01/15/07 ............    305,000        332,018
Webster Bank
5.88%       01/15/13 ............    230,000        238,216(b)
Wells Fargo & Co.
5.25%       12/01/07 ............    385,000        418,133

---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Wendy's International Inc.
6.20%       06/15/14 ............ $  385,000   $    428,818
Weyerhaeuser Co.
5.50%       03/15/05 ............    385,000        405,495
6.13%       03/15/07 ............    150,000        162,601
Wisconsin Energy Corp.
5.88%       04/01/06 ............    230,000        248,665
Wyeth
5.88%       03/15/04 ............    251,000        259,997

TOTAL CORPORATE NOTES
   (COST $51,971,130) ...........                54,745,682


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.9%

Bear Stearns Commercial
   Mortgage Securities
4.83%       08/15/38 ............    154,000        156,855
Bear Stearns Commercial Mortgage
   Securities (Class A)
5.06%       11/15/16 ............    150,343        158,772
6.48%       02/15/35 ............     66,000         74,642
Bear Stearns Commercial Mortgage
   Securities (Class B)
6.20%       02/14/31 ............     34,000         37,767
Chase Commercial Mortgage
   Securities Corp. (Class A)
6.03%       11/18/30 ............    165,214        177,797
Citicorp Mortgage Securities Inc.
   (Class B)
6.13%       08/25/32 ............    316,553        325,059(i)
CS First Boston Mortgage Securities
   Corp. (Class A)
5.11%       09/15/34 ............     99,000        105,519
6.13%       04/15/37 ............    100,000        110,855
DLJ Commercial Mortgage Corp.
6.24%       11/12/31 ............    442,000        494,309
First Horizon Asset Securities Inc.
   (Class B)
6.25%       09/25/32 ............    208,772        221,103
First Union-Lehman Brothers-Bank
   of America (Class A)
6.56%       11/18/35 ............    289,000        326,623
GMAC Commercial Mortgage
   Securities Inc. (Class A)
6.42%       05/15/35 ............  1,252,000      1,409,477
Impac CMB Trust
1.59%       06/25/04 ............    625,424        624,137(i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
6.47%       11/15/35 ............    128,000        144,671
LB-UBS Commercial Mortgage Trust
3.72%       03/15/34 ............  1,273,000         40,566(b,d,i)
6.23%       03/15/26 ............     75,000         83,755
LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%       12/15/30 ............    175,000        194,427


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%       07/14/16 ............ $   65,000   $     73,072(b)
Master Asset Securitization Trust
6.31%       09/25/32 ............    163,985        170,686(i)
Morgan Stanley Capital I (Class A)
7.11%       04/15/33 ............    245,000        284,000
Morgan Stanley Capital I (Class D)
6.59%       07/15/30 ............    155,000        178,525(i)
Morgan Stanley Dean Witter
   Capital I
3.71%       10/15/35 ............  2,139,000         72,781(b,d,i)
4.00%       04/15/34 ............  1,373,000         50,498(b,d,i)
Morgan Stanley Dean Witter
   Capital I (Class A)
5.72%       12/18/32 ............    551,000        600,848
6.39%       10/15/35 ............    320,000        360,175
6.54%       02/01/31 ............    440,000        494,405
Morgan Stanley Dean Witter
   Capital I
   (Class B)
6.55%       07/15/33 ............     56,000         63,353
Morgan Stanley Dean Witter
   Capital I (Class X)
1.58%       02/01/31 ............  1,671,561         98,549(b,i)
Residential Asset Securitization Trust
1.03%       08/25/30 ............    501,332          5,013(g,i)
Salomon Brothers Mortgage
   Securities VII
7.00%       07/25/24 ............    630,348        598,541(i)
Wachovia Bank Commercial
   Mortgage Trust
1.80%       08/15/05 ............    140,000        140,027(b,i)
2.18%       08/15/05 ............    100,000        100,000(b,i)
Wachovia Bank Commercial
   Mortgage Trust (Class B)
1.70%       07/15/05 ............    180,000        180,033(b,i)
Washington Mutual (Class B)
6.50%       12/25/31 ............    197,237        207,777

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS -
   (COST $7,763,198) ............                 8,364,617

SOVEREIGN BONDS -- 1.4%
Canadian Government Bond
5.25%       11/05/08 ............    305,000        339,161
Finland Government
   International Bond
4.75%       03/06/07 ............    430,000        464,222
Italy Government
   International Bond
4.38%       10/25/06 ............    227,000        240,907
4.63%       06/15/05 ............    515,000        545,848
Mexico Government
   International Bond
8.13%       12/30/19 ............    435,000        461,753

---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Ontario Electricity
   Financial Corp.
7.45%       03/31/13 ............ $  985,000   $  1,235,064
Province of British
   Columbia/Canada
4.63%       10/03/06 ............    238,000        254,410
Province of Manitoba
4.25%       11/20/06 ............    379,000        401,146
Province of New Brunswick
3.50%       10/23/07 ............    230,000        235,002
Province of Ontario
3.50%       09/17/07 ............    235,000        240,402
5.13%       07/17/12 ............     40,000         42,919
Province of Quebec
5.00%       07/17/09 ............  1,090,000      1,167,842
7.50%       09/15/29 ............    221,000        279,390
Province of Saskatchewan/Canada
7.38%       07/15/13 ............    155,000        193,852
8.00%       02/01/13 ............     95,000        123,390
Region of Lombardy
5.80%       10/25/32 ............    225,000        237,734

TOTAL SOVEREIGN BONDS
   (COST $5,495,050) ............                 6,463,042


TOTAL INVESTMENTS IN SECURITIES
   (COST $228,716,988) ..........               235,136,892



                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 20.0%
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 0.5%

HBOS PLC.
1.27%       05/14/03              $1,000,000 $    1,000,000


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund    42,527,179     42,527,179(l,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $43,527,179)                            43,527,179


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (28.3)%                                  (61,520,071)
                                               ------------

NET ASSETS-- 100%                              $217,144,000
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Income Fund had the following short futures contracts open at March 31, 2003:

                                NUMBER    CURRENT
                  EXPIRATION      OF     NOTIONAL   UNREALIZED
DESCRIPTION          DATE      CONTRACTS   VALUE   DEPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury
   Notes - 10 Yrs. June 2003       8 $   (919,000)  $(10,875)
U.S. Treasury
   Notes - 5 Yrs.  June 2003      18   (2,043,000)     6,828
                                                    --------
                                                    $(4,047)
                                                    ========


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------


Q&A

Q. HOW DID THE GE INSTITUTIONAL STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2003?

A. The GE Institutional Strategic Investment Fund returned 2.90% for the six-month period ended March 31, 2003. During the same period, the Fund's broad-based benchmarks, the S&P 500 Composite Price Index, returned 5.04% and the Lehman Brothers Aggregate Bond index returned 2.99%. The Fund's Lipper peer group of 319 Flexible funds, returned 2.65%.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The U.S. equity portion of the Fund held stocks that meet our criteria of high quality, industry leading, growth companies with exceptional management teams. Despite weakened consumer confidence, the Consumer Discretionary sector contributed most positively to our overall return in the quarter. Our holdings in the sector were up 6% versus the benchmark, which was down 1%. Our long term holding in Comcast (+22%) helped our return, as the integration of the recently acquired ATT Broadband properties has proceeded better than expected. Other positive contributors to the sector included Liberty Media (+9%) and Catalina Marketing (+4%). We continue to hold Home Depot (+2% for the quarter), despite their negative earnings guidance on January 2nd. We visited with company management, and came away convinced that the valuation of the stock did not reflect the longer term prospects for the company. In Telecommunication Services our performance was slightly positive against the sector return of -14%. This was driven by our holding of the wireless carrier Vodafone, which was up 1%. The two sectors that hurt our performance the most were Information Technology and Healthcare. In Information Technology our holdings were down 6% versus the sector return that was virtually flat. Our worst performer in the sector was Intuit (-21%) who brought guidance down in the quarter due to broad economic concerns. In Healthcare our holdings were down 2% against a positive sector return of 1%. In the group, Apogent Technologies (-30%) disappointed the market with reduced guidance and weak internal growth. Bristol-Myers Squibb (-9%) underperformed as well.

    The fixed income portion of the Fund benefited from good security selection in mortgage-backed security and corporate sectors. Tactical yield curve and sector positioning also contributed positively to performance. Underweight positions in higher beta sectors, such as telecom and utilities, detracted from total return, as these sectors bounced back strongly from poor performance in year 2002. Fixed income returns were driven primarily by coupon income during the six-month period ending March 31, 2003. 10-year Treasury note yields fluctuated in a 70 basis point range, ending higher at period end. In October, rates rose significantly as recovery expectations grew and equity prices rebounded. However, as geopolitical uncertainties turned into the reality of war at the end of first quarter 2003, rates moved downward. By March, rates reacted more to headline reports regarding the war than underlying fundamentals. At March 31, 2003, the 2-year note yielded 1.48%, down 20 basis points, helped by a 50 basis point Fed ease in November, and market sentiment seems biased for more ease in 2003. At quarter end, 10-year note and 30-year bond yields ended 20 and 15 basis points higher at 3.8% and 4.82%, respectively, on concerns of a growing deficit. Corporate bond spreads narrowed, as a healthy pace of new issuance met strong demand from investors looking to improve yields above low-yielding Treasuries. Corporate securities led all investment grade sector returns during the period. Mortgage-backed and asset-backed securities performed well versus duration-matched Treasuries, attributed primarily to their yield advantage.

    International equity markets rallied in October and November of 2002, but the combination of a weak global economy, impending war with Iraq, and, more recently, a pneumonic virus outbreak in Asia conspired to push markets lower. Stock market valuations in the U.K. and Europe are as favorable to local bonds as they have been in over 40 years. Utilities performed poorly during the period, as did industrials and consumer discretionary stocks. The telecommunications sector was the strongest performer in the index and our underweight position made a negative contribution. However, positive contributions came from holdings in financials, energy, and healthcare stocks. In the portfolio the following performed poorly: utility Suez (France), on cash flow sustainability concerns; industrials Brambles (U.K. - business services) on competitive issues and BAE Systems (U.K. - aerospace and defense) on cost overruns; consumer discretionary stocks Sega (Japan - consumer electronics) on product concerns and Porsche (Germany autos) on inventory worries. Telecommunication companies Vodafone (U.K.) and Telefonica (Spain) were the two top performers, followed by banks BNP Paribas (France) and Banco Intesa (Italy) and stocks in materials, healthcare and energy.

                                                       STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

               Strategic Investment Fund       S&P 500          LB Aggregate      Composite
10/29/99       $10,000.00                      $10,000.00       $10,000.00        $10,000.00
12/99           10,651.90                       10,804.23         9,951.09         10,459.84
3/00            11,013.66                       11,069.14        10,170.64         10,718.75
6/00            11,013.66                       10,755.20        10,347.84         10,609.98
9/00            11,023.71                       10,647.30        10,659.73         10,680.21
12/00           11,197.13                        9,812.03        11,108.01         10,350.72
3/01            10,602.69                        8,650.25        11,445.10          9,731.39
6/01            10,797.23                        9,156.01        11,509.70         10,100.09
9/01            10,094.71                        7,808.89        12,040.47          9,365.46
12/01           10,859.07                        8,643.22        12,045.92          9,964.85
3/02            10,880.97                        8,668.03        12,057.19          9,990.84
6/02            10,224.17                        7,506.26        12,502.66          9,313.79
9/02             9,304.65                        6,208.85        13,075.52          8,488.41
12/02            9,775.78                        6,732.91        13,281.23          8,986.19
3/03             9,574.91                        6,522.01        13,466.17          8,866.94

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
                            SIX        ONE        SINCE
                          MONTHS      YEAR     INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------
Strategic Investment Fund  2.90%     -12.00%     -1.26%      10/29/99
--------------------------------------------------------------------------------
S&P 500                    5.04%     -24.76%    -11.76%
--------------------------------------------------------------------------------
LB Aggregate               2.99%      11.69%      9.10%
--------------------------------------------------------------------------------
Composite+                 4.46%     -11.25%     -3.46%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.


REGIONAL ALLOCATION
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $41,078 (in thousands)

[PIE CHART OMITTED]

Domestic Equity 50.1%
Bonds and Notes 26.3%
Foreign Equity 15.2%
Short Term 8.4%



TEN LARGEST HOLDINGS
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
   Federal National Mortgage
      Assoc. 6.50%, 11/01/31                           3.25%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      3.02%
--------------------------------------------------------------------------------
   First Data Corp.                                    2.97%
--------------------------------------------------------------------------------
   Liberty Media Corp. (Series A)                      2.35%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         2.16%
--------------------------------------------------------------------------------
   Federal National Mortgage Assoc.                    2.12%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                2.01%
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage
      Corp. 7.00%, 08/01/23                            2.01%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   1.93%
--------------------------------------------------------------------------------
   Federal National Mortgage
      Assoc. TBA  5.00%, 12/31/99                      1.87%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
+ THE COMPOSITE INDEX RETURN IS A BLENDED RETURN COMPRISED OF 60% S&P 500 INDEX
  AND 40% LB AGGREGATE BOND INDEX.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                       STRATEGIC INVESTMENT FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 50.7%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 8.2%

Carnival Corp. ...................    20,494    $   494,110
Catalina Marketing Corp. .........    15,308        294,373(a)
Comcast Corp. (Class A Special) ..    25,808        709,462(a)
eBay Inc. ........................     1,012         86,314(a)
Home Depot Inc. ..................    18,470        449,929
Liberty Media Corp. (Series A) ...    99,184        965,060(a)
Omnicom Group ....................     1,328         71,938
Target Corp. .....................     2,783         81,431
Viacom Inc. (Class B) ............     5,020        183,330(a)
                                                  3,335,947

CONSUMER - STAPLES -- 2.0%

Altria Group Inc. ................     4,364        130,745
Colgate-Palmolive Co. ............     2,148        116,937
PepsiCo. Inc. ....................     8,111        324,440
The Gillette Co. .................     7,274        225,058
                                                    797,180

ENERGY -- 3.1%

Anadarko Petroleum Corp. .........     5,946        270,543
Baker Hughes Inc. ................     7,970        238,542
Exxon Mobil Corp. ................     8,198        286,520
Nabors Industries Ltd. ...........     5,250        209,318(a)
Schlumberger Ltd. ................     6,389        242,846
                                                  1,247,769

FINANCIAL -- 10.6%

AFLAC Inc. .......................     4,807        154,064
American Express Co. .............     8,594        285,579
American International Group .....    10,833        535,692
Bank One Corp. ...................     6,325        218,972
Berkshire Hathaway Inc. (Class B)        156        333,372(a)
Citigroup Inc. ...................    36,007      1,240,441
Federal National Mortgage
   Association ...................    13,324        870,723
Marsh & McLennan Cos. Inc. .......     9,235        393,688
State Street Corp. ...............     8,856        280,115(e)
                                                  4,312,646

HEALTHCARE -- 12.2%

Abbott Laboratories ..............    10,627        399,682
Apogent Technologies Inc. ........    12,777        186,289(a)
Bristol-Myers Squibb Co. .........     2,529         53,438
Cardinal Health Inc. .............    14,485        825,211
DENTSPLY International Inc. ......     6,958        242,069
IMS Health Inc. ..................     4,681         73,070
Johnson & Johnson ................    13,702        792,935


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Lincare Holdings Inc. ............    18,976   $    582,373(a)
Merck & Co. Inc. .................     6,072        332,624
Pfizer Inc. ......................    28,465        886,969
Sybron Dental Specialties Inc. ...     1,694         29,560(a)
WebMD Corp. ......................     3,096         27,926(a)
Wyeth ............................    14,029        530,577
                                                  4,962,723

INDUSTRIALS -- 8.5%

Automatic Data Processing ........    12,145        373,945
Certegy Inc. .....................    12,082        304,466(a)
Concord EFS Inc. .................     6,325         59,455(a)
Dover Corp. ......................    19,862        481,058
Emerson Electric Co. .............     2,068         93,784
Equifax Inc. .....................    14,802        295,892
First Data Corp. .................    33,019      1,222,033
Paychex Inc. .....................     1,577         43,320
3M Co. ...........................     1,146        149,014
Tyco International Ltd. ..........     1,869         24,035
United Technologies Corp. ........     1,775        102,560
Waste Management Inc. ............    15,181        321,534
                                                  3,471,096

INFORMATION TECHNOLOGY -- 6.1%

Applied Materials Inc. ...........    11,639        146,419(a)
Cisco Systems Inc. ...............    19,609        254,525(a)
Dell Computer Corp. ..............    10,753        293,664(a)
Intel Corp. ......................    18,091        294,522
Intuit Inc. ......................    10,943        407,080(a)
Microsoft Corp. ..................    23,531        569,686
Molex Inc. (Class A) .............    24,290        446,693
Yahoo Inc. .......................     2,404         57,744(a)
                                                  2,470,333

TOTAL DOMESTIC EQUITY
   (COST $23,202,314) ............               20,597,694



--------------------------------------------------------------------------------
FOREIGN EQUITY -- 15.4%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 2.2%

Accor S.A. .......................     3,660        101,123
Compass Group PLC. ...............    28,324        120,992
Honda Motor Co. Ltd. .............     4,700        156,561
Koninklijke Philips
   Electronics N.V. ..............     4,982         78,229
Lagardere S.C.A. (Regd.) .........     5,820        199,415
Michelin (C.G.D.E.) (Regd.) ......     3,560         97,894
Nissan Motor Co. Ltd. ............    19,200        127,914
                                                    882,128

CONSUMER - STAPLES -- 0.8%

Carrefour S.A. ...................     4,991        189,037
Nestle S.A. (Regd.) ..............       764        151,223
                                                    340,260




---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
ENERGY -- 1.5%

ENI-Ente Nazionale Idrocarburi SpA    13,627    $   182,006
Petro-Canada .....................     4,871        165,573
Total Fina Elf S.A. (Series B) ...     1,931        244,425
                                                    592,004

FINANCIALS -- 2.5%

Aviva PLC. .......................    23,088        128,459
AXA ..............................     5,951         70,262
Banco Santander Central Hispano
   S.A. (Regd.) ..................    17,130        109,350
Bank of Ireland ..................    11,179        119,424
BNP Paribas ......................     4,953        198,353
Credit Suisse Group (Regd.) ......     5,481         95,308
ING Groep N.V. ...................     6,904         79,781
Riunione Adriatica di Sicurta SpA     11,251        139,836
Royal Bank of Scotland Group PLC.      3,543         79,804
                                                  1,020,577

HEALTHCARE -- 1.5%

GlaxoSmithKline PLC. .............     6,366        111,995
Novartis AG (Regd.) ..............     5,333        197,504
Schering AG ......................     2,309         93,854
Smith & Nephew PLC. ..............    24,556        150,212
Teva Pharmaceutical Industries
   ADR. ..........................     1,635         68,098
                                                    621,663

INDUSTRIALS -- 1.6%

Asahi Glass Co. Ltd. .............    21,000        112,633
Assa Abloy AB (Series B) .........    13,319        109,173
Brambles Industries PLC. .........    32,668         78,488
Empresa Brasileira de Aeronautica
   S.A. ADR. .....................     6,590         76,378
Komatsu Ltd. .....................    39,000        143,397
Smiths Group PLC. ................     7,154         72,371
Vinci S.A. .......................       838         48,922
                                                    641,362

INFORMATION TECHNOLOGY -- 0.9%

Canon Inc. .......................     4,000        139,653
Taiwan Semiconductor
   Manufacturing Co. Ltd. ........   125,400        152,652(a)
Toshiba Corp. ....................    34,000         89,745
                                                    382,050

MATERIALS -- 1.1%

BHP Billiton PLC. ................    24,125        120,882
CRH PLC. .........................     8,923        129,402
POSCO ............................     1,070         84,017
Stora Enso Oyj (Series R) ........    12,035        110,970
                                                    445,271

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.6%

Telefonica S.A. ..................    11,215   $    104,878
Vodafone Group PLC. ..............   142,913        255,262
Vodafone Group PLC. ADR. .........    37,953        691,504
                                                  1,051,644

UTILITIES -- 0.7%

E.ON AG ..........................     2,751        113,412
National Grid Transco PLC. .......    19,820        121,398
Vivendi Environnement ............     2,436         40,165
                                                    274,975

TOTAL FOREIGN EQUITY
   (COST $7,202,308) .............                6,251,934

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 26.5%
--------------------------------------------------------------------------------

U.S.GOVERNMENTS -- 6.5%

U.S. Treasury Notes
3.00%       11/15/07 .............  $635,000        643,858
3.88%       02/15/13 .............     5,000          5,023
5.38%       02/15/31 .............   198,000        214,181
6.00%       08/15/09 .............   155,000        179,792
6.50%       02/15/10 .............   290,000        345,987
7.00%       07/15/06 .............   190,000        219,121
7.25%       05/15/16 .............   155,000        199,259
8.13%       08/15/21 .............   395,000        556,057
10.38%      11/15/09 .............   255,000        291,327

TOTAL U.S.TREASURIES
   (COST $2,596,949) .............                2,654,605


FEDERAL AGENCIES -- 3.6%

Federal Home Loan Bank
2.50%       12/15/05 .............   385,000        389,639

Federal Home Loan Mortgage Corp.
2.38%       04/15/06 .............   290,000        291,659
2.85%       01/24/06 .............    70,000         70,251
4.50%       07/23/07 .............   140,000        144,497
5.00%       07/30/09 .............    80,000         82,887
                                                    589,294
Federal National Mortgage Assoc.
5.25%       03/22/07 - 08/01/12 ..   180,000        187,252
6.13%       03/15/12 .............    50,000         57,225
7.13%       01/15/30 .............   190,000        236,816
                                                    481,293

TOTAL FEDERAL AGENCIES
   (COST $1,431,546) .............                1,460,226


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
AGENCY MORTGAGE BACKED -- 10.7%

Federal Home Loan
   Mortgage Corp.
7.00%       08/01/23 - 05/01/29 .. $ 779,289      $ 827,432

Federal National Mortgage Assoc.
6.50%       11/01/31 ............. 1,282,272      1,335,557
7.00%       10/01/22 .............   551,779        586,932
5.00%       TBA ..................   750,000        770,156(c)
5.50%       TBA ..................   400,000        408,375(c)
6.50%       TBA ..................   375,000        396,797(c)
                                                  3,497,817

TOTAL AGENCY MORTGAGE BACKED
   (COST $4,232,100) .............                4,325,249


CORPORATE NOTES -- 5.0%

Alabama Power Co.
5.60%       03/15/33 .............    10,000          9,776
Albertson's Inc.
8.00%       05/01/31 .............    25,000         29,381
Anadarko Petroleum Corp.
5.00%       10/01/12 .............    10,000         10,213
Anheuser-Busch Cos. Inc.
6.50%       02/01/43 .............    45,000         50,347
Appalachian Power Co.
4.80%       06/15/05 .............    10,000         10,338
Ashland Inc.
6.63%       02/15/08 .............    10,000         10,203
AT&T Corp.
7.80%       11/15/11 .............    20,000         21,395
Autozone Inc.
5.88%       10/15/12 .............    20,000         20,899
Bank One Corp.
6.50%       02/01/06 .............   100,000        110,899
Baxter International Inc.
4.63%       03/15/15 .............    10,000          9,692(b)
BB&T Corp.
4.75%       10/01/12 .............     5,000          5,069
Bellsouth Capital Funding
7.88%       02/15/30 .............    20,000         25,169
British Telecommunications PLC.
8.38%       12/15/10 .............    35,000         42,676
Burlington Northern
   Santa Fe Corp.
6.53%       07/15/37 .............    15,000         15,550
Burlington Resources Finance Co.
7.20%       08/15/31 .............    15,000         17,330
Campbell Soup Co.
5.50%       03/15/07 .............    10,000         10,881
Cendant Corp.
6.25%       01/15/08 .............    10,000         10,296
Cincinnati Gas & Electric
6.90%       06/01/25 .............     5,000          5,588
Citigroup Inc.
7.25%       10/01/10 .............    40,000         46,967
City National Corp.
5.13%       02/15/13 .............    10,000         10,081(b)


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Centerior Energy Corp. (Series B)
7.67%       07/01/04 .............  $100,000    $   105,217
Coca-Cola Enterprises Inc.
6.70%       10/15/36 .............     5,000          5,552
Comcast Corp.
5.85%       01/15/10 .............    30,000         31,128
ConAgra Foods Inc.
7.00%       10/01/28 .............    10,000         11,104
Conoco Inc.
5.90%       04/15/04 .............   100,000        104,478
6.95%       04/15/29 .............    10,000         11,261
COX Communications Inc.
7.13%       10/01/12 .............    10,000         11,373
CSX Corp.
7.25%       05/01/04 .............     5,000          5,274
Dominion Resources Inc. (Series B)
4.13%       02/15/08 .............    10,000         10,083
Dominion Resources Inc. (Series A)
2.80%       02/15/05 .............    10,000         10,039
Duke Energy Corp.
4.50%       04/01/10 .............     5,000          5,029
Entergy Gulf States Inc.
6.00%       12/01/12 .............    15,000         15,808
EOP Operating LP
7.75%       11/15/07 .............    15,000         17,258
Equitable Resources Inc.
5.15%       11/15/12 .............    10,000         10,366(b)
Fidelity National Financial Inc.
5.25%       03/15/13 .............    10,000          9,796
Ford Motor Co.
7.45%       07/16/31 .............    45,000         34,450
Ford Motor Credit Co.
7.38%       10/28/09 .............    15,000         14,027
General Mills Inc.
5.13%       02/15/07 .............   100,000        107,082
General Motors Acceptance Corp.
4.15%       02/07/05 .............    15,000         15,044
6.13%       09/15/06 .............   100,000        102,456
6.88%       08/28/12 .............    20,000         19,694
Georgia Power Co.
4.88%       07/15/07 .............    15,000         15,915
Golden West Financial Corp.
4.75%       10/01/12 .............    10,000         10,216
Goldman Sachs Group Inc.
4.13%       01/15/08 .............    10,000         10,270
5.25%       04/01/13 .............    10,000         10,164
HJ Heinz Finance Co.
7.25%       03/15/32 .............    10,000         11,263
Household Finance Corp.
3.38%       02/21/06 .............    10,000         10,092
6.38%       11/27/12 .............    20,000         21,973
6.50%       01/24/06 .............    10,000         10,915
Hydro Quebec
8.00%       02/01/13 .............    10,000         12,812
International Paper Co.
6.88%       04/15/29 .............    10,000         10,641
John Deere Capital Corp.
4.13%       07/15/05 .............    15,000         15,673
Kellogg Co. (Series B)
7.45%       04/01/31 .............    10,000         12,131


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Keycorp
4.63%       05/16/05 .............   $30,000    $    31,465
Kroger Co.
8.00%       09/15/29 .............    10,000         11,758
Lehman Brothers Holdings Inc.
5.88%       11/15/17 .............    10,000         10,507
Marathon Oil Corp.
6.80%       03/15/32 .............    10,000         10,299
Masco Corp.
5.88%       07/15/12 .............    15,000         15,943
6.75%       03/15/06 .............    15,000         16,494
Newell Rubbermaid Inc.
4.63%       12/15/09 .............    10,000         10,231
Nordic Investment Bank
2.75%       01/11/06 .............    20,000         20,342
North Fork Bancorp. Inc.
5.88%       08/15/12 .............    15,000         16,206
Northern Natural Gas Co.
5.38%       10/31/12 .............    10,000         10,344(b)
Occidental Petroleum Corp.
8.45%       02/15/29 .............    15,000         19,490
Ocean Energy Inc.
4.38%       10/01/07 .............    10,000         10,367
Ohio Power Co. (Series E)
6.60%       02/15/33 .............     5,000          5,279(b)
Oncor Electric Delivery Co.
7.25%       01/15/33 .............     5,000          5,643(b)
Pall Corp.
6.00%       08/01/12 .............    10,000         10,684(b)
Pepsi Bottling Holdings Inc.
5.38%       02/17/04 .............   100,000        103,466(b)
Petroleos Mexicanos
9.50%       09/15/27 .............     5,000          5,700
Potash Corp.of Saskatchewan
7.75%       05/31/11 .............    10,000         11,921
Praxair Inc.
6.63%       10/15/07 .............     5,000          5,636
Principal Life Global Funding I
5.25%       01/15/13 .............    15,000         15,263
Procter & Gamble Co.
4.75%       06/15/07 .............    10,000         10,749
PSI Energy Inc.
6.65%       06/15/06 .............    10,000         10,907
Public Service Electric & Gas
5.00%       01/01/13 .............    10,000         10,345
Public Service Co. of Colorado
4.88%       03/01/13 .............     5,000          5,049(b)
7.88%       10/01/12 .............     5,000          6,132(b)
Quest Diagnostics
6.75%       07/12/06 .............    10,000         10,934
Region of Lombardy
5.80%       10/25/32 .............    10,000         10,566
SC Johnson & Son Inc.
5.75%       02/15/33 .............    10,000          9,762(b)
Shurgard Storage Centers Inc.
5.88%       03/15/13 .............    10,000         10,079
Southtrust Bank N.A.
7.00%       11/15/08 .............     5,000          5,804
Sprint Capital Corp.
6.00%       01/15/07 .............     5,000          5,025


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Synovus Financial Corp.
4.88%       02/15/13 ............. $  10,000     $   10,161(b)
Tenet Healthcare Corp.
5.38%       11/15/06 .............    30,000         29,400
7.38%       02/01/13 .............    10,000         10,000
The E.W. Scripps Co.
5.75%       07/15/12 .............    10,000         10,964
The Progressive Corp.
6.25%       12/01/32 .............    10,000         10,432
Travelers Property Casualty Corp.
6.38%       03/15/33 .............    10,000         10,023(b)
Tyson Foods Inc.
6.63%       10/01/04 .............    10,000         10,346
8.25%       10/01/11 .............    10,000         11,396
Union Pacific Corp.
5.75%       10/15/07 .............    10,000         10,921
6.79%       11/09/07 .............    10,000         11,326
7.38%       09/15/09 .............    10,000         11,775
Union Planters Bank N.A.
5.13%       06/15/07 .............    20,000         21,352
United Dominion Realty Trust Inc.
6.50%       06/15/09 .............    15,000         16,222
UnitedHealth Group Inc.
4.88%       04/01/13 .............    15,000         15,244
USA Interactive
7.00%       01/15/13 .............    10,000         10,654
Verizon Florida Inc. (Series F)
6.13%       01/15/13 .............    10,000         11,009
Viacom Inc.
7.75%       06/01/05 .............     5,000          5,585
Walt Disney Co.
5.38%       06/01/07 .............    10,000         10,555
Washington Mutual Bank FA
5.50%       01/15/13 .............    15,000         15,727
Washington Mutual Inc.
5.63%       01/15/07 .............    15,000         16,329
Webster Bank
5.88%       01/15/13 .............    15,000         15,536(b)
Wendy's International Inc.
6.20%       06/15/14 .............    30,000         33,414
Wisconsin Energy Corp.
5.88%       04/01/06 .............    10,000         10,812

TOTAL CORPORATE NOTES
   (COST $1,958,881) .............                2,042,907


SOVEREIGN BONDS -- 0.7%

Canadian Government Bond
5.25%       11/05/08 .............    15,000         16,680
Finland Government
   International Bond
4.75%       03/06/07 .............   100,000        107,958
Mexico Government
   International Bond
8.13%       12/30/19 .............     5,000          5,308
Ontario Electricity Financial Corp.
7.45%       03/31/13 .............     5,000          6,269
Province of Manitoba
4.25%       11/20/06 .............   100,000        105,843




---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Province of New Brunswick
3.50%       10/23/07 .............   $10,000   $     10,217
Province of Ontario
3.50%       09/17/07 .............    10,000         10,230
5.00%       07/17/09 .............    20,000         21,428
Province of Saskatchewan
7.38%       07/15/13 .............    10,000         12,498

TOTAL SOVEREIGN BONDS
   (COST $277,458) ...............                  296,431


TOTAL BONDS AND NOTES
   (COST $10,496,934) ............               10,779,418

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------

FOREIGN PREFERRED -- 0.3%

Porsche AG .......................       238         66,589
Henkel KGaA ......................       898         55,217

TOTAL PREFERRED STOCK
   (COST $160,779) ...............                  121,806


--------------------------------------------------------------------------------
RIGHTS -- 0.0%*
--------------------------------------------------------------------------------
Telefonica S.A.
   (COST $0) .....................    12,466          2,585(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $41,062,335) ............               37,753,437





                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 8.2%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund     3,324,705    $ 3,324,705(l)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (1.1)%                                      (430,658)
                                                -----------

NET ASSETS-- 100%                               $40,647,484
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Strategic Investment Fund had the following long futures contracts open at March 31, 2003:

                           NUMBER       CURRENT
              EXPIRATION     OF        NOTIONAL    UNREALIZED
DESCRIPTION      DATE     CONTRACTS      VALUE    DEPRECIATION
--------------------------------------------------------------------------------
S&P 500        June 2003      1        $212,675      $(925)


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

          MONEY MARKET FUND                    90 DAY T-BILL
1/3/01    $10,000.00                           $10,000.00
3/01       10,131.46                            10,121.43
6/01       10,236.67                            10,214.32
9/01       10,321.78                            10,295.22
12/01      10,380.51                            10,344.72
3/02       10,417.65                            10,390.30
6/02       10,442.87                            10,435.04
9/02       10,442.87                            10,477.88
12/02      10,547.30                            10,512.50
3/03       11,524.23                            10,543.01


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                         SIX    ONE    FIVE    SINCE
                        MONTHS  YEAR   YEAR  INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------
Money Market Fund       0.69%  1.54%   4.26%   4.34%      12/02/97
--------------------------------------------------------------------------------
90 Day T-Bill           0.62%  1.47%   3.94%   4.02%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.


SECTOR ALLOCATION
AS OF MARCH 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $123,617 (in thousands)

[PIE CHART OMITTED]

Commercial Paper 31.9%
U.S. Governments 29.9%
Yankee Certificates of Deposit 27.6%
Time Deposit 6.5%
Repurchase Agreements 4.1%


FUND YIELD
AT MARCH 31, 2003
--------------------------------------------------------------------------------
                                  FUND         IBC MONEY FUND
--------------------------------------------------------------------------------
7-DAY CURRENT                    1.14%             0.74%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                  1.15%             0.74%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT MARCH 31, 2002.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

Q. HOW DID THE GE INSTITUTIONAL MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDING MARCH 31, 2003?

A. The GE Institutional Money Market Fund returned 0.69% for the six-month period ending March 31, 2003. By comparison, the 90-day Treasury Bill returned 0.62%. The average return posted by the Lipper peer group, representing 290 Institutional Money Market funds, was 0.55%.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The Fund's return for the period compared favorably to its peer group. Active management of the Fund's average maturity, reflecting our view on monetary policy and its subsequent impact on short rates, contributed positively to Fund performance.



                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------


                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.9%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 29.9%
U.S. AGENCIES
Federal Home Loan Bank
1.85%       11/14/03 ............ $2,980,000    $ 3,000,651

Federal Home Loan Mortgage Corp.
1.21%       04/17/03 ............  3,230,000      3,228,263(d)
1.23%       05/29/03 ............  3,000,000      2,994,055(d)
1.25%       04/10/03 ............  4,140,000      4,138,706(d)
1.31%       05/22/03 ............    640,000        638,821(d)
1.90%       06/19/03 ............    270,000        268,892(d)
2.36%       04/25/03 ............  1,500,000      1,497,680(d)
                                                 12,766,417
Federal National Mortgage Assoc.
1.20%       04/09/03 ............  2,700,000      2,699,280(d)
1.23%       04/30/03 ............  2,500,000      2,497,533(d)
1.24%       07/23/03 ............  1,500,000      1,494,209(d)
1.25%       07/30/03 ............    590,000        587,561(d)
1.26%       05/28/03 ............  3,430,000      3,423,212(d)
1.27%       02/13/04 ............  5,870,000      6,064,731
1.28%       04/15/03 ............  1,380,000      1,379,319(d)
1.51%       10/17/03 ............  1,160,000      1,150,446(d)
1.67%       04/04/03 - 04/19/03 .  1,950,000      1,948,720(d)
                                                 21,245,011
TOTAL U.S. GOVERNMENTS
   (COST $37,012,079) ...........                37,012,079



                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 31.9%
American General Finance Corp.
1.25%       04/17/03 ............ $4,160,000   $  4,157,689
Citicorp
1.26%       04/23/03 ............  4,180,000      4,176,781
Goldman Sachs Group LP
1.26%       05/14/03 ............  4,170,000      4,163,724
HBOS PLC.
1.26%       04/24/03 ............  4,140,000      4,136,667
HSBC Holdings PLC.
1.29%       04/17/03 ............  4,170,000      4,167,609
ING Group
1.17%       06/19/03 ............  4,160,000      4,149,319
JP Morgan Chase & Co.
1.27%       04/25/03 ............  4,220,000      4,216,427
Morgan Stanley Dean Witter & Co.
1.26%       05/21/03 ............  4,160,000      4,152,720
UBS AG
1.39%       04/01/03 ............  6,100,000      6,100,000

TOTAL COMMERCIAL PAPER
   (COST $39,420,936) ...........                39,420,936

REPURCHASE AGREEMENTS -- 4.0%
Bank One
1.39%       04/01/03
   (COST $5,000,000) ............  5,000,000      5,000,000

YANKEE CERTIFICATES OF DEPOSIT -- 27.6%
Abbey National PLC.
1.26%       05/09/03 ............  4,170,000      4,170,000


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                               MONEY MARKET FUND
                              SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
Bank of Montreal
1.22%       07/02/03 ............ $4,950,000   $  4,950,000
Bank of Nova Scotia
1.29%       04/14/03 ............  4,170,000      4,170,000
Deutsche Bank AG
1.30%       04/07/03 ............  4,170,000      4,170,000
Dexia Bank Belgium
1.29%       04/10/03 ............  4,170,000      4,170,000
Rabobank Group
1.17%       06/18/03 ............  4,160,000      4,160,000
Societe Generale
1.26%       04/03/03 ............  4,160,000      4,160,000
Toronto-Dominion Bank
1.18%       06/20/03 ............  4,160,000      4,160,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $34,110,000) ...........                34,110,000

TIME DEPOSIT -- 6.5% Barclays PLC.
1.38%       04/01/03 ............  1,820,000      1,820,000
Royal Bank of Canada
1.40%       04/01/03 ............  6,100,000      6,100,000
State Street Bank
1.25%       04/01/03 ............    154,307        154,307(e)

TOTAL TIME DEPOSIT
   (COST $8,074,307) ............                 8,074,307

TOTAL SHORT-TERM INVESTMENTS
   (COST $123,617,322) ..........               123,617,322

OTHER ASSETS AND LIABILITIES,
   NET 0.1% .....................                    80,474
                                               ------------

NET ASSETS-- 100% ...............              $123,697,796
                                               ============

---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                 NOTES TO PERFORMANCE March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Shares of the GE Institutional Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), the S&P/BARRA Composite Index of 500 value stocks (S&P 500/BARRA Value), the Russell Mid Cap Value Index (Russell Mid Cap Value), the Russell 2000 Index (Russell
2000), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Morgan Stanley Capital International Europe Index (MSCI Europe) and the Lehman Brothers Aggregate Bond Index (LB Aggregate), are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500/BARRA Growth and Value indices are capitalization-weighted indices constructed by dividing the stocks in the S&P 500 Index according to a single attribute: book-to-price ratio. This splits the S&P 500 Index into two mutually exclusive groups designed to track two predominant investment styles in the U.S. equity market. The S&P 500 BARRA Value Index contains firms with higher book-to-price ratios; conversely, the S&P 500/BARRA Growth Index has firms with lower book-to-price ratios. The Russell Mid Cap Value Index measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. MSCI EAFE is a composite of 913 foreign securities traded in 21 developed markets representing Europe, Australasia and the Far East. MSCI Europe is a composite of securities traded in 22 developed markets in Europe. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 1,133 taxable money market funds.

A number of the broad market returns are not available from the Funds' commencements of investment operations through March 31, 2003 and therefore are calculated from the month end nearest to the Funds' commencements of operation date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

                                 NOTES TO PERFORMANCE March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


Standard & Poor's, S&P and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The GE S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the GE S&P 500 Index Fund to track general stock market performance.

Morningstar ratings: GE Institutional U.S. Equity Fund is rated against 1045 U.S.-domiciled Large Blend funds, and GE Institutional Small-Cap Value Equity Fund is rated against 260 U.S.-domiciled Small Blend funds over the three year period ended March 31, 2003. GE Institutional U.S. Equity Fund received an Overall Morningstar Rating of 4 stars for its three-year period. GE Institutional Small-Cap Value Equity Fund received an Overall Morningstar Rating of 3 stars for its three-year period. The GE Institutional U.S. Equity Fund and GE Institutional Small-Cap Value Equity Fund do not currently have a five-year rating or ten-year rating. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

2003 Morningstar, Inc. All Rights Reserved. This information: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

                    NOTES TO SCHEDULES OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003 these securities amounted to $1,128,233; $222,216; and $4,930,036 or 0.42%, 0.55% and 2.27% of net assets for the Emerging Market, Strategic Investment and Income Funds, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees. (c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced
    (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent. For the S&P 500 Index Fund, State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent and SSgA Funds Management, Inc.; the Fund's sub-adviser.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At March 31, 2003, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at March 31, 2003.

(j) All or a portion of security out on loan.

(k) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment adviser.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(m) All or a portion of the security purchased with collateral from securities lending.

*   Less than 0.01%.



Abbreviations:

ADR       American Depositary Receipt

REGD.     Registered

REIT      Real Estate Investment Trust

REMIC     Real Estate Mortgage Investment Conduit

SDR       Swedish Depositary Receipt

SPDR      Standard and Poors Depository Receipt

STRIPS    Separate Trading of Registered Interest and Principal of Security

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------

                                                                            U.S.
                                                                           EQUITY
                                                                           FUND
                                    --------------------------------------------------------------   -------------------------------
                                                           INVESTMENT CLASS                                   SERVICE CLASS
                                    --------------------------------------------------------------   -------------------------------
                                     3/31/03   9/30/02   9/30/01   9/30/00    9/30/99   9/30/98(E)     3/31/03   9/30/02  9/30/01(M)
                                    --------------------------------------------------------------   -------------------------------
INCEPTION DATE                          --        --         --       --         --      11/25/97        --        --       1/3/01
 Net asset value, beginning
   of period ...................... $   8.54  $ 10.43   $ 13.90   $  13.19   $  10.62   $  10.00     $  8.52  $  10.41   $  12.28
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income ..........     0.12      0.11      0.11      0.10       0.11       0.11        0.11      0.09       0.06
   Net realized and unrealized
    gains (losses) on
    investments ...................     0.24     (1.88)    (2.33)     1.53       2.84       0.52        0.23     (1.89)     (1.93)
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........     0.36     (1.77)    (2.22)     1.63       2.95       0.63        0.34     (1.80)     (1.87)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........     0.10      0.12      0.12      0.09       0.13       0.01        0.07      0.09         --
   Net realized gains .............       --        --      1.13      0.83       0.25         --          --        --         --
   Return of capital ..............       --        --        --        --         --         --          --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............     0.10      0.12      1.25      0.92       0.38       0.01        0.07      0.09         --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .... $   8.80  $   8.54  $  10.43  $  13.90   $  13.19   $  10.62     $  8.79 $    8.52   $  10.41
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................    4.13%   (17.28%)  (17.49%)   12.70%     28.27%      6.28%       3.95%   (17.53%)   (15.23%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands) ................  $233,819  $200,647  $237,144  $269,728   $160,980   $114,553     $18,423   $18,087    $25,669
   Ratios to average net assets:
     Net investment income* .......     1.22%     1.02%     0.90%     0.90%      0.92%      1.21%       0.97%     0.76%      0.66%
     Expenses* ....................     0.38%     0.38%     0.38%     0.38%      0.41%      0.42%       0.63%     0.63%      0.63%
     Portfolio turnover rate ......       12%       51%       47%       48%        45%        29%         12%       51%        47%



                                                                     S&P 500
                                                                      INDEX
                                                                       FUND
                                     ------------------------------------------------------------------------
                                                                INVESTMENT CLASS
                                     ------------------------------------------------------------------------
                                        3/31/03    9/30/02      9/30/01     9/30/00     9/30/99    9/30/98(E)
                                     ------------------------------------------------------------------------
INCEPTION DATE                            --         --           --          --          --        11/25/97
 Net asset value, beginning
   of period ......................   $   7.80    $ 10.05     $ 15.17     $  13.74     $ 10.85      $ 10.00
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income ..........       0.07       0.11        0.22         0.15        0.18         0.14
   Net realized and unrealized
    gains (losses) on
    investments ...................       0.34      (2.13)      (3.97)        1.73        2.88         0.72
------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........       0.41      (2.02)      (3.75)        1.88        3.06         0.86
------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........       0.10       0.23        0.15         0.18        0.17         0.01
   Net realized gains .............         --         --        1.22         0.27          --           --
   Return of capital ..............         --         --          --         0.00(c)       --           --
------------------------------------
TOTAL DISTRIBUTIONS ...............       0.10       0.23        1.37         0.45        0.17         0.01
------------------------------------
Net asset value, end of period ....    $  8.11    $  7.80     $ 10.05     $  15.17     $ 13.74      $ 10.85
------------------------------------
TOTAL RETURN (A) ..................      5.15%    (20.74%)    (26.83%)      13.83%      28.41%        8.63%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands) ................     $78,889    $74,867     $46,119     $131,458     $26,359      $20,186
   Ratios to average net assets:
     Net investment income* .......       1.71%      1.45%       1.16%        1.14%       1.35%        1.57%
     Expenses* ....................       0.15%      0.15%       0.15%        0.15%       0.15%        0.15%
     Portfolio turnover rate ......          3%        59%          8%          44%          7%           1%



                                                              VALUE
                                                             EQUITY
                                                              FUND
                                       ------------------------------------------------
                                                       INVESTMENT CLASS
                                       ------------------------------------------------
                                          3/31/03     9/30/02      9/30/01   9/30/00(K)
                                       ------------------------------------------------
INCEPTION DATE                              --          --           --        2/2/00
 Net asset value, beginning
   of period ......................    $   7.18       $  8.71     $ 10.39    $  10.00
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income ..........        0.05          0.10        0.11        0.04
   Net realized and unrealized
    gains (losses) on
    investments ...................        0.22         (1.53)      (1.73)       0.35
------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........        0.27         (1.43)      (1.62)       0.39
------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........        0.12          0.10        0.04          --
   Net realized gains .............          --            --        0.02          --
   Return of capital ..............          --            --          --          --
------------------------------------
TOTAL DISTRIBUTIONS ...............        0.12          0.10        0.06          --
------------------------------------
Net asset value, end of period ....    $   7.33       $  7.18     $  8.71    $  10.39
------------------------------------
TOTAL RETURN (A) ..................       3.71%       (16.65%)    (15.65%)      3.90%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands) ................     $106,538       $91,475     $92,776    $105,754
   Ratios to average net assets:
     Net investment income* .......        1.47%         1.25%       1.07%       1.14%
     Expenses* ....................        0.43%         0.42%       0.42%       0.47%
     Portfolio turnover rate ......          14%           36%         60%         26%








---------------
See Notes to Financial Highlights and Notes to Financial statements.

                                     68 & 69

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------


                                                                               MID-CAP
                                                                          VALUE EQUITY
                                                                                  FUND
                                    ------------------------------------------------------------------------------------------------
                                                                        INVESTMENT CLASS
                                     -----------------------------------------------------------------------------------------------
                                     3/31/03              9/30/02              9/30/01                9/30/00           9/30/99(H)
                                     -----------------------------------------------------------------------------------------------

INCEPTION DATE                          --                   --                   --                     --               12/31/98
Net asset value, beginning
  of period ......................    $ 8.97               $10.08               $10.82                 $ 9.91              $10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ..........      0.06                 0.09                 0.09                   0.10                0.08
  Net realized and unrealized
    gains (losses) on investments      (0.01)               (0.85)               (0.58)                  0.92               (0.17)
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..........      0.05                (0.76)               (0.49)                  1.02               (0.09)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........      0.09                 0.15                 0.04                   0.11                  --
  Net realized gains .............        --                 0.20                 0.21                     --                  --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............      0.09                 0.35                 0.25                   0.11                  --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...    $ 8.93               $ 8.97               $10.08                 $10.82              $ 9.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................      0.46%               (8.08%)              (4.68%)                10.36%              (0.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ...............    $12,270              $12,517              $13,696                $13,235             $10,182
  Ratios to average net assets:
     Net investment income* ......      1.23%                0.81%                0.88%                  1.05%               1.00%
     Expenses* ...................      0.65%                0.65%                0.65%                  0.65%               0.65%
     Portfolio turnover rate .....        12%                  36%                  91%                    39%                 18%



                                                                        SMALL-CAP
                                                                     VALUE EQUITY
                                                                             FUND
                                    ---------------------------------------------------------------------------------------
                                                                     INVESTMENT CLASS
                                    ---------------------------------------------------------------------------------------
                                       3/31/03         9/30/02        9/30/01         9/30/00       9/30/99      9/30/98(G)
                                    ---------------------------------------------------------------------------------------

INCEPTION DATE                            --              --             --              --            --           8/3/98
Net asset value, beginning
  of period .......................     $10.14          $12.20        $12.63          $10.12        $ 8.91         $ 10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ...........       0.01            0.04          0.09            0.03          0.01            0.02
  Net realized and unrealized
    gains (losses) on investments .      (0.73)          (0.18)         0.50            2.80          1.23           (1.11)
---------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........      (0.72)          (0.14)         0.59            2.83          1.24           (1.09)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........       0.03            0.08          0.02            0.02          0.03              --
  Net realized gains ..............       0.15            1.84          1.00            0.30            --              --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............       0.18            1.92          1.02            0.32          0.03              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ....     $ 9.24          $10.14        $12.20          $12.63        $10.12         $  8.91
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................     (7.21%)         (3.13%)        5.16%          28.51%        13.98%        (10.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ................     $44,308         $18,773       $19,932         $19,103       $10,287        $ 9,056
  Ratios to average net assets:
     Net investment income* .......       0.64%           0.34%         0.75%           0.30%         0.13%          1.68%
     Expenses* ....................       0.68%           0.70%         0.70%           0.70%         0.70%          0.70%
     Portfolio turnover rate ......         63%            145%          151%            231%          216%            19%

---------------
See Notes to Financial Highlights and Notes to Financial statements.



                                     70 & 71

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------


                                                                       INTERNATIONAL
                                                                              EQUITY
                                                                                FUND
                                     ------------------------------------------------------------    ------------------------------
                                                                       INVESTMENT CLASS
                                     ------------------------------------------------------------    ------------------------------
                                      3/31/03   9/30/02  9/30/01  9/30/00     9/30/99  9/30/98(E)     3/31/03    9/30/02  9/30/01(M)
                                     ------------------------------------------------------------    -------------------------------
INCEPTION DATE                           --       --        --       --          --      11/25/97        --         --       1/3/01
Net asset value, beginning
  of period ........................ $  6.93   $  8.36   $ 13.46   $12.49     $ 10.06    $ 10.00     $  6.91    $  8.34    $ 11.37
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ............    0.12      0.10      0.15      0.13       0.09       0.14(b)     0.10       0.07       0.11
  Net realized and unrealized
    gains (losses) on investments ..   (0.37)    (1.41)    (3.68)     1.33       2.81     (0.07)(b)    (0.36)     (1.40)     (3.14)

------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............   (0.25)    (1.31)    (3.53)     1.46       2.90       0.07       (0.26)     (1.33)     (3.03)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............    0.12      0.12      0.11      0.08       0.12       0.01        0.10       0.10         --
  Net realized gains ...............      --        --      1.46      0.41       0.35         --        0.00         --         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................    0.12      0.12      1.57      0.49       0.47       0.01        0.10       0.10         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..... $  6.56   $  6.93   $  8.36   $ 13.46    $ 12.49    $ 10.06     $  6.55    $  6.91    $  8.34
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ...................   (3.72%)  (16.00%)  (29.28%)   11.62%     29.50%      0.66%      (3.83%)   (16.34%)   (26.65%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ................. $265,324  $263,346  $258,911  $394,852   $197,974   $114,414    $  3,027   $  2,781   $  2,423
  Ratios to average net assets:
     Net investment income* ........    0.84%     1.29%     1.32%     1.16%      0.99%      1.72%       0.60%      1.04%      1.54%
     Expenses* .....................    0.59%     0.59%     0.58%     0.58%      0.62%      0.64%       0.84%      0.84%      0.83%
     Portfolio turnover rate .......      28%       40%       39%       59%        50%        53%         28%        40%        39%



                                                               EUROPE
                                                               EQUITY
                                                                 FUND
                                        -------------------------------------------------------
                                                             INVESTMENT CLASS
                                        -------------------------------------------------------
                                          3/31/03    9/30/02     9/30/01    9/30/00  9/30/99(I)
                                        -------------------------------------------------------
INCEPTION DATE                              --          --          --         --      1/29/99

Net asset value, beginning
  of period ........................     $   5.43   $     6.73  $   12.83    $ 9.97     $10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ............         0.01         0.07       0.09      0.12       0.11
  Net realized and unrealized
    gains (losses) on investments ..        (0.06)       (1.28)     (3.18)     2.84      (0.14)
-------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............        (0.05)       (1.21)     (3.09)     2.96      (0.03)
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............         0.09         0.09       0.06      0.10         --
  Net realized gains ...............           --           --       2.95        --         --
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................         0.09         0.09       3.01      0.10         --
-------------------------------------------------------------------------------------------------
Net asset value, end of period .....     $   5.29     $   5.43   $   6.73    $12.83     $ 9.97
-------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...................        (1.08%)     (18.35%)   (30.90%)  29.76%     (0.30%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) .................     $  7,443    $   7,526  $   9,212   $13,324    $10,080
  Ratios to average net assets:
     Net investment income* ........        0.45%        1.08%      1.07%     0.88%      1.78%
     Expenses* .....................        0.75%        0.75%      0.75%     0.75%      0.75%
     Portfolio turnover rate .......          26%          62%        45%       74%        49%



                                                                              PREMIER
                                                                               GROWTH
                                                                          EQUITY FUND
                                         ------------------------------------------  ---------------------------------
                                                      INVESTMENT CLASS                         SERVICE CLASS
                                         ------------------------------------------  ---------------------------------
                                         3/31/03     9/30/02    9/30/01  9/30/00(J)   3/31/03     9/30/02   9/30/01(M)
                                         ------------------------------------------  ---------------------------------
INCEPTION DATE                              --          --        --      10/29/99      --          --        1/3/01
Net asset value, beginning
  of period ........................     $  7.14    $   8.48  $  11.45    $ 10.00    $  7.12      $  8.46   $  10.35
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ............         0.03       0.02      0.04       0.03         --         0.02       0.01
  Net realized and unrealized
    gains (losses) on investments ..         0.33      (1.32)    (2.66)      1.43       0.35        (1.34)     (1.90)
----------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............         0.36      (1.30)    (2.62)      1.46       0.35        (1.32)     (1.89)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............         0.02       0.04      0.02       0.01         --         0.02         --
  Net realized gains ...............           --         --      0.33         --         --           --         --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................         0.02       0.04      0.35       0.01         --         0.02         --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .....     $   7.48   $   7.14  $   8.48    $ 11.45    $  7.47      $  7.12  $    8.46
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...................        5.08%    (15.45%)  (23.58%)    14.62%      4.96%      (15.68%)   (18.26%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) .................     $154,355   $124,665  $128,123    $47,926    $10,197      $ 9,196  $   8,629
  Ratios to average net assets:
     Net investment income* ........        0.47%      0.28%     0.40%      0.29%      0.22%        0.03%      0.10%
     Expenses* .....................        0.40%      0.40%     0.41%      0.52%      0.65%        0.65%      0.65%
     Portfolio turnover rate .......          12%        23%       31%        18%        12%          23%        31%

---------------
See Notes to Financial Highlights and Notes to Financial statements.


                                     72 & 73

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------



                                                          PREMIER                                          PREMIER
                                                         RESEARCH                                    INTERNATIONAL
                                                      EQUITY FUND                                      EQUITY FUND
                                     ---------------------------------------------   -----------------------------------------------
                                                  INVESTMENT CLASS                                 INVESTMENT CLASS
                                     ---------------------------------------------   -----------------------------------------------
                                      3/31/03     9/30/02     9/30/01   9/30/00(L)    3/31/03      9/30/02    9/30/01    9/30/00(L)
                                     ---------------------------------------------   -----------------------------------------------
INCEPTION DATE                           --          --          --        4/28/00       --           --         --        4/28/00
Net asset value, beginning
  of period ........................  $  5.92     $  7.38    $   9.92    $  10.00     $   4.34    $  5.83     $  8.69     $  10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ............     0.03        0.06        0.05        0.03         0.02       0.07        0.10         0.07
  Net realized and unrealized
    gains (losses) on
    investments ....................     0.14       (1.47)      (2.48)      (0.11)       (0.14)     (1.46)      (2.84)       (1.38)
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............     0.17       (1.41)      (2.43)      (0.08)       (0.12)     (1.39)      (2.74)       (1.31)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............     0.08        0.05        0.02          --         0.06       0.10        0.12           --
  Net realized gains ...............       --          --        0.09          --           --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................     0.08        0.05        0.11          --         0.06       0.10        0.12           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .....  $  6.01     $  5.92    $   7.38    $   9.92     $   4.16    $  4.34     $  5.83     $   8.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...................    2.89%     (19.26%)    (24.73%)     (0.80%)      (2.79%)   (24.35%)    (31.92%)     (13.10%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) .................  $ 6,211     $ 6,036    $  7,480    $  9,931     $  4,369    $ 4,490     $ 5,932     $  8,712
  Ratios to average net assets:
     Net investment
       income* .....................    0.93%       0.84%       0.59%       0.65%        0.79%      1.17%       1.29%        1.74%
     Expenses* .....................    0.55%       0.55%       0.55%       0.55%        0.75%      0.75%       0.75%        0.75%
     Portfolio turnover rate .......      25%         88%        119%         25%          25%        63%         59%          29%


                                                                         INCOME
                                                                           FUND
                                      --------------------------------------------------------------------------
                                                                INVESTMENT CLASS
                                      --------------------------------------------------------------------------
                                        3/31/03      9/30/02      9/30/01      9/30/00     9/30/99    9/30/98(D)
                                      --------------------------------------------------------------------------
INCEPTION DATE                            --           --           --           --          --        11/21/97
Net asset value, beginning
  of period ........................  $  10.13     $  10.12    $    9.55      $  9.57      $ 10.39      $ 10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ............     (0.01)        0.51         0.59         0.62         0.55         0.51
  Net realized and unrealized
    gains (losses) on
    investments ....................      0.08         0.27         0.60        (0.02)(b)    (0.62)        0.39
----------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............      0.07         0.78         1.19         0.60        (0.07)        0.90
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............      0.00         0.52         0.62         0.62         0.57         0.51
  Net realized gains ...............      0.15         0.25           --           --         0.18           --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................      0.15         0.77         0.62         0.62         0.75         0.51
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period .....  $  10.05     $  10.13     $  10.12     $   9.55      $  9.57      $ 10.39
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...................     2.94%        8.07%       12.80%        6.61%       (0.72%)       9.21%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) .................  $217,144     $215,987     $216,870     $210,540      $95,381      $71,444
  Ratios to average net assets:
     Net investment
       income* .....................     4.13%        5.07%        6.07%        6.65%        5.80%        5.81%
     Expenses* .....................     0.24%        0.24%        0.24%        0.26%        0.30%        0.31%
     Portfolio turnover rate .......      170%         332%         338%         234%         227%         323%

                                                          STRATEGIC
                                                         INVESTMENT
                                                               FUND
                                     -------------------------------------------------
                                                     INVESTMENT CLASS
                                     -------------------------------------------------
                                      3/31/03      9/30/02      9/30/01    9/30/00(J)
                                     -------------------------------------------------
INCEPTION DATE                          --           --           --        10/29/99
Net asset value, beginning
  of period .......................  $  8.50      $  9.34     $  10.97      $  10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ...........     0.06         0.09         0.28          0.25
  Net realized and unrealized
    gains (losses) on
    investments ...................     0.19        (0.80)       (1.13)         0.77
-------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........     0.25        (0.71)       (0.85)         1.02
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........     0.17         0.13         0.30          0.05
  Net realized gains ..............       --           --         0.48            --
-------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............     0.17         0.13         0.78          0.05
-------------------------------------------------------------------------------------
Net asset value, end of period ....  $  8.58      $  8.50     $   9.34      $  10.97
-------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................    2.90%       (7.83%)      (8.43%)       10.24%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ................  $40,647      $30,164     $  6,097      $  7,644
  Ratios to average net assets:
     Net investment
       income* ....................    1.91%        2.28%        2.48%         2.56%
     Expenses* ....................    0.43%        0.44%        0.45%         0.45%
     Portfolio turnover rate ......      59%          86%          31%           65%

---------------
See Notes to Financial Highlights and Notes to Financial statements.




                                     74 & 75

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------


                                                                  MONEY
                                                                 MARKET
                                                                   FUND
                                      ---------------------------------------------------------------
                                                         INVESTMENT CLASS
                                      ---------------------------------------------------------------
                                         3/31/03   9/30/02    9/30/01  9/30/00    9/30/99  9/30/98(F)
                                      ---------------------------------------------------------------
INCEPTION DATE                              --        --         --       --         --      12/2/97
Net asset value, beginning
  of period .......................    $   1.00  $   1.00    $ 1.00   $  1.00   $   1.00   $   1.00
 INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
    income (loss) .................        0.01      0.02      0.05      0.06       0.05       0.04
-------------------------------------------------------------------------------------------------------
 TOTAL INCOME FROM
  INVESTMENT OPERATIONS ...........        0.01      0.02      0.05      0.06       0.05       0.04
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........        0.01      0.02      0.05      0.06       0.05       0.04
  Return of capital ...............         --         --        --        --         --         --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............        0.01      0.02      0.05      0.06       0.05       0.04
-------------------------------------------------------------------------------------------------------
Net asset value, end of period ....    $   1.00  $   1.00    $ 1.00   $  1.00   $   1.00   $   1.00
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................       0.69%     1.91%     5.11%     6.02%      4.92%      4.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ................    $123,698  $114,324    $6,821   $ 6,793   $  5,736   $  7,012
  Ratios to average net assets:
     Net investment income* .......       1.38%     1.70%     4.89%     5.95%      4.81%      5.33%
     Expenses* ....................       0.18%     0.18%     0.23%     0.25%      0.25%      0.25%


                                                      MONEY
                                                     MARKET
                                                       FUND
                                        ------------------------------------
                                                   SERVICE CLASS
                                        ------------------------------------
                                         3/31/03     9/30/02(N)   9/30/01(M)
                                        ------------------------------------
INCEPTION DATE                              --            --        1/3/01

Net asset value, beginning
  of period .......................      $  --          $ 1.00     $  1.00
 INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
    income (loss) .................         --            0.01        0.03
---------------------------------------------------------------------------
 TOTAL INCOME FROM
  INVESTMENT OPERATIONS ...........         --            0.01        0.03
---------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........         --            0.01        0.03
  Return of capital ...............         --            1.00          --
---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............                       1.01        0.03
---------------------------------------------------------------------------
Net asset value, end of period ....      $  --          $   --     $  1.00
---------------------------------------------------------------------------
TOTAL RETURN (A) ..................         --            1.17%      3.22%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ................         --          $   --     $40,894
  Ratios to average net assets:
     Net investment income* .......         --            1.76%      4.23%
     Expenses* ....................         --            0.45%      0.48%

---------------
See Notes to Financial Highlights and Notes to Financial statements.

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Periods less than one year are not annualized.

(b) As a result of the timing of purchases and sales of Fund shares, per share amounts do not accord with aggregate amounts appearing in the Statement of Operations.

(c) Less than $0.01 per share.

(d) Information is for the period November 21, 1997, commencement of investment operations, through September 30, 1998.

(e) Information is for the period November 25, 1997, commencement of investment operations, through September 30, 1998.

(f) Information is for the period December 2, 1997, commencement of investment operations, through September 30, 1998.

(g) Information is for the period August 3, 1998, commencement of investment operations, through September 30, 1998.

(h) Information is for the period December 31, 1998, commencement of investment operations, through September 30, 1999.

(i) Information is for the period January 29, 1999, commencement of investment operations, through September 30, 1999.

(j) Information is for the period October 29, 1999, commencement of investment operations, through September 30, 2000.

(k) Information is for the period February 2, 2000, commencement of investment operations, through September 30, 2000.

(l) Information is for the period April 28, 2000, commencement of investment operations, through September 30, 2000.

(m) Information is for the period January 3, 2001, commencement of investment operations, through September 30, 2001.

(n) The Service Class had a full redemption during the year ended September 30, 2002. The share class remains open.

* Annualized for periods less than one year.



---------------
See Notes to Financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                            U.S.          S&P 500             VALUE
                                                                          EQUITY            INDEX            EQUITY
                                                                            FUND             FUND              FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $285,747,435;
      $98,191,314; $121,872,906; $13,687,659; $41,380,858
      and $319,485,858 respectively) ..............................  $246,558,449      $76,424,484     $104,334,604
   Short-term Investments (at amortized cost) .....................    22,115,496        1,999,644        2,178,223
   Cash ...........................................................           366               --               --
   Foreign currency (cost $0; $0; $0; $0; $0 and
      $674,144 respectively) ......................................            --               --               --
   Receivable for investments sold ................................       713,635          133,472          552,652
   Income receivables .............................................       203,732          105,779          102,542
   Receivable for fund shares sold ................................        88,447          329,224            9,057
------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................   269,680,125       78,992,603      107,177,078
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned .......................    16,263,840              --               --
   Payable for investments purchased ..............................     1,057,568           52,316          590,595
   Payable for fund shares redeemed ...............................        22,493              --                12
   Payable to GEAM ................................................        81,987           10,100           44,283
   Variation margin payable .......................................        11,925           41,193            3,975
------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................    17,437,813          103,609          638,865
------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................  $252,242,312      $78,888,994     $106,538,213
------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ................................................   332,382,398      119,721,176      142,310,157
   Undistributed net investment income ............................       754,128          336,067          377,162
   Accumulated net realized loss ..................................   (41,689,773)     (19,376,503)     (18,605,276)
   Net unrealized appreciation/(depreciation) on:
      Investments .................................................   (39,188,986)     (21,766,830)     (17,538,302)
      Futures .....................................................       (15,525)         (24,916)          (5,538)
      Foreign currency related transactions .......................            70              --                10
------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................  $252,242,312      $78,888,994     $106,538,213
------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ........................................................   233,818,882       78,888,994      106,538,213
Shares outstanding ($.001 par value) ..............................    26,580,068        9,732,423       14,541,449
Net asset value, offering and redemption price per share ..........          8.80             8.11             7.33

SERVICE CLASS:
Net assets ........................................................    18,423,430              --               --
Shares outstanding ($.001 par value) ..............................     2,095,029              --               --
Net asset value, offering and redemption price per share ..........          8.79              --               --


                                                                            MID-CAP            SMALL-CAP       INTERNATIONAL
                                                                       VALUE EQUITY         VALUE EQUITY              EQUITY
                                                                               FUND                 FUND                FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $285,747,435;
      $98,191,314; $121,872,906; $13,687,659; $41,380,858
      and $319,485,858 respectively) ..............................     $11,847,784          $39,490,121        $255,912,288
   Short-term Investments (at amortized cost) .....................         456,122            9,755,082          12,474,269
   Cash ...........................................................              --                   --                  --
   Foreign currency (cost $0; $0; $0; $0; $0 and
      $674,144 respectively) ......................................              --                   --             674,370
   Receivable for investments sold ................................          32,293              809,779           4,904,808
   Income receivables .............................................          23,014               58,506           1,166,414
   Receivable for fund shares sold ................................             --             1,657,880           3,590,504
----------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................      12,359,213           51,771,368         278,722,653
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned .......................          45,177            5,871,287                 --
   Payable for investments purchased ..............................          37,572            1,291,848          10,213,172
   Payable for fund shares redeemed ...............................             --               277,827              22,610
   Payable to GEAM ................................................           6,771               22,849             136,108
   Variation margin payable .......................................             --                   --                  --
----------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................          89,520            7,463,811          10,371,890
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................     $12,269,693          $44,307,557        $268,350,763
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ................................................      14,103,355           48,532,897         474,096,089
   Undistributed net investment income ............................          35,080               69,044             793,254
   Accumulated net realized loss ..................................         (28,867)          (2,403,647)       (142,975,588)
   Net unrealized appreciation/(depreciation) on:
      Investments .................................................      (1,839,875)          (1,890,737)        (63,573,570)
      Futures .....................................................             --                   --                   --
      Foreign currency related transactions .......................             --                   --               10,578
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................     $12,269,693          $44,307,557        $268,350,763
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ........................................................      12,269,693           44,307,557         265,324,090
Shares outstanding ($.001 par value) ..............................       1,374,639            4,794,337          40,464,283
Net asset value, offering and redemption price per share ..........            8.93                 9.24                6.56

SERVICE CLASS:
Net assets ........................................................             --                   --            3,026,673
Shares outstanding ($.001 par value) ..............................             --                   --              461,918
Net asset value, offering and redemption price per share ..........             --                   --                 6.55

* Includes $15,547,225, $43,657 and $5,564,573 of securities on loan in the U.S. Equity Fund, Mid-Cap Value Equity Fund and Small-
  Cap Value Equity Fund respectively.


---------------
See Notes to Financial Statements.


                                    78 & 79

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                        EUROPE          PREMIER        PREMIER          PREMIER
                                                                        EQUITY           GROWTH       RESEARCH    INTERNATIONAL
                                                                          FUND      EQUITY FUND    EQUITY FUND      EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $8,870,558;
      $194,685,450; $6,871,387; $5,718,188; $228,716,988;
      $41,062,335 and $0 respectively) ............................   $7,284,668   $158,595,847    $6,065,951        $4,294,442
   Short-term Investments (at amortized cost) .....................      127,813     19,681,490     1,954,008            58,711
   Foreign currency (cost $33,876; $0; $0; $981; $0; $6,810
      and $0 respectively) ........................................       34,469             --            --               978
   Receivable for investments sold ................................          212             --        23,174            26,983
   Income receivables .............................................       27,732         66,801         3,865            26,474
   Receivable for fund shares sold ................................           --         55,681            --                --
   Variation margin receivable ....................................           --         11,925            --                --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL  ASSETS ...............................................    7,474,894    178,411,744     8,046,998         4,407,588
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ...........................           --             --            --                --
   Payable upon return of securities loaned .......................           --     13,768,500     1,803,907                --
   Payable for investments purchased ..............................       27,205             --        28,706            36,074
   Payable for fund shares redeemed ...............................           --         23,529            --                --
   Payable to GEAM ................................................        4,806         67,162         2,921             2,842
   Variation margin payable .......................................           --             --            --                --
   Payable for total return swaps .................................           --             --            --                --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................       32,011     13,859,191     1,835,534            38,916
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................   $7,442,883   $164,552,553    $6,211,464        $4,368,672
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ................................................   13,852,649    229,467,916    10,263,090        10,315,658
   Undistributed net investment income ............................        8,490        178,972        13,382            13,809
   Accumulated net realized gain (loss) ...........................   (4,833,717)   (29,026,857)   (3,259,572)       (4,537,929)
   Net unrealized appreciation/(depreciation) on:
       Investments ................................................   (1,585,890)   (36,089,603)     (805,436)       (1,423,746)
       Futures ....................................................           --         22,125            --                --
       Foreign currency related transaction .......................        1,351             --            --               880
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................   $7,442,883   $164,552,553    $6,211,464        $4,368,672
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
   Net assets .....................................................    7,442,883    154,355,194     6,211,464         4,368,672
   Shares outstanding ($.001 par value) ...........................    1,406,166     20,643,723     1,033,272         1,048,911
   Net asset value, offering and redemption price per share .......         5.29           7.48          6.01              4.16

SERVICE CLASS:
   Net assets .....................................................           --     10,197,359            --                --
   Shares outstanding ($.001 par value) ...........................           --      1,365,096            --                --
   Net asset value, offering and redemption price per share .......           --           7.47            --                --



                                                                                          STRATEGIC             MONEY
                                                                          INCOME         INVESTMENT            MARKET
                                                                            FUND               FUND              FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $8,870,558;
      $194,685,450; $6,871,387; $5,718,188; $228,716,988;
      $41,062,335 and $0 respectively) ............................ $235,136,892        $37,753,437      $         --
   Short-term Investments (at amortized cost) .....................   43,527,179          3,324,705       123,617,322
   Foreign currency (cost $33,876; $0; $0; $981; $0; $6,810
      and $0 respectively) ........................................        --                 6,814                --
   Receivable for investments sold ................................   14,488,294            675,322                --
   Income receivables .............................................    1,841,494            140,918           122,646
   Receivable for fund shares sold ................................           --          1,043,421                --
   Variation margin receivable ....................................           --                 --                --
---------------------------------------------------------------------------------------------------------------------
      TOTAL  ASSETS ...............................................  294,993,859         42,944,617       123,739,968
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ...........................      167,047                 --            23,262
   Payable upon return of securities loaned .......................   17,178,509                 --                --
   Payable for investments purchased ..............................   58,981,930          2,265,002                --
   Payable for fund shares redeemed ...............................    1,427,529             16,924               357
   Payable to GEAM ................................................       45,028             14,282            18,553
   Variation margin payable .......................................       10,156                925                --
   Payable for total return swaps .................................       39,660                 --                --
---------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................   77,849,859          2,297,133            42,172
---------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................ $217,144,000        $40,647,484      $123,697,796
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ................................................  208,217,021         44,914,700       123,698,026
   Undistributed net investment income ............................       77,334            174,399                39
   Accumulated net realized gain (loss) ...........................    2,433,788         (1,132,517)             (269)
   Net unrealized appreciation/(depreciation) on:
       Investments ................................................    6,419,904         (3,308,898)               --
       Futures ....................................................       (4,047)              (925)               --
       Foreign currency related transaction .......................           --                725                --
---------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................ $217,144,000        $40,647,484      $123,697,796
---------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
   Net assets .....................................................  217,144,000         40,647,484       123,697,796
   Shares outstanding ($.001 par value) ...........................   21,601,736          4,736,564       123,698,027
   Net asset value, offering and redemption price per share .......        10.05               8.58              1.00

SERVICE CLASS:
   Net assets .....................................................           --                 --                --
   Shares outstanding ($.001 par value) ...........................           --                 --                --
   Net asset value, offering and redemption price per share .......           --                 --                --




 * Includes $13,005,684, $1,720,154 and $16,865,848 of securities on loan in the Premier Growth Equity Fund, Premier Research Equity Fund and Fixed Income Fund respectively.



---------------
See Notes to Financial Statements.


                                     80 & 81

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                             U.S.           S&P 500             VALUE
                                                                           EQUITY             INDEX            EQUITY
                                                                             FUND              FUND              FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ....................................................    $1,919,878        $  728,727        $  936,135
      Interest* ...................................................        55,165            14,954            22,178
      Less: Foreign taxes withheld ................................        (7,036)            --               (3,265)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ...................................................     1,968,007           743,681           955,048
-------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ............................       466,510            59,897           212,980
      Distributors Fees (Notes 4)
          Service Class ...........................................        23,549                --                --
      Trustees fees ...............................................         3,680               657             1,301
      Other expenses ..............................................            --                --                --
-------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES .................................................       493,739            60,554           214,281
-------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ..........................................     1,474,268           683,127           740,767
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..............................................   (10,083,119)       (1,137,544)       (3,828,697)
         Futures ..................................................       (65,048)          (78,711)          (63,036)
         Written options ..........................................            --                --                --
         Foreign currency related transactions ....................           (98)               --               (67)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ..............................................    16,927,459         4,169,158         6,478,258
         Futures ..................................................       (15,675)           40,641            22,018
         Foreign currency related transactions ....................            85                --                30
-------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments ..............................................     6,763,604         2,993,544         2,608,506
-------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .............................................    $8,237,872        $3,676,671        $3,349,273
-------------------------------------------------------------------------------------------------------------------------

                                                                             MID-CAP          SMALL-CAP       INTERNATIONAL
                                                                        VALUE EQUITY       VALUE EQUITY              EQUITY
                                                                                FUND               FUND                FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ....................................................         $114,661        $   178,260        $  2,201,319
      Interest* ...................................................            4,977             43,643              84,532
      Less: Foreign taxes withheld ................................            --                   (74)           (329,173)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ...................................................          119,638            221,829           1,956,678
---------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ............................           41,311            114,026             802,675
      Distributors Fees (Notes 4)
          Service Class ...........................................               --                 --               3,811
      Trustees fees ...............................................              193                277               3,622
      Other expenses ..............................................               --                 --                 837
---------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES .................................................           41,504            114,303             810,945
---------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ..........................................           78,134            107,526           1,145,733
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..............................................           38,666         (2,308,614)        (44,158,946)
         Futures ..................................................          (11,155)                --                  --
         Written options ..........................................               --             32,703                  --
         Foreign currency related transactions ....................               --                 --             (47,640)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ..............................................          (61,137)          (673,802)         32,874,363
         Futures ..................................................           21,950                 --                  --
         Foreign currency related transactions ....................               --                 --              (8,469)
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments ..............................................          (11,676)        (2,949,713)        (11,340,692)
---------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .............................................         $ 66,458        $(2,842,187)       $(10,194,959)
---------------------------------------------------------------------------------------------------------------------------

* Income attributable to security lending activity, net of rebate expenses for the U.S. Equity Fund, Value Equity Fund, Mid-Cap
  Value Equity Fund and Small-Cap Value Equity Fund was $7,125, $437, $494 and $5,495 respectively)



---------------
See Notes to Financial Statements.


                                     82 & 83

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                                      EUROPE              PREMIER           PREMIER
                                                                                      EQUITY               GROWTH          RESEARCH
                                                                                        FUND          EQUITY FUND       EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend .................................................................  $   54,899          $   628,061        $  46,087
      Interest* ................................................................       1,163               44,478            1,805
      Less: Foreign taxes withheld .............................................      (8,775)              (4,249)            (198)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ................................................................      47,287              668,290           47,694
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .........................................      29,564              305,758           17,628
      Distributors Fees (Notes 4)
          Service Class ........................................................          --               12,598               --
      Trustees fees ............................................................         126                1,940              106
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ..............................................................      29,690              320,296           17,734
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .......................................................      17,597              347,994           29,960
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
          Investments ..........................................................    (707,650)          (8,030,923)        (361,218)
          Futures ..............................................................          --             (134,728)              --
          Swaps ................................................................          --                   --               --
          Foreign currency related transactions ................................       2,893                   --               --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/ DEPRECIATION) ON:
          Investments ..........................................................     603,040           13,110,093          506,371
          Futures ..............................................................          --              (32,963)              --
          Foreign currency related transactions ................................         633                   --               --
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments ...........................................................    (101,084)           4,911,479          145,153
------------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ..........................................................  $  (83,487)         $ 5,259,473        $ 175,113
------------------------------------------------------------------------------------------------------------------------------------



                                                                                  PREMIER                  STRATEGIC         MONEY
                                                                            INTERNATIONAL       INCOME    INVESTMENT        MARKET
                                                                              EQUITY FUND         FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ............................................................    $  42,171   $     9,080    $  141,278      $     --
      Interest* ...........................................................          487     4,710,205       291,617       859,726
      Less: Foreign taxes withheld ........................................       (6,711)           --        (7,996)           --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ...........................................................       35,947     4,719,285       424,899       859,726
-----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ....................................       17,497       259,424        78,698        98,831
      Distributors Fees (Notes 4)
          Service Class ...................................................           --            --            --            --
      Trustees fees .......................................................           82         3,234            87           710
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES .........................................................       17,579       262,658        78,785        99,541
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ..................................................       18,368     4,456,627       346,114       760,185
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
          Investments .....................................................     (687,547)    2,929,792      (624,643)          267
          Futures .........................................................           --       (32,793)       65,285            --
          Swaps ...........................................................           --       111,710            --            --
          Foreign currency related transactions ...........................        1,083            --        (1,212)           --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/ DEPRECIATION) ON:
          Investments .....................................................      547,553    (1,102,561)      959,353            --
          Futures .........................................................           --        (4,047)         (925)           --
          Foreign currency related transactions ...........................         (451)           --           369            --
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments ......................................................     (139,362)    1,902,101       398,227           267
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .....................................................    $(120,994)   $6,358,728    $  744,341      $760,452
-----------------------------------------------------------------------------------------------------------------------------------


* Income attributable to security lending activity, net of rebate expenses for the Premier Growth Equity Fund, Premier Research Equity Fund and Fixed Income Fund was $6,005, $1,028 and $47,340 respectively)



---------------
See Notes to Financial Statements.


                                     84 & 85

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               U.S.                            S&P 500
                                                                             EQUITY                              INDEX
                                                                               FUND                               FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED        YEAR       SIX MONTHS ENDED      YEAR
                                                                     3/31/03            ENDED           3/31/03          ENDED
                                                                   (UNAUDITED)         9/30/02        (UNAUDITED)       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ....................................   $ 1,474,268     $  2,639,074      $   683,127     $   741,926
     Net realized gain (loss) on investments, futures, written
       options and foreign currency transactions ..............   (10,148,265)     (18,058,329)      (1,216,255)     (7,733,306)
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, and foreign currency transactions  16,911,869      (29,148,140)       4,209,799     (11,529,693)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..................     8,237,872      (44,567,395)       3,676,671     (18,521,073)
------------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM :
       Net investment income
         Investment Class .....................................    (2,402,822)      (2,638,206)        (903,178)       (996,437)
         Service Class ........................................      (143,300)        (203,200)              --              --
       Net realized gains
           Investment Class ...................................            --               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................................    (2,546,122)      (2,841,406)        (903,178)       (996,437)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations
        and distributions .....................................     5,691,750      (47,408,801)       2,773,493     (19,517,510)
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS :
     Proceeds from sale of shares
       Investment Class .......................................    31,166,252       49,984,423       10,702,733      80,452,689
       Service Class ..........................................     3,657,395        3,504,675               --              --
     Value of distributions reinvested
       Investment Class .......................................     2,399,146        2,638,117          903,213         996,407
       Service Class ..........................................       143,307          203,200               --              --
     Cost of shares redeemed
       Investment Class .......................................    (5,506,297)     (45,678,718)     (10,357,223)    (33,183,874)
       Service Class ..........................................    (4,043,594)      (7,321,532)              --              --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions .........    27,816,209        3,330,165        1,248,723      48,265,222
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....................    33,507,959      (44,078,636)       4,022,216      28,747,712

NET ASSETS
   Beginning of period ........................................   218,734,353      262,812,989       74,866,778      46,119,066
------------------------------------------------------------------------------------------------------------------------------------
   End of period ..............................................  $252,242,312     $218,734,353      $78,888,994     $74,866,778
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ............  $    754,128     $  1,825,982      $   336,067     $   556,118
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..............................................     3,432,700        4,698,918        1,282,327       8,180,726
     Issued for distribution reinvested .......................       260,777          232,638          106,637          91,414
     Shares redeemed ..........................................      (608,510)      (4,166,090)      (1,249,587)     (3,270,300)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................     3,084,967          765,466          139,377       5,001,840
------------------------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ..............................................       403,201          345,298               --              --
     Issued for distribution reinvested .......................        15,560           17,919               --              --
     Shares redeemed ..........................................      (445,897)        (706,689)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................       (27,136)        (343,472)              --              --
------------------------------------------------------------------------------------------------------------------------------------


                                                                                 VALUE                        MID-CAP
                                                                                EQUITY                   VALUE EQUITY
                                                                                  FUND                           FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED     YEAR      SIX MONTHS ENDED       YEAR
                                                                       3/31/03         ENDED          3/31/03           ENDED
                                                                     (UNAUDITED)      9/30/02       (UNAUDITED)        9/30/02
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ....................................   $    740,767     $ 1,349,997    $    78,134      $    120,977
     Net realized gain (loss) on investments, futures, written
       options and foreign currency transactions ..............     (3,891,800)     (6,414,549)        27,511          (54,088)
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, and foreign currency transactions    6,500,306     (14,086,875)       (39,187)      (1,121,343)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..................      3,349,273     (19,151,427)        66,458       (1,054,454)
---------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM :
       Net investment income
         Investment Class .....................................     (1,587,755)     (1,229,321)      (118,831)        (200,868)
         Service Class ........................................             --              --             --               --
       Net realized gains
           Investment Class ...................................             --              --             --         (276,407)
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................................     (1,587,755)     (1,229,321)      (118,831)        (477,275)
---------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations
        and distributions .....................................      1,761,518     (20,380,748)       (52,373)      (1,531,729)
---------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS :
     Proceeds from sale of shares
       Investment Class .......................................     12,811,283      23,220,717             --           158,382
       Service Class ..........................................             --              --             --               --
     Value of distributions reinvested
       Investment Class .......................................      1,582,943       1,225,631        118,835          477,286
       Service Class ..........................................             --              --             --               --
     Cost of shares redeemed
       Investment Class .......................................     (1,092,987)     (5,366,171)      (313,302)        (283,900)
       Service Class ..........................................             --              --             --               --
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions .........     13,301,239      19,080,177       (194,467)         351,768
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....................     15,062,757      (1,300,571)      (246,840)      (1,179,961)

NET ASSETS
   Beginning of period ........................................     91,475,456      92,776,027     12,516,533       13,696,494
---------------------------------------------------------------------------------------------------------------------------------
   End of period ..............................................   $106,538,213     $91,475,456    $12,269,693      $12,516,533
---------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ............   $    377,162     $ 1,224,150    $    35,080      $    75,777
---------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..............................................      1,735,035       2,535,094             --           16,079
     Issued for distribution reinvested .......................        206,381         131,788         12,683           44,816
     Shares redeemed ..........................................       (142,329)       (577,901)       (33,472)         (24,017)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................      1,799,087       2,088,981        (20,789)          36,878
---------------------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ..............................................             --              --             --               --
     Issued for distribution reinvested .......................             --              --             --               --
     Shares redeemed ..........................................             --              --             --               --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................             --              --             --               --
---------------------------------------------------------------------------------------------------------------------------------


                                                                              SMALL-CAP                      INTERNATIONAL
                                                                           VALUE EQUITY                             EQUITY
                                                                                   FUND                               FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED       YEAR        SIX MONTHS ENDED     YEAR
                                                                      3/31/03           ENDED            3/31/03         ENDED
                                                                    (UNAUDITED)        9/30/02         (UNAUDITED)      9/30/02
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ....................................    $   107,526     $   73,174       $  1,145,733    $  3,847,873
     Net realized gain (loss) on investments, futures, written
       options and foreign currency transactions ..............    (2,275,911)        382,792        (44,206,586)    (62,179,849)
     Net increase (decrease) in unrealized appreciation/(depreci
       on investments, futures, and foreign currency transaction     (673,802)       (952,477)        32,865,894       4,250,698
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..................    (2,842,187)       (496,511)       (10,194,959)    (54,081,278)
---------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM :
       Net investment income
         Investment Class .....................................      (105,733)       (136,571)        (4,571,428)     (3,701,358)
         Service Class ........................................            --              --            (44,094)        (31,171)
       Net realized gains
           Investment Class ...................................      (521,097)     (3,009,740)                --              --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................................      (626,830)     (3,146,311)        (4,615,522)     (3,732,529)
---------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations
        and distributions .....................................    (3,469,017)     (3,642,822)       (14,810,481)    (57,813,807)
---------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS :
     Proceeds from sale of shares
       Investment Class .......................................     30,808,407        154,227         32,394,562      94,234,967
       Service Class ..........................................            --              --            508,124       1,224,478
     Value of distributions reinvested
       Investment Class .......................................       626,820       3,146,299          4,564,695       3,699,883
       Service Class ..........................................            --              --             44,095          31,171
     Cost of shares redeemed
       Investment Class .......................................    (2,432,070)       (816,437)       (20,347,351)    (36,280,502)
       Service Class ..........................................            --              --           (129,603)       (303,268)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions .........    29,003,157       2,484,089         17,034,522      62,606,729
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....................    25,534,140      (1,158,733)         2,224,041       4,792,922

NET ASSETS
   Beginning of period ........................................    18,773,417      19,932,150        266,126,722     261,333,800
---------------------------------------------------------------------------------------------------------------------------------
   End of period ..............................................   $44,307,557     $18,773,417       $268,350,763    $266,126,722
---------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ............   $    69,044     $    67,251       $    793,254    $  4,263,043
---------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..............................................     3,130,160          14,550          4,616,500      10,838,090
     Issued for distribution reinvested .......................        63,124         268,914            639,313         414,321
     Shares redeemed ..........................................      (249,757)        (66,425)        (2,804,918)     (4,218,994)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................     2,943,527         217,039          2,450,895       7,033,417
---------------------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ..............................................            --              --             71,996         142,848
     Issued for distribution reinvested .......................            --              --              6,167           3,491
     Shares redeemed ..........................................            --              --            (18,358)        (34,615)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................            --              --             59,805         111,724
---------------------------------------------------------------------------------------------------------------------------------




---------------
See Notes to Financial Statements.


                                     86 & 87

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                     EUROPE                        PREMIER                     PREMIER
                                                     EQUITY                        GROWTH                     RESEARCH
                                                      FUND                     EQUITY FUND                 EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED    YEAR      SIX MONTHS ENDED     YEAR    SIX MONTHS ENDED    YEAR
                                               3/31/03        ENDED          3/31/03         ENDED        3/31/03        ENDED
                                             (UNAUDITED)     9/30/02       (UNAUDITED)      9/30/02     (UNAUDITED)     9/30/02
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ................$   17,597     $  102,990    $    347,994   $    415,441    $   29,960   $   64,781
     Net realized gain (loss) on investments,
       futures, foreign currency transactions
       and swaps ..........................  (704,757)    (2,447,217)     (8,165,651)   (14,887,156)     (361,218)  (1,601,871)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, and foreign currency
       transactions .......................   603,673        658,138      13,077,130    (13,628,982)      506,371       93,666
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations  (83,487)    (1,686,089)      5,259,473    (28,100,697)      175,113   (1,443,424)
-----------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM :
       Net investment income
         Investment Class .................  (122,416)      (118,764)       (439,054)      (611,584)      (86,389)     (54,120)
         Service Class ....................        --             --          (4,483)       (21,586)           --           --
       Net realized gains
         Investment Class .................        --             --              --             --            --           --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................  (122,416)      (118,764)       (443,537)      (633,170)      (86,389)     (54,120)
-----------------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from
       operations and distributions .......  (205,903)    (1,804,853)      4,815,936    (28,733,867)       88,724   (1,497,544)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS :
     Proceeds from sale of shares
       Investment Class ...................        --             --      36,056,477     51,770,924            --           --
       Service Class ......................        --             --       1,462,605      3,989,555            --           --
     Value of distributions reinvested
       Investment Class ...................   122,416        118,771         412,448        611,565        86,394       54,119
       Service Class ......................        --             --           4,483         21,586            --           --
     Cost of shares redeemed
       Investment Class ...................        --             --     (11,189,149)   (28,930,245)           --           --
       Service Class ......................        --             --        (870,930)    (1,619,922)           --           --
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ................   122,416        118,771      25,875,934     25,843,463        86,394       54,119
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS    (83,487)    (1,686,082)     30,691,870     (2,890,404)      175,118   (1,443,425)

   NET ASSETS
     Beginning of period .................. 7,526,370      9,212,452     133,860,683    136,751,087     6,036,346    7,479,771
-----------------------------------------------------------------------------------------------------------------------------------
     End of period ........................$7,442,883     $7,526,370    $164,552,553   $133,860,683    $6,211,464   $6,036,346
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD ..........................$    8,490     $  113,309    $    178,972   $    274,515    $   13,382   $   69,811
-----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..........................        --             --       4,611,071      5,590,644            --           --
     Issued for distribution reinvested ...    21,364         16,473          53,014         62,789        13,757        6,616
     Shares redeemed ......................        --             --      (1,479,806)    (3,300,826)           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....    21,364         16,473       3,184,279      2,352,607        13,757        6,616
-----------------------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ..........................        --             --         189,174        445,464            --           --
     Issued for distribution reinvested ...        --             --             576          2,216            --           --
     Shares redeemed ......................        --             --        (115,379)      (176,282)           --           --
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase in fund shares ............        --             --          74,371        271,398            --           --
-----------------------------------------------------------------------------------------------------------------------------------



                                                       PREMIER
                                                 INTERNATIONAL                         INCOME
                                                   EQUITY FUND                           FUND
--------------------------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED     YEAR      SIX MONTHS ENDED       YEAR
                                                3/31/03         ENDED          3/31/03           ENDED
                                              (UNAUDITED)      9/30/02       (UNAUDITED)        9/30/02
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ...............   $   18,368     $   69,271    $  4,456,627     $ 10,864,735
     Net realized gain (loss) on investments,
       futures, foreign currency transactions
       and swaps .........................     (686,464)    (1,711,815)      3,008,709        3,796,569
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, and foreign currency
       transactions ......................      547,102        199,960      (1,106,608)       1,651,055
--------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations   (120,994)     (1,442,584)     6,358,728       16,312,359
--------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ................      (66,184)      (100,094)     (4,660,106)     (10,940,526)
         Service Class ...................           --             --              --               --
       Net realized gains
         Investment Class ................           --             --      (3,340,346)      (5,633,352)
--------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...................      (66,184)      (100,094)      8,000,452      (16,573,878)
--------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from
       operations and distributions ......     (187,178)    (1,542,678)     (1,641,724)        (261,519)
--------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS :
     Proceeds from sale of shares
       Investment Class ..................           --             --       8,677,551       23,001,098
       Service Class .....................           --             --              --               --
     Value of distributions reinvested
       Investment Class ..................       66,069        100,098       7,969,619       16,574,587
       Service Class .....................           --             --              --               --
     Cost of shares redeemed
       Investment Class ..................           --             --     (13,848,142)     (40,197,165)
       Service Class .....................           --             --              --               --
--------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ...............       66,069        100,098       2,799,028         (621,480)
--------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS     (121,109)    (1,442,580)      1,157,304         (882,999)

   NET ASSETS
     Beginning of period .................    4,489,781      5,932,361     215,986,696      216,869,695
--------------------------------------------------------------------------------------------------------
     End of period .......................   $4,368,672     $4,489,781    $217,144,000     $215,986,696
--------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD .........................   $   13,809     $   61,625    $     77,334     $    280,813
--------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold .........................           --             --         862,852        2,306,164
     Issued for distribution reinvested ..       14,674         16,463         799,410        1,693,022
     Shares redeemed .....................           --             --      (1,381,058)      (4,112,522)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...       14,674         16,463         281,204         (113,336)
--------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold .........................           --             --              --               --
     Issued for distribution reinvested ..           --             --              --               --
     Shares redeemed .....................           --             --              --               --
--------------------------------------------------------------------------------------------------------
   Net increase in fund shares ...........           --             --              --               --
--------------------------------------------------------------------------------------------------------



                                                               MONEY
                                                              MARKET
                                                                FUND
-----------------------------------------------------------------------------
                                                SIX MONTHS ENDED     YEAR
                                                     3/31/03         ENDED
                                                   (UNAUDITED)      9/30/02
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ...............      $    760,185    $  1,619,907
     Net realized gain (loss) on investments,
       futures, foreign currency transactions
       and swaps .........................               267            (462)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, and foreign currency
       transactions ......................                --              --
-----------------------------------------------------------------------------
     Net increase (decrease) from operations         760,452       1,619,445
-----------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM :
       Net investment income
         Investment Class ................          (760,185)     (1,162,377)
         Service Class ...................                --        (457,530)
       Net realized gains
         Investment Class ................                --              --
-----------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...................          (760,185)     (1,619,907)
-----------------------------------------------------------------------------
    Increase (decrease) in net assets from
       operations and distributions ......               267            (462)
-----------------------------------------------------------------------------
   SHARE TRANSACTIONS :
     Proceeds from sale of shares
       Investment Class ..................        19,924,499     122,172,620
       Service Class .....................                --       2,908,918
     Value of distributions reinvested
       Investment Class ..................           762,717       1,139,425
       Service Class .....................                --         464,735
     Cost of shares redeemed
       Investment Class ..................       (11,314,083)    (15,807,966)
       Service Class .....................                --     (44,267,324)
-----------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ...............         9,373,133      66,610,408
-----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS         9,373,400      66,609,946

   NET ASSETS
     Beginning of period .................       114,324,396      47,714,450
-----------------------------------------------------------------------------
     End of period .......................      $123,697,796    $114,324,396
-----------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD .........................      $         39    $         39
-----------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold .........................        19,924,499     122,172,620
     Issued for distribution reinvested ..           762,717       1,139,425
     Shares redeemed .....................       (11,314,083)    (15,807,966)
-----------------------------------------------------------------------------
Net increase (decrease) in fund shares ...         9,373,133     107,504,079
-----------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold .........................                --              --
     Issued for distribution reinvested ..                --              --
     Shares redeemed .....................                --              --
-----------------------------------------------------------------------------
   Net increase in fund shares ...........                --              --
-----------------------------------------------------------------------------


---------------
See Notes to Financial Statements.


                                     88 & 89

                        NOTES TO FINANCIAL STATEMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


1.  ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of fifteen investment funds (each a "Fund" and collectively the "Funds") although only the following thirteen are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Europe Equity Fund, Premier Growth Equity Fund, Premier Research Equity Fund, Premier International Equity Fund, Income Fund, Strategic Investment Fund and Money Market Fund. The Funds are presently authorized to issue two classes of shares -- the Investment Class and the Service Class. As of March 31, 2003, the following Funds had two share classes active: U.S. Equity Fund, International Equity Fund, Premier Growth Fund and Money Market Fund. The Trust expects that most of the time each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GE Asset Management Incorporated ("GEAM") to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, a Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

                        NOTES TO FINANCIAL STATEMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at year end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Swaps

                        NOTES TO FINANCIAL STATEMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds' currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds' financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds' risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

                        NOTES TO FINANCIAL STATEMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At March 31, 2003, information on the tax components of capital is as follows:

                                              Gross Tax                    Gross Tax            Net Tax Unrealized Appreciation/
                                       Unrealized Appreciation      Unrealized Depreciation       (Depreciation) on Investments
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                            $6,678,922                 $ (45,867,908)                   $ (39,188,986)
S&P 500 Index Fund                           1,178,687                   (22,945,517)                     (21,766,830)
Value Equity Fund                            2,659,907                   (20,198,209)                     (17,538,302)
Mid-Cap Value Equity Fund                      523,679                    (2,363,554)                      (1,839,875)
Small-Cap Value Equity Fund                  1,240,318                    (3,131,055)                      (1,890,737)
International Equity Fund                    4,527,557                   (68,101,127)                     (63,573,570)
Europe Equity Fund                             261,150                    (1,847,040)                      (1,585,890)
Premier Growth Equity Fund                   3,874,292                   (39,963,895)                     (36,089,603)
Premier Research Equity Fund                   168,066                      (973,502)                        (805,436)
Premier International Equity Fund               70,093                    (1,493,839)                      (1,423,746)
Income Fund                                  7,161,162                      (741,258)                       6,419,904
Strategic Investment Fund                      591,777                    (3,900,675)                      (3,308,898)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at March 31, 2003.

As of September 30, 2002, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund                                            Amount             Expires
--------------------------------------------------------------------------------

U.S. Equity Fund                           $  9,267,908              2010

S&P 500 Index Fund                           10,134,125              2010

Value Equity Fund                               401,673              2009
                                              7,672,281              2010

International Equity Fund                       831,308              2009
                                             35,780,923              2010

Europe Equity Fund                              348,486              2009
                                              1,593,190              2010

Premier Growth Equity Fund                    4,694,591              2010

Premier Research Equity Fund                    100,460              2009
                                              1,533,530              2010

Premier International Equity Fund               618,920              2009
                                              1,824,264              2010

Strategic Investment Fund                       100,084              2010

Money Market Fund                                    27              2008
                                                     44              2009
                                                      3              2010

                        NOTES TO FINANCIAL STATEMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2001 as follows:

Fund                                   Currency                    Capital
-----------------------------------------------------------------------------

U.S. Equity Fund                       $   --                   $ 14,108,933

S&P 500 Index Fund                         --                      5,810,947

Value Equity Fund                          --                      4,827,056

Mid-Cap Value Equity Fund                  --                         78,249

International Equity Fund                  --                     55,009,388

Europe Equity Fund                      2,059                      2,133,428

Premier Growth Equity Fund                 --                     12,518,647

Premier Research Equity Fund               --                      1,143,991

Premier International Equity Fund       3,273                      1,240,681

Strategic Investment Fund                  --                        251,838

Money Market Fund                          --                            462



DISTRIBUTIONS TO SHAREHOLDERS The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually of net realized capital gains in excess of capital loss carryforwards. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES The Funds pay a "unitary fee" equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

3. LINE OF CREDIT

Effective December 18, 2002, and expiring December 17, 2003, the Trust shares a revolving credit facility of up to $50 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Trust during the period ended March 31, 2003.

                        NOTES TO FINANCIAL STATEMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

4. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES Compensation of GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                              Average Daily                              Advisory and
                                           Net Assets of Fund                        Administration Fees*
----------------------------------------------------------------------------------------------------------
U.S. Equity Fund                           First $25 million                                  .55%
Value Equity Fund                           Next $25 million                                  .45%
Premier Growth Equity Fund                  Over $50 million                                  .35%
Premier Research Equity Fund
----------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                All Assets                                  .15%
Mid-Cap Value Equity Fund                  First $25 million                                  .65%
                                            Next $25 million                                  .60%
                                            Over $50 million                                  .55%
----------------------------------------------------------------------------------------------------------
Small-Cap Value Equity Fund                First $25 million                                  .70%
                                            Next $25 million                                  .65%
                                            Over $50 million                                  .60%
----------------------------------------------------------------------------------------------------------
International Equity Fund                  First $25 million                                  .75%
Europe Equity Fund                          Next $50 million                                  .65%
Premier International Equity Fund           Over $75 million                                  .55%
----------------------------------------------------------------------------------------------------------
Income Fund                               First $25 million                                   .35%
                                           Next $25 million                                   .30%
                                           Next $50 million                                   .25%
                                          Over $100 million                                   .20%
----------------------------------------------------------------------------------------------------------
Strategic Investment Fund                  First $25 million                                  .45%
                                            Next $25 million                                  .40%
                                            Over $50 million                                  .35%
----------------------------------------------------------------------------------------------------------
Money Market Fund                          First $25 million                                  .25%
                                            Next $25 million                                  .20%
                                            Next $50 million                                  .15%
                                           Over $100 million                                  .10%

* From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund.

                        NOTES TO FINANCIAL STATEMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (an indirect wholly-owned subsidiary of General Electric Company) and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

TRUSTEE COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees are reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund.

SECURITIES LENDING PROGRAM GEAM administers the security lending program for the Income Fund. The security lending fee is based on the number and duration of the lending transactions. State Street Global Securities Lending acts as the lending agent for all other funds participating in the securities lending program. For the period ended March 31, 2003, the Income Fund paid $119,378 to GEAM.

5. SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, effective May 1, 2001, SSgA Funds Management, Inc., ("SSgA"), is the Sub-Adviser to the S&P 500 Index Fund (prior thereto a division of SSgA's parent company served as the sub-adviser to that Fund) and Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Value Equity Fund.

SSgA and Palisade are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays SSgA and Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.



6. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended March 31, 2003, were as follows:

                                              Purchases          Sales
--------------------------------------------------------------------------------
U.S. Equity Fund                             $55,393,468     $28,467,268
S&P 500 Index Fund                             2,230,422       2,503,705
Value Equity Fund                             26,702,470      13,584,712
Mid-Cap Value Equity Fund                      1,550,997       1,469,425
Small-Cap Value Equity Fund                   43,648,871      18,984,437
International Equity Fund                     89,027,928      72,775,989
Europe Equity Fund                             1,961,833       1,965,681
Premier Growth Equity Fund                    40,624,470      17,609,740
Premier Research Equity Fund                   1,571,429       1,614,072
Premier International Equity Fund              1,146,651       1,144,187
Income Fund                                  410,751,853     401,230,970
Strategic Investment Fund                     29,620,438      19,823,023

                        NOTES TO FINANCIAL STATEMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


OPTIONS During the period ended March 31, 2003, the following option contracts were written:
                                              Small-Cap Value Equity Fund
                                         --------------------------------------
                                         Number of Contracts           Premium
-------------------------------------------------------------------------------
Balance as of September 30, 2002                 --                   $     --
Written                                          66                     16,069
Closed and Expired                              (66)                   (16,069)
-------------------------------------------------------------------------------
Balance as of March 31, 2003                     --                   $     --
-------------------------------------------------------------------------------



SWAP AGREEMENTS Open swap transactions held by the Funds consisted of the following as of March 31, 2003:

Income Fund                                                                                    Notional Amount
----------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Index. Fund receives/pays the positive/negative return on the Index and pays one month LIBOR minus 44 basis points monthly,
expires month September 30, 2003.                                                                $ 3,400,000

Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Index. Fund receives/pays the positive/negative return on the Index and pays one month LIBOR minus 10 basis points monthly,
expires month July 31, 2003.                                                                     $ 2,500,000



SECURITY LENDING At March 31, 2003, the following Funds participated in securities lending:

                                     Loaned securities
                                (including accrued interest)    Cash Collateral
--------------------------------------------------------------------------------
U.S. Equity Fund                      $  15,548,177            $  16,263,840
Mid-Cap Value Equity Fund                    43,675                   45,177
Small-Cap Value Equity Fund               5,565,212                5,871,287
Premier Growth Equity Fund               13,006,828               13,768,500
Premier Research Equity Fund              1,720,275                1,803,907
Income Fund                              16,865,848               17,178,511

                        NOTES TO FINANCIAL STATEMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

7. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at March 31, 2003 are:

                                                       5% or Greater
                                                        Shareholders
                                          -----------------------------------------
                                                                            % of                   % of Fund Held
                                              Number                      Fund Held               by GE Affiliates*
--------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                6                              77%                        45%
S&P 500 Index Fund                              2                              93%                        22%
Value Equity Fund                               9                              74%                        14%
Mid-Cap Value Equity Fund                       3                              97%                        81%
Small-Cap Value Equity Fund                     2                              86%                        86%
International Equity Fund                       5                              85%                        51%
Europe Equity Fund                              1                             100%                       100%
Premier Growth Equity Fund                      7                              78%                         0%
Premier Research Equity Fund                    1                             100%                       100%
Premier International Equity Fund               1                             100%                       100%
Income Fund                                     3                              71%                        25%
Strategic Investment Fund                       4                             100%                        86%
Money Market Fund                               3                              94%                        70%

Investment activities of these shareholders could have a material impact on these Funds. * Included in the 5% or Greater Shareholders percentage.

8.  FUND TERMINATION

At a meeting held on December 12, 2002, the GE Institutional Funds' Board of Trustees approved a plan of dissolution, liquidation and termination pursuant to which the Mid-Cap Growth Fund and Emerging Markets Fund were liquidated and their assets distributed on a pro rata basis to shareholders of record as of the close of business on February 28, 2003.

                                              ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    53

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   President, GE Asset Management
Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    63

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Chairman of the Board, Chief Executive
Officer and President of GE Investment Distributors, Inc., a registered broker-dealer, since 1993; Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Chairman of the Board and Chief Executive Officer of Centurion Funds, Inc. since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    56

POSITION(S) HELD WITH FUND    Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE     63

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee and Executive Vice President of GE
Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    35

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Investment Funds Inc., Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE N/A

                                              ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    42

POSITION(S) HELD WITH FUND    Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Asset Management Services at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE N/A



NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3003 Summer St. Stamford, CT  06905

AGE   56

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 53

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Funds and GE LifeStyle Funds
since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds, Inc. since December 2001.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   55

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   53

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds since December 2001.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   67

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Retired since 1983 from Salomon
Brothers Inc.;

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    53

OTHER DIRECTORSHIPS HELD BY TRUSTEE GP   Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds since December 2001.

                                                                 INVESTMENT TEAM
--------------------------------------------------------------------------------

EUGENE K. BOLTON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR U.S. EQUITY FUND
Eugene K. Bolton is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. He leads a team of portfolio managers for the U.S. Equity Fund and has served in this capacity since the Fund's inception. Gene joined GE in 1964 and, after completing GE's Financial Management Program, held a number of financial and strategic planning positions in the U.S. and Europe. His experience includes assignments with GE's Medical Systems and Major Appliance businesses as well as Corporate Finance. Joining GE Asset Management in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and managed a GE Pension Fund portfolio through 1991 when he was named to his present position. Gene is a trustee of the GE Pension Trust and GE's Employee Savings Plan as well as chairman of GEAM's Asset Allocation committee. He is also a trustee of Rensselaer Polytechnic Institute and chairman of their investment committee, a trustee of the Investment Management Workshop, and a past member of the New York Stock Exchange Pension Advisory Committee. Gene is a graduate of Mundelein College with a BA degree in Business and Management.


CHRIS BROWN
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER FOR PREMIER RESEARCH EQUITY FUND
Chris Brown is a Senior Vice President with GE Asset Management. He is responsible for managing a number of institutional portfolios, including the co-managed GE U.S. Research Select portfolio, which is part of the GE US Equity portfolio. Chris began his career at GE in 1981, spending two years in the Financial Management Program. He then spent the next two years as an International Sector Financial Analyst with Sadelmi New York, Inc., a GE subsidiary, and joined Stamford, CT-based GE Asset Management in 1985. Chris is a cum laude graduate in economics from Bucknell University and is the holder of a Chartered Financial Analyst designation.


DAVID CARLSON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE PREMIER GROWTH EQUITY FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND
Dave Carlson is the Senior Vice President with GE Asset Management responsible for managing U.S. and Growth equity portfolios. He joined GE in 1980 as part of the GE Financial Management Program. He has nineteen years investment experience. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst, and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a BS in Finance.


DONALD J. DUNCAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE MONEY MARKET FUND
Donald J. Duncan is a Vice President of GE Asset Management. He is portfolio manager of the Money Market Fund and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager - Short Term Securities in 1990 and Vice President - Money Markets in 2002. Mr. Duncan holds a B.S. from the University of Rhode Island.


BRIAN HOPKINSON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE PREMIER INTERNATIONAL EQUITY FUND
Brian Hopkinson is Senior Vice President and Portfolio Manager with GE Asset Management's International Equities team. Brian joined GEAM in 1996. He has twenty-two years of investment experience, eleven years earned in London and eleven in the New York/Stamford area. Before joining GE Asset Management he was with the Columbus Circle Investors and Fiduciary Trust Company International. He received a Bachelor of Science (Honours) degree in Mathematics/ Statistics from the University of Leeds and is an Associate of the Institute of Actuaries.


RALPH LAYMAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR INTERNATIONAL EQUITY FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND
Ralph Layman is responsible for managing GE Asset Management's International Equity operations. Ralph is an Executive Vice President of GEAM, a Trustee for the GE Pension Trust and a member of the Asset Allocation committee. He has twenty-one years of experience in the business, including five years as a Vice President and Portfolio Manager of Templeton Investment Counsel, Inc. where he managed global equity institutional accounts. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. in 1987. Ralph is the holder of a Chartered Financial Analyst designation, a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. He is also a member of the New York Stock Exchange International Capital Markets Advisory Committee and a member of the Frank Russell 20/20 Executive Committee. He holds a BS in Economics and an MS in Finance from the University of Wisconsin.

--------------------------------------------------------------------------------


ROBERT MACDOUGALL
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE INCOME FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND

Robert MacDougall is a Director and Executive Vice President of GE Asset Management. He manages the overall fixed income investments for GE Asset Management. He leads a team of portfolio managers for the Income Fund. Mr. MacDougall also manages fixed income investments for the Strategic Investment Fund. He has served in those capacities since each Fund's commencement. Bob joined GEAM in 1986 as Vice President. He became a Senior Vice President in 1993 and Executive Vice President in 1997. Bob has over twenty-eight years of investment experience. Prior to joining GEAM, Bob held a variety of Financial Management positions within GE's Corporate Treasury and Financial Planning departments. Bob received both his Masters and Bachelor in Business Administration from the University of Massachusetts.


PAUL REINHARDT
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE VALUE EQUITY FUND

Paul Reinhardt is a Senior Vice President of GE Asset Management and portfolio manager of the Value Equity Fund and has served in that capacity since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987. Paul holds an MBA from Columbia University, a BA in Economics from Hartwick College, and is a member of the New York Society of Security Analysts. He is also a holder of a Chartered Financial Analyst designation.


RICHARD L. SANDERSON
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER FOR PREMIER RESEARCH EQUITY FUND

Dick Sanderson, Senior Vice President, is responsible for directing the efforts of the U.S. Equity research team. In addition, Dick shares portfolio management responsibility for the U.S. Equity Select and U.S. Research Select portfolios. He has twenty-nine years of investment experience, six with GE Asset Management. Prior to joining GEAM, Dick held positions with Alliance Capital, Neuberger and Berman, Investors Diversified Services, First National Bank of Denver, and Northern Trust Company. During his career, he was voted "Best of Buy Side" three times by Institutional Investor magazine. He received both a BA (Anthropology) and MBA (Finance) from the University of Michigan and is the holder of a Chartered Financial Analyst designation.


MICHAEL SOLECKI
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE EUROPE EQUITY FUND

Michael Solecki is Senior Vice President of GE Asset Management with International Equity portfolio management responsibilities, with particular research emphasis on European securities. Michael has fourteen years of investment experience, ten of them with GE. After completing the GE Financial Management Program, Michael became an international securities analyst with GE Asset Management. He was based in our affiliated European office in London, England from 1992-1995. Before joining GE, Michael worked for Monarch Capital Corporation as a financial analyst. He has an MBA from Fordham University, a BS in Finance from Western New England College and is a holder of the Chartered Financial Analyst designation.


CHIP WHITMAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE MID-CAP VALUE EQUITY FUND

Chip Whitman is Senior Vice President with GE Asset Management responsible for managing the U.S. Mid-Cap Value portfolios. Chip joined GEAM after completing GE's Financial Management Program and has sixteen years investment experience. He holds an MS degree from the MIT Sloan School of Management, a BA in Mathematics from Hamilton College and is the holder of a Chartered Financial Analyst designation.

--------------------------------------------------------------------------------


SUB-ADVISERS
--------------------------------------------------------------------------------
PALISADE CAPITAL MANAGEMENT, L.L.C.

SUB-ADVISER FOR THE SMALL-CAP VALUE EQUITY FUND

The GE Small-Cap Value Equity Fund is managed by Palisade's Senior Investment Committee which is composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg, Dennison Veru and Richard Whitman. Jack Feiler, Chief Investment Officer of Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program.

Jack has more than 30 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Jack worked for Burnham & Co. as an Account Executive and was promoted to Senior Executive Vice President of Broad Street Investment Management in 1981. In 1990, he joined Smith Barney as Senior Vice President of Investments. Jack received his Bachelor's degree in 1964 from City College of New York and his Juris Doctor degree from Brooklyn Law School in 1967.

SSGA FUNDS MANAGEMENT, INC.

SUB-ADVISER FOR THE S&P 500 INDEX FUND

SSgA Funds Management, Inc. ("SSgA") is the sub-adviser to the S&P 500 Index Fund. SSgA assumed this role from State Street Global Advisers, a division of State Street Bank and Trust Company, an affiliate of SSgA. The GE S&P 500 Index Fund is managed by a team of portfolio managers led by Karl A. Schneider. Since 1999, Karl has been a Principal and portfolio manager in the U.S. Structured Products Group of the State Street Bank and Trust Company. Prior to joining the U.S. Structured Products Group, Karl was a portfolio manager in the firm's Currency Risk Management Group. Karl holds B.S. degrees in Finance and Investments from Babson College.

--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

TRUSTEES
Michael J. Cosgrove
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
John Crager

DISTRIBUTOR
GE Investment Distributors, Inc
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, PRESIDENT

Eugene K. Bolton, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, MUTUAL FUNDS

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Robert A. MacDougall, EVP, FIXED INCOME

Geoffrey R. Norman, EVP, MARKETING

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
201 MERRITT 7
PO BOX 4800
NORWALK, CT  06856-4800

WWW.GEASSETMANAGEMENT.COM



[GE LOGO OMITTED]                                                  GEIN-2 (3/03)